UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Jay S. Fitton

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(513)-520-5925

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2023

Date of reporting period: August 31, 2023

Item 1. Reports to Stockholders.

(a)

PMC Funds

PMC Core Fixed Income Fund

Advisor Class Shares: (PMFIX)

Institutional Class Shares: (PMFQX)

PMC Diversified Equity Fund

Advisor Class Shares: (PMDEX)

Institutional Class Shares: (PMDQX)

ActivePassive ETFs

ActivePassive Core Bond ETF (APCB)

ActivePassive Intermediate Municipal Bond ETF (APMU)

ActivePassive International Equity ETF (APIE)

ActivePassive U.S. Equity ETF (APUE)

Annual Report

August 31, 2023

PMC Funds

Letter to Shareholders

(Unaudited)

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and one-year period ended August 31, 2023.

The table below presents the standardized performance of the PMC Funds relative to their respective benchmarks. The past twelve month period ended August 31, 2023 has been one in which the global economy has continued to struggle due to the ongoing effects of high inflation. The U.S. consumer has held up the domestic economy in 2023, but warning signs have begun to appear. Consumer confidence declined in August, and job openings were lower in July. In addition, real gross domestic product (GDP)1 for the second quarter 2023 was revised lower to an annual rate of 2.1%, and corporate profits declined. Consumer confidence is notoriously fragile, and if consumers believe their jobs are in jeopardy they will rein in spending. Historically, if consumer confidence declines for several months, this has often presaged an economic downturn. Consumers may be feeling pressure on several fronts, including the potential for a government shutdown at the beginning of the fiscal year in October, the end to the moratorium on student loan repayments, rising mortgage rates that now exceed 7%, the United Auto Workers strike, and the jump in oil prices. Oil prices have risen sharply in recent weeks, and are up 25% from levels earlier in the year. Saudi Arabia has been able to inject additional supply when oil prices get so high that demand is crimped, but it is more difficult for them to manage the price of oil given the sanctions on Russia and the increasing demand coming from China. Economists warn that if oil prices exceed $100 for more than a few weeks consumers will further scale back spending and the economy will have difficulty avoiding recession. Economies in Europe and China also bear close watching. Europe has experienced choppy economic data in 2023, and leading indicators such as the Purchasing Managers Index have recently flashed warning signs. China is also in the throes of an economic slowdown led by another property crisis. Property prices are declining, economic growth is slowing, and the country’s policymakers have stopped reporting weak economic data. Economists question whether China has the levers to pull to reinvigorate growth.

The Federal Open Market Committee (FOMC) has been actively striving to corral inflation and bring the U.S. economy to a soft landing in the hopes of averting a recession. The FOMC has aggressively raised the federal funds target rate since its low 18 months ago. Over the past year the committee has hiked the rate seven times, from a range of 2.25%-2.50% on August 31, 2022 to its current range of 5.25%-5.50%. Over the past 18 months, the FOMC has raised the fed funds rate a total of 11 times. The consensus among economists is that the recent reduction in inflation means that this cycle of interest rate increases has likely ended unless inflation accelerates once again.

Despite the concerns about the economy stock prices have remained resilient throughout this period. After suffering an 18.1% decline in 2022–its steepest drop since 2008–the S&P 500 Index has posted an 18.7% gain so far in 2023. The gains have been decidedly top-heavy, with some of the largest technology companies driving the performance of the index, while the broader market has not generated returns nearly as impressive.

The Bureau of Economic Analysis released the second estimate of the second quarter 2023 real GDP, a seasonally adjusted annualized rise of 2.1%, lower than the prior estimate, and in line with the increase in the prior quarter. The employment situation has been lukewarm over the past year. The August employment report showed that employers added 187,000 jobs in the month, and that the unemployment rate was slightly higher at 3.8%. As mentioned above, the FOMC, in its continuing effort to tame inflation, raised its federal funds rate target range by 0.25% in the quarter, to 5.00% to 5.25%, from a range of 4.75% to 5.00%. The yield on the 10-year U.S. Treasury climbed from 3.2% to 4.1% over the twelve months ended August 31, 2023.

[1]	Gross Domestic Product (“GDP”) is the total monetary value of all the finished goods and services produced within a country’s borders in a specific period.

Total Returns as of August 31, 2023*

*Periods of Less than 1-Year Are Unannualized

Fund	Three Months	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date	Gross Expense Ratio
PMC Diversified Equity Fund – Adv. Class	7.16%	7.04%	13.94%	5.44%	7.32%	8.66%	8-26-09	0.93	%**
PMC Diversified Equity Fund – Inst. Class	7.19%	7.15%	14.19%	NA	NA	7.33%	7-1-19	0.68	%**
MSCI World Index Net Return	6.99%	11.11%	15.60%	8.33%	9.28%	9.54%

PMC Core Fixed Income Fund – Adv. Class	-0.68%	1.10%	-0.89%	0.74%	1.41%	3.21%	9-28-07	1.13	%**
PMC Core Fixed Income Fund – Inst. Class	-0.61%	1.25%	-0.67%	NA	NA	-0.43%	7-1-19	0.88	%**
Bloomberg U.S. Aggregate Bond Index	-1.06%	0.95%	-1.19%	0.49%	1.48%	2.78%

*	Periods of Less than 1-Year Are Unannualized
**	Gross expense ratio as disclosed in the prospectus dated December 29, 2022. Please see the Financial Highlights in this report for the most recent expense ratio.

The S&P 500 Index represents a broad cross-section of the U.S. equity market, including common stocks traded on U.S. exchanges. The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. An investor cannot invest directly in an index.

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the Funds’ website at www.investpmc.com or by calling 888-762-7338.

PMC Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure, diversified globally. The Fund’s investment objective is long-term capital appreciation.

One of the primary drivers of the Fund’s performance is its exposure to the well-known value, momentum and quality asset pricing factors. Over the past year ended August 31, 2023, asset pricing factors have generally performed poorly. The one exception is the quality factor, which is the tendency for stocks of more highly profitable and financially strong companies within an index to outperform those exhibiting less financial strength. The poor factor performance translated into Fund performance that, while strong in absolute terms, lagged that of the benchmark over the twelve-month period ended August 31, 2023. For the most recent three-month period, the Advisor Class of the Fund generated a return of 7.16%, outperforming the 6.99% return of the Fund’s benchmark index, MSCI World Index Net Return. For the twelve months ended August 31, 2023, the Fund generated a total return of 13.94%, underperforming the 15.60% return of the benchmark. The primary driver of the Fund’s performance during the year was the aggregate performance of the asset pricing factors toward which the portfolio is tilted. The Fund has maintained positive tilts to the size, value, momentum and quality factors. The Fund’s orientation toward value stocks was a key detractor from the performance relative to the benchmark, and its exposure to the momentum and quality factors was modestly additive to relative performance. However, performance was negatively impacted by having a lower weighted average market capitalization than the benchmark, as stocks of smaller companies significantly underperformed stocks of larger companies. Relative performance was also disadvantaged during both the most recent three- and six-month periods from a slight underweight to domestic equities relative to European equities. Among the positive contributors to performance during the year were limited underweights to the information technology and communications services sectors. Security selection in the health care, utilities, and real estate sectors also contributed positively to performance during the year. Among the detractors from performance was security selection in the information technology and communications services sectors. As is typically the case, the strategy’s factor orientation resulted in over- or underweights to specific stocks that have a meaningful impact on performance. Over the past twelve months underweights to well-known companies such as NVIDIA Corp. (NVDA), Apple, Inc. (AAPL), and Microsoft Corp. (MSFT) resulted in underperformance. However, overweights to PulteGroup, Inc. (PHM), Broadcom, Inc. (AVGO) and D.R. Horton, Inc. (DHI) benefited performance.

In addition to the risk that the investment strategy employed in the Fund will underperform the benchmark index generally, the primary risks continue to primarily involve systematic risk. Because the Fund’s investment adviser controls the risk of the Fund’s portfolio relative to the benchmark, the overall portfolio should track the Fund’s benchmark fairly closely on a relative basis. However, in general market declines the Fund’s fully invested strategy would incur a setback commensurate with the decline in the benchmark.

PMC Core Fixed Income Fund

The PMC Core Fixed Income Fund provides broad exposure to the core segments of the domestic fixed income market. The Fund’s investment objective is to provide current income consistent with low volatility of principal, and in addition to the Fund’s investment adviser, one sub-adviser manages a portion of the Fund’s assets: Neuberger Berman Investment Advisers LLC.

Over the past 12 months ended August 31, 2023, the environment for fixed income securities has once again been marked by significantly rising yields resulting from the FOMC’s decision to aggressively raise short-term interest rates in an effort to combat decades-high inflation. The FOMC recently raised the fed funds rate to a range of 5.25%-5.50%, up a full three percentage points over the level on August 31, 2022. The FOMC’s actions seem to have had a positive impact, as inflation is moderating from the acceleration of a year ago. As a result, many economists believe the FOMC has completed its rate increases for this cycle. Against this backdrop, the Fund generated negative returns for the three-month and one-year periods ended August 31, 2023. For the most recent three-month period, the Advisor Class of the Fund generated a return of -0.68%, slightly outperforming the benchmark Bloomberg U.S. Aggregate Bond Index return of -1.06%. For the twelve months ended August 31, 2023, the Advisor Class of the Fund posted a return of -0.89%, outperforming the benchmark return of -1.19%. The primary factors positively impacting performance over the past 12-month period were an underweight to U.S. Treasury securities and security selection in the corporate bond segment. The primary detractors from performance included the Fund’s aggregate underweight to securitized bonds, and security selection in the U.S. Treasury and government-related securities areas.

The primary risks to the strategies employed by the Fund’s investment adviser and sub-advisers remain in place and exist at both the macro level and in individual security selection. Due to the Fund’s aggregate overweight exposure to credit securities, the Fund remains likely to underperform the benchmark somewhat if the Federal Reserve makes a policy misstep, and U.S. Treasury securities consequently rise relative to credits. In addition, if the general level of interest rates continues to rise rapidly, the Fund will not be immune to further losses. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

Remarks

The U.S. economy is muddling along, with economists having mixed opinions as to whether the FOMC will be able to create conditions that allows the economy to glide to a soft landing or enter a recession. It appears the FOMC has been able to arrest the rise in inflation, with the consensus among economists being that the committee’s rate increase regime has ended. U.S. consumers have been resilient, but confidence is beginning to erode, and is at risk as a result of several factors, including a significant rise in mortgage rates and a surge in oil prices. There are a number of potential downside risks outlined by economists, including a government shutdown at the beginning of the fiscal year in October if Congress cannot come to agreement in the coming weeks; property market weakness in China, which has the potential to impact the global economy; and a continuation in the recent surge in oil prices.

As always, we appreciate your continued trust and confidence in the PMC Funds. We will continue to do all we can to ensure that such trust and confidence are well placed and will manage the PMC Funds with that goal clearly in mind.

Brandon R. Thomas

Co-Founder and Co-Chief Investment Officer

Envestnet Asset Management

Envestnet Asset Management

The views in this report were those of the Funds’ investment adviser and the PMC Core Fixed Income Fund’s sub-adviser as of the date of this report and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Diversification neither assures a profit nor guarantees against loss in a declining market.

Holdings are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of holdings for a full list of fund holdings.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates.

Please see the prospectus

(https://www.investpmc.com/sites/default/files/documents/PMC%20Statutory%20Prospectus%2012.29.2022.pdf) for a complete description of the risks associated with investing in the PMC Funds.

PMC Funds are distributed by Foreside Fund Services, LLC. Foreside Fund Services, LLC is not an affiliate of Envestnet Asset Management, Inc./Envestnet PMC.

ActivePassive ETFs

Letter to Shareholders

(Unaudited)

To our Shareholders:

We are pleased to present you with the Annual Report for the ActivePassive ETF fund family. This report covers both the fiscal quarter and since inception period ended August 31, 2023.

The table below presents the standardized performance of the ActivePassive ETFs relative to their respective benchmarks. The ActivePassive ETFs opened on May 2 of this year, launching into a economic period full of complexity. The global economy has continued to struggle due to the ongoing effects of high inflation. The U.S. consumer has held up the domestic economy in 2023, but warning signs have begun to appear. Consumer confidence declined in August, and job openings were lower in July. In addition, real gross domestic product (GDP)1 for the second quarter 2023 was revised lower to an annual rate of 2.1%, and corporate profits declined. Consumer confidence is notoriously fragile, and if consumers believe their jobs are in jeopardy they will rein in spending. Historically, if consumer confidence declines for several months, this has often presaged an economic downturn. Consumers may be feeling pressure on several fronts, including the potential for a government shutdown at the beginning of the fiscal year in October, the end to the moratorium on student loan repayments, rising mortgage rates that now exceed 7%, the United Auto Workers strike, and the jump in oil prices. Oil prices have risen sharply in recent weeks, and are up 25% from levels earlier in the year. Saudi Arabia has been able to inject additional supply when oil prices get so high that demand is crimped, but it is more difficult for them to manage the price of oil given the sanctions on Russia and the increasing demand coming from China. Economists warn that if oil prices exceed $100 for more than a few weeks consumers will further scale back spending and the economy will have difficulty avoiding recession. Economies in Europe and China also bear close watching. Europe has experienced choppy economic data in 2023, and leading indicators such as the Purchasing Managers Index have recently flashed warning signs. China is also in the throes of an economic slowdown led by another property crisis. Property prices are declining, economic growth is slowing, and the country’s policymakers have stopped reporting weak economic data. Economists question whether China has the levers to pull to reinvigorate growth.

The Federal Open Market Committee (FOMC) has been actively striving to corral inflation and bring the U.S. economy to a soft landing in the hopes of averting a recession. The FOMC has aggressively raised the federal funds target rate since its low 18 months ago. Over the past year the committee has hiked the rate seven times, from a range of 2.25%-2.50% on August 31, 2022 to its current range of 5.25%-5.50%. Over the past 18 months, the FOMC has raised the fed funds rate a total of 11 times. The consensus among economists is that the recent reduction in inflation means that this cycle of interest rate increases has likely ended unless inflation accelerates once again.

Despite the concerns about the economy stock prices have remained resilient throughout this period. After suffering an 18.1% decline in 2022–its steepest drop since 2008–the S&P 500 Index has posted an 18.7% gain so far in 2023. The gains have been decidedly top-heavy, with some of the largest technology companies driving the performance of the index, while the broader market has not generated returns nearly as impressive.

[1]	Gross Domestic Product (“GDP”) is the total monetary value of all the finished goods and services produced within a country’s borders in a specific period.

The Bureau of Economic Analysis released the second estimate of the second quarter 2023 real GDP, a seasonally adjusted annualized rise of 2.1%, lower than the prior estimate, and in line with the increase in the prior quarter. The employment situation has been lukewarm over the past year. The August 2023 employment report showed that employers added 187,000 jobs in the month, and that the unemployment rate was slightly higher at 3.8%. As mentioned above, the FOMC, in its continuing effort to tame inflation, raised its federal funds rate target range by 0.25% in the quarter, to 5.00% to 5.25%, from a range of 4.75% to 5.00%. The yield on the 10-year U.S. Treasury climbed from 3.2% to 4.1% over the twelve months ended August 31, 2023.

Total Returns as of August 31, 2023*

*Periods of Less than 1-Year Are Unannualized

Fund		Three Months	Six Months	Since Inception	Inception Date	Gross Expense Ratio**
ActivePassive US Equity ETF (ticker: APUE)	@Market	8.67%	n/a	10.95%	5/2/2023	0.33%
	@NAV	8.55%		10.78%
CRSP U.S. Total Market Index		8.51%		10.37%

ActivePassive International Equity ETF (ticker: APIE)	@Market	4.50%	n/a	2.16%	5/2/2023	0.45%
	@NAV	4.70%		2.12%
S&P Classic ADR Composite Index (USD) NTR		3.91%		1.05%

ActivePassive Core Bond ETF (ticker: APCB)	@Market	-0.80%	n/a	-1.80%	5/2/2023	0.36%
	@NAV	-0.84%		-1.96%
Bloomberg U.S. Aggregate Bond Index		-1.06%		-2.12%

ActivePassive Intermediate Municipal Bond ETF (ticker: APMU)	@Market	-0.15%	n/a	-1.93%	5/2/2023	0.35%
	@NAV	-0.01%		-1.94%
Bloomberg Municipal 1-10 Year Blend Index		0.24%		-0.64%

*	Periods of Less than 1-Year Are Unannualized
**	Gross expense ratio as disclosed in the prospectus dated March 9, 2023, as amended March 31, 2023, includes Acquired Fund Fees and Expenses. Please see the Financial Highlights in this report for the most recent expense ratio.

The S&P 500 Index represents a broad cross-section of the U.S. equity market, including common stocks traded on U.S. exchanges. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The CRSP U.S. Total Market Index captures broad U.S. equity market coverage and include securities traded on NYSE, NYSE American, NYSE ARCA, NASDAQ, Bats Global Markets, and the Investors Exchange. Nearly 4,000 constituents across mega, large, small and micro capitalizations, representing nearly 100 percent of the U.S. investable equity market. The S&P Classic ADR Composite Index (USD) NTR seeks to track all American depositary receipts trading on the NYSE, NYSE American, NASDAQ, and over the counter (OTC) in the United States, subject to size and liquidity requirement. The Bloomberg 1-10 Year Municipal Blend Index is a market value-weighted index which covers the short and intermediate components of the Bloomberg Municipal Bond Index–an unmanaged, market value-weighted index which covers the U.S. investment-grade tax-exempt bond market.

An investor cannot invest directly in an index. Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Short term performance, in particular, is not a good indication of a fund’s future performance, and an investment should not be made based solely on returns. For the most recent month-end performance, please visit the Funds’ website at www.activepassive.com or by calling 800-617-0004.

Market Price: The current price at which shares are bought and sold. Market returns are based upon the last trade price.

NAV: The dollar value of a single share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. Calculated at the end of each business day.

ActivePassive U.S. Equity ETF

The ActivePassive U.S. Equity ETF was launched on May 2, 2023, and provides broad U.S. equity exposure. The Fund’s investment objective is long-term capital appreciation.

The Fund is an actively managed exchange-traded fund that blends active and passive investment strategies to optimize costs, tracking and potential return over the Fund’s benchmark index, the CRSP U.S. Total Market Index (the “Benchmark Index”). The Fund also employs a factor active strategy for a portion of the investment portfolio. Passive exposure within the large cap sleeve of the portfolio contributed to results and was a driver of the overall performance in the past three months. In the up-trending market environment for U.S. equities over the past three months, passive strategies have been rewarded. The exposure to well-known value, momentum, and quality asset pricing factors was mixed in its relative contribution to performance. Within the small cap sleeve, factor exposure benefited the Fund, whereas factor exposure within large cap detracted from results. The Fund generated results of 8.55% (NAV), slightly outpacing the Benchmark Index return of 8.51% by 4 basis points, for the three-month period ended August 31, 2023.

In the trailing three months, contributors to performance include exposure to the Information Technology, Consumer Cyclical, and Financial Services sectors, all of which outperformed the Benchmark Index. Detracting from performance was exposure to the weaker performing Utilities, Consumer Defensive, and Real Estate sectors, all of which lagged the Benchmark Index in the trailing three months. The small cap sleeve’s positive relative performance outpaced the large cap sleeve results and was a key driver of the narrow outperformance.

In addition to the risk that the investment strategies employed in the Fund may underperform the Benchmark Index, the primary risks continue to involve systematic risk. Because the Fund’s investment adviser controls the risk of the portfolio relative to the Benchmark Index, the overall portfolio should track the Fund’s benchmark fairly closely on a relative basis. However, in general market declines the Fund’s fully invested strategy would incur a setback commensurate with the decline in the benchmark.

ActivePassive International Equity ETF

The ActivePassive International Equity ETF was launched on May 2, 2023, and provides broad international equity asset class exposure. The Fund’s investment objective is long-term capital appreciation and in addition to the Fund’s investment adviser, two sub-advisers manage a portion of the Fund’s assets: AllianceBernstein L.P. and Causeway Capital Management LLC.

The Fund is an actively managed exchange-traded fund that blends active and passive investment strategies to optimize costs, tracking and potential return over the Fund’s benchmark index, the S&P Classic ADR Composite Index (USD) NTR (the “Benchmark Index”). The Fund also employs a factor active strategy for a portion of the investment portfolio. Strong relative outperformance from the foreign large value equity sleeve and the emerging market equity sleeve drove much of the outperformance over the prior three-month period. The foreign large growth sleeve underperformed as growth equities generally lagged value equities within international equity markets. European equities generally posted weaker relative performance while stronger relative performance from Latin America contributed to results. Stock selection within China and United Kingdom contributed to relative outperformance while negative stock selection in France and Germany detracted from results. For the three-month period ended August 31, 2023, the Fund generated performance of 4.70% (NAV), which outpaced the Benchmark Index return of 3.91% by 79 basis points.

In addition to the risk that the investment strategies employed in the Fund may underperform the benchmark indices, the primary risks continue to involve systematic risk. Because the Adviser and Sub-advisers control the risk of the portfolio relative to the benchmark, the overall portfolio should track the Fund’s benchmark fairly closely on a relative basis. However, in general market declines the Fund’s fully invested strategy would incur a setback commensurate with the decline in the benchmark.

ActivePassive Core Bond ETF

The ActivePassive Core Bond ETF was launched on May 2, 2023, and provides broad fixed income asset class exposure. The Fund’s investment objective is current income consistent with low volatility of principal, and in addition to the Fund’s investment adviser, two sub-advisers manage a portion of the Fund assets: Neuberger Berman Investment Advisers LLC and Sage Advisory Services, Ltd. Co.

The Fund is an actively managed exchange-traded fund that blends active and passive investment strategies to optimize costs, tracking and potential return over the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index (the “Benchmark Index”). Strong relative performance from the active manager sleeves as well as the international bond sleeve, with each slightly outperforming the Benchmark Index, contributed to portfolio results. Over the past 3 months the environment for fixed income securities has to been marked by rising yields resulting from the FOMC’s decision to aggressively raise short-term interest rates in an effort to combat decades-high inflation. The FOMC recently raised the fed funds rate to a range of 5.25%-5.50%. The committee’s actions seem to have had a positive impact, as inflation is moderating from the acceleration of a year ago. As a result, many economists believe the FOMC has completed its rate increases for this cycle. Within this environment, the Fund generated results of -0.84% (NAV), outpacing the Benchmark Index return of -1.06% by 22 basis points, for the three-month period ended August 31, 2023. The passively managed sleeve trailed active manager performance as active credit selection and sector positioning proved additive within fixed income. The primary contributors to fund performance include corporate credit exposure and short duration securities, while U.S. Treasury securities and mortgage- and asset-backed securities were the primary detractors from results. Slightly shorter duration positioning within the Fund relative to the Benchmark Index added to performance as longer duration securities lagged amid the rising rate environment.

The primary risks to the strategies employed by the Fund remain in place and exist at both the macro level and in individual security selection. Due to the Fund’s aggregate overweight exposure to credit securities, the Fund remains likely to underperform the Benchmark Index somewhat if the Federal Reserve makes a policy misstep, and U.S. Treasury securities consequently rise relative to credits. In addition, if the general level of interest rates continues to rise rapidly, the Fund will not be immune to further losses. Similarly, if certain of the individual credits currently owned by the Fund pare adversely affected by economic events, the Fund itself will also be affected.

ActivePassive Intermediate Municipal Bond ETF

The ActivePassive Intermediate Municipal Bond ETF was launched on May 2, 2023, and provides broad municipal fixed income asset class exposure. The Fund’s investment objective is current income that is exempt from federal income taxes consistent with low volatility of principal, and in addition to the Fund’s investment adviser, one sub-adviser manages a portion of the Fund assets: GW&K Investment Management, LLC.

The Fund is an actively managed exchange-traded fund that blends active and passive investment strategies to optimize costs, tracking and potential return over the Fund’s benchmark index, the Bloomberg Municipal 1-10 Year Blend Index (the “Benchmark Index”). Over the past 3 months the environment for fixed income securities has been marked by rising yields, including within the municipal fixed income markets. While the FOMC’s ongoing path to combat inflation will continue to have a factor on yields, the long-term trend in lower supply also continues to influence the direction of the municipal markets. The passively managed and actively managed sleeves both slightly trailed the benchmark over the trailing three months. Lower quality municipal bonds generally outperformed leading to some relative weakness for the higher quality issues in the portfolio. Shorter duration municipals outpaced longer duration amid a rising rate environment. The Fund generated results of -0.01% (NAV), trailing the Benchmark Index return of 0.24% by 25 basis points, for the three-month period ended August 31, 2023.

The primary risks to the strategies employed by the Fund remain in place and exist at both the macro level and in individual security selection. Due to the Fund’s exposure to municipal securities, the Fund remains likely to underperform the Benchmark Index somewhat if the Federal Reserve makes a policy misstep and rates moves against positioning in the fund. In addition, if the general level of interest rates continues to rise rapidly, the Fund will not be immune to further losses. Similarly, if certain of the individual securities currently owned by the Fund are adversely affected by economic or municipal-specific events, the Fund itself will also be affected.

Remarks

The U.S. economy is muddling along, with economists having mixed opinions as to whether the FOMC will be able to create conditions that allows the economy to glide to a soft landing or enter a recession. It appears the FOMC has been able to arrest the rise in inflation, with the consensus among economists being that the committee’s rate increase regime has ended. U.S. consumers have been resilient, but confidence is beginning to erode, and is at risk as a result of several factors, including a significant rise in mortgage rates and a surge in oil prices. There are a number of potential downside risks outlined by economists, including a government shutdown at the beginning of the fiscal year in October if Congress cannot come to agreement in the coming weeks; property market weakness in China, which has the potential to impact the global economy; and a continuation in the recent surge in oil prices.

As always, we appreciate your continued trust and confidence in the ActivePassive ETFs. We will continue to do all we can to ensure that such trust and confidence are well placed and will manage the ActivePassive ETFs with that goal clearly in mind.

Brandon R. Thomas Co-Founder and Co-Chief Investment Officer Envestnet Asset Management	Gregory A. Classen Principal Director, Portfolio Management Envestnet Asset Management

Envestnet Asset Management

The views in this report were those of the Funds’ investment adviser and the Funds’ sub-advisers, as applicable, as of the date of this report and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Quantitative easing is a monetary policy strategy used by central banks to keep credit flowing to the economy.

Diversification neither assures a profit nor guarantees against loss in a declining market. Holdings are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of holdings for a full list of fund holdings. Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates.

ActivePassive ETFs are distributed by Foreside Fund Services, LLC. Foreside Fund Services, LLC is not an affiliate of Envestnet Asset Management, Inc.

ENVESTNET FUNDS

Expense Examples

(Unaudited)

As a shareholder of the PMC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (Advisor Class shares only) and other Fund expenses. As a shareholder of the ActivePassive ETFs (together with the PMC Funds, the “Funds”), you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees of the Fund. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 - August 31, 2023).

Actual	Expenses

The first lines of the following tables provide information about actual account values and actual expenses. Although the Funds do not charge a sales load, shareholders of the PMC Funds will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the PMC Funds’ transfer agent. Shareholders of the PMC Funds who hold their shares through Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the direct expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. For the PMC Funds, the Example includes, but is not limited to, management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. For the ActivePassive ETFs, the Example includes, but is not limited to, each ActivePassive ETF’s unitary management fee. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period 3/1/23-8/31/23*
PMC Core Fixed Income Fund–Advisor Class
Actual	$1,000.00	$1,011.00	$4.31
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period 3/1/23-8/31/23*
PMC Core Fixed Income Fund–Institutional Class
Actual	$1,000.00	$1,012.50	$3.04
Hypothetical (5% return before expenses)	1,000.00	1,022.18	3.06
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period 3/1/23-8/31/23*
PMC Diversified Equity Fund–Advisor Class
Actual	$1,000.00	$1,070.40	$4.91
Hypothetical (5% return before expenses)	1,000.00	1,020.47	4.79
*	Expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period 3/1/23-8/31/23*
PMC Diversified Equity Fund–Institutional Class
Actual	$1,000.00	$1,071.50	$3.60
Hypothetical (5% return before expenses)	1,000.00	1,021.73	3.52
*	Expenses are equal to the Fund’s annualized expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value 5/2/23	Ending Account Value 8/31/23	Expenses Paid During Period 5/2/23-8/31/23*
ActivePassive Core Bond ETF
Actual	$1,000.00	$980.40	$1.16
Hypothetical (5% return before expenses)	1,000.00	1,015.54	1.18
*	Expenses are equal to the Fund’s annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 122/365 to reflect the one-half year period.

	Beginning Account Value 5/2/23	Ending Account Value 8/31/23	Expenses Paid During Period 5/2/23-8/31/23*
ActivePassive Intermediate Municipal Bond ETF
Actual	$1,000.00	$980.60	$1.16
Hypothetical (5% return before expenses)	1,000.00	1,015.54	1.18
*	Expenses are equal to the Fund’s annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 122/365 to reflect the one-half year period.

	Beginning Account Value 5/2/23	Ending Account Value 8/31/23	Expenses Paid During Period 5/2/23-8/31/23*
ActivePassive International Equity ETF
Actual	$1,000.00	$1,021.20	$1.52
Hypothetical (5% return before expenses)	1,000.00	1,015.21	1.52
*	Expenses are equal to the Fund’s annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 122/365 to reflect the one-half year period.

	Beginning Account Value 5/2/23	Ending Account Value 8/31/23	Expenses Paid During Period 5/2/23-8/31/23*
ActivePassive U.S. Equity ETF
Actual	$1,000.00	$1,107.80	$1.06
Hypothetical (5% return before expenses)	1,000.00	1,015.71	1.01
*	Expenses are equal to the Fund’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 122/365 to reflect the one-half year period.

PMC CORE FIXED INCOME FUND (PMFIX, PMFQX)

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2023 is shown below.

Allocation of Portfolio Holdings

% of Net assets

^	Excludes securities lending collateral.

PMC CORE FIXED INCOME FUND–ADVISOR CLASS (PMFIX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2023

	PMC Core Fixed Income Fund–Advisor Class	Bloomberg U.S. Aggregate Bond Index
One Year	-0.89%	-1.19%
Five Year	0.74%	0.49%
Ten Year	1.41%	1.48%
Since Inception (9/28/07)	3.21%	2.78%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 31, 2013. The graph does not reflect any future performance.

The Bloomberg U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

PMC CORE FIXED INCOME FUND–INSTITUTIONAL CLASS (PMFQX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2023

	PMC Core Fixed Income Fund–Institutional Class	Bloomberg U.S. Aggregate Bond Index
One Year	-0.67%	-1.19%
Since Inception (7/1/19)	-0.43%	-1.04%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on July 1, 2019, the inception date of the Institutional Class. The graph does not reflect any future performance.

The Bloomberg U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

PMC DIVERSIFIED EQUITY FUND (PMDEX, PMDQX)

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2023 is shown below.

^	Excludes securities lending collateral.

PMC DIVERSIFIED EQUITY FUND–ADVISOR CLASS (PMDEX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2023

	PMC Diversified Equity Fund– Advisor Class	MSCI World Index Net Return
One Year	13.94%	15.60%
Five Year	5.44%	8.33%
Ten Year	7.32%	9.28%
Since Inception (8/26/09)	8.66%	9.54%

On May 25, 2018, Envestnet Asset Management, Inc. (the “Adviser”), the Fund’s investment adviser, assumed all responsibilities for selecting investments in the Fund’s portfolio in connection with a change to the Fund’s investment strategies. The Fund’s performance prior to this date reflects the Fund’s returns achieved when the Adviser actively managed a portion of the Fund’s portfolio and used a “manager of managers” investment strategy by engaging sub-advisers to manage other portions of the Fund’s portfolio.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 31, 2013. The graph does not reflect any future performance.

The MSCI World Index Net Return is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

Continued

PMC DIVERSIFIED EQUITY FUND–ADVISOR CLASS (PMDEX)

Investment Highlights (Unaudited) (Continued)

PMC DIVERSIFIED EQUITY FUND–INSTITUTIONAL CLASS (PMDQX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2023

	PMC Diversified Equity Fund– Institutional Class	MSCI World Index Net Return
One Year	14.19%	15.60%
Since Inception (7/1/19)	7.33%	9.42%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on July 1, 2019, the inception date of the Institutional Class. The graph does not reflect any future performance.

The MSCI World Index Net Return is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*	Inception Date

ActivePassive Core Bond ETF (APCB)

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2023 is shown below.

Allocation of Portfolio Holdings

% of Net assets

ActivePassive Core Bond ETF (APCB)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2023

	ActivePassive Core Bond ETF (NAV)	ActivePassive Core Bond ETF (Market Price)	Bloomberg U.S. Aggregate Bond Index
Since Inception (5/2/23)	-1.96%	-1.80%	-2.12%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at 800-617-0004.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on May 2, 2023, the inception date of the Fund. The graph does not reflect any future performance.

The Bloomberg U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

ActivePassive Intermediate Municipal Bond ETF (APMU)

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income that is exempt from federal income taxes consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2023 is shown below.

Allocation of Portfolio Holdings

% of Net assets

ActivePassive Intermediate Municipal Bond ETF (APMU)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2023

	ActivePassive Intermediate Municipal Bond ETF (NAV)	ActivePassive Intermediate Municipal Bond ETF (Market Price)	Bloomberg Municipal 1-10 Year Blend Index
Since Inception (5/2/23)	-1.94%	-1.93%	-0.64%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at 800-617-0004.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on May 2, 2023, the inception date of the Fund. The graph does not reflect any future performance.

The Bloomberg 1-10 Year Municipal Blend Index is a market value-weighted index which covers the short and intermediate components of the Bloomberg Municipal Bond Index–an unmanaged, market value-weighted index which covers the U.S. investment-grade tax-exempt bond market.

One cannot invest directly in an index.

*	Inception Date

ActivePassive International Equity ETF (APIE)

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2023 is shown below.

ActivePassive International Equity ETF (APIE)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2023

	ActivePassive International Equity ETF (NAV)	ActivePassive International Equity ETF (Market Price)	S&P Classic ADR Composite Index NTR
Since Inception (5/2/23)	2.12%	2.16%	1.05%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at 800-617-0004.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on May 2, 2023, the inception date of the Fund. The graph does not reflect any future performance.

The S&P Classic ADR Composite Index seeks to track all American depositary receipts trading on the NYSE, NYSE American, NASDAQ, and over the counter (OTC) in the United States, subject to size and liquidity requirement.

One cannot invest directly in an index.

*	Inception Date

ActivePassive U.S. Equity ETF (APUE)

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2023 is shown below.

ActivePassive U.S. Equity ETF (APUE)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2023

	ActivePassive U.S. Equity ETF (NAV)	ActivePassive U.S. Equity ETF (Market Price)	CRSP U.S. Total Market Index
Since Inception (5/2/23)	10.78%	10.95%	10.37%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at 800-617-0004.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on May 2, 2023, the inception date of the Fund. The graph does not reflect any future performance.

The CRSP U.S. Total Market Index captures broad U.S. equity market coverage and include securities traded on NYSE, NYSE American, NYSE ARCA, NASDAQ, Bats Global Markets, and the Investors Exchange. Nearly 4,000 constituents across mega, large, small and micro capitalizations, representing nearly 100 percent of the U.S. investable equity market.

One cannot invest directly in an index.

*	Inception Date

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023

	Principal Amount	Value
ASSET BACKED SECURITIES—11.13%
37 Capital CLO I
2021-1, 6.770% (TSFR3M + 1.462%), 10/15/2034(b)	$1,000,000	$988,515
AM Capital Funding LLC
2018-1, 4.980%, 12/15/2023	760,000	760,348
Amur Equipment Finance Receivables XI LLC
2022-2A, 5.300%, 06/21/2028	218,226	216,365
Amur Equipment Finance Receivables XII LLC
A-2, 6.090%, 12/20/2029	610,000	611,867
Angel Oak Mortgage Trust
2021-3, 1.068%, 05/25/2066(c)	584,184	486,527
2022-5, 4.500%, 05/25/2067	488,230	468,157
Aqua Finance Trust 2021-A
2021-A, 1.540%, 07/17/2046	425,415	376,627
Avis Budget Rental Car Funding AESOP LLC
2018-2 B, 4.250%, 03/20/2025	360,000	357,483
2019-3 A, 2.360%, 03/20/2026	376,000	358,159
2020-2 B, 2.960%, 02/20/2027	852,000	790,497
Beacon Container Finance II LLC
2021-1A, 2.250%, 10/22/2046	867,300	747,813
BlueMountain CLO Ltd.
2013-2R, 6.787% (TSFR3M + 1.442%), 10/22/2030(b)	296,725	295,981
BMW Vehicle Owner Trust
2023-A, 5.470%, 02/25/2028	549,000	551,958
Carmax Auto Owner Trust
2023-3, 5.280%, 05/15/2028	592,000	592,302
CCG Receivables Trust
2023-1, 5.820%, 09/16/2030	400,000	400,480
Cedar Funding VI CLO Ltd.
2016-6A, 6.638% (TSFR3M + 1.312%), 04/20/2034(b)	1,480,000	1,459,196
Crown Castle Towers LLC
4.241%, 07/15/2028	439,000	406,487
DLLAA LLC
2023-1, 5.640%, 02/22/2028	381,000	384,248
Dryden 75 CLO Ltd.
2019-75R2, 6.610% (TSFR3M + 1.302%), 04/15/2034(b)	850,000	840,547
Fort Washington CLO Ltd.
2021-2A, 6.808% (TSFR3M + 1.482%), 10/20/2034(b)	2,000,000	1,989,034
Frontier Issuer LLC
2023-1, 6.600%, 08/20/2053	691,000	671,240
GCAT Trust
2019-NQM3, 2.686%, 11/25/2059(c)	104,111	96,525
2021-NQM5, 1.262%, 07/25/2066	482,097	378,698
GM Financial Automobile Leasing Trust
2023-3, 5.380%, 11/20/2026	552,000	552,885
Hyundai Auto Receivables Trust
2023-B, 5.480%, 04/17/2028	458,000	461,133
JPMorgan Chase Bank NA—CACLN
2021-3, 0.760%, 02/26/2029	661,464	631,761
Kubota Credit Owner Trust
2023-2, 5.280%, 01/18/2028	444,000	443,762
Madison Park Funding XXVI Ltd.
2007-26, 6.831% (TSFR3M + 1.462%), 07/29/2030(b)	2,251,567	2,248,798

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Magnetite XXIII Ltd.
2019-23R, 6.743% (TSFR3M + 1.392%), 01/25/2035(b)	$1,000,000	$995,988
MetroNet Infrastructure Issuer LLC
2022-1A, 6.350%, 10/20/2052	960,000	934,303
MMAF Equipment Finance LLC
2023-A, 5.540%, 12/13/2029	594,000	596,764
MVW LLC
2021-2A A, 1.430%, 05/20/2039	606,459	552,242
2021-2A B, 1.830%, 05/20/2039	494,802	437,670
2022-1, 4.400%, 11/21/2039	236,637	222,643
2023-1, 5.420%, 10/20/2040	507,896	496,405
2021-1W, 1.440%, 01/22/2041	252,036	227,666
Navient Private Education Refi Loan Trust
2021-B, 0.940%, 07/15/2069	974,756	845,577
2021-C, 1.060%, 10/15/2069	728,899	624,302
2021-E, 0.970%, 12/16/2069	1,277,568	1,076,581
2021-F, 1.110%, 02/18/2070	463,130	389,965
OneMain Financial Issuance Trust
2018-2, 3.570%, 03/14/2033	771,760	762,153
2023-2, 5.840%, 09/15/2036	820,000	824,754
PFS Financing Corp.
2022-C, 3.890%, 05/15/2027	1,635,000	1,584,206
RASC Trust
2005-KS12, 6.119% (TSFR1M + 0.574%), 01/25/2036(b)	38,450	38,191
SBA Tower Trust
2020-1-2, 2.328%, 01/15/2028	618,000	532,358
2021-3, 2.593%, 10/15/2056	1,243,000	979,570
Sierra Timeshare Receivables Funding LLC
2019-2, 2.590%, 05/20/2036	245,118	237,322
2020-2, 3.510%, 07/20/2037	284,604	270,078
2021-2, 1.350%, 09/20/2038	204,847	192,886
2023-2, 5.800%, 04/20/2040	678,921	681,421
SoFi Consumer Loan Program Trust
2023-1S, 5.810%, 05/15/2031	268,116	268,419
SoFi Professional Loan Program Trust
2021-B, 1.140%, 02/15/2047	92,690	77,409
Starwood Mortgage Residential Trust
2021-3, 1.127%, 06/25/2056(c)	543,298	436,221
2021-6, 1.920%, 11/25/2066(c)	842,548	684,203
Taco Bell Funding LLC
2021-1, 1.946%, 08/25/2051	786,983	683,990
Thayer Park CLO Ltd.
2017-R, 6.628% (TSFR3M + 1.302%), 04/20/2034(b)	500,000	495,951
Towd Point Mortgage Trust
2017-5, 6.029% (TSFR1M + 0.714%), 02/25/2057(b)	124,368	124,703
2017-2 A1, 2.750%, 04/25/2057(c)	3,743	3,715
2017-2, 3.250%, 04/25/2057(c)	351,000	340,849
2017-3, 2.750%, 06/25/2057(c)	77,977	76,177
2017-4, 2.750%, 06/25/2057(c)	88,188	83,632
2022-4, 3.750%, 09/25/2062	1,432,071	1,331,037
TRESTLES CLO Ltd.
2017-1, 6.603% (TSFR3M + 1.252%), 04/25/2032(b)	500,000	495,852
TRESTLES CLO V Ltd.
2021-5, 6.758% (TSFR3M + 1.432%), 10/20/2034(b)	1,000,000	988,629

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Vantage Data Centers Issuer LLC
2019-1, 3.188%, 07/15/2044	$1,263,360	$1,225,572
2021-1, 2.165%, 10/15/2046	817,000	721,762
Verus Securitization Trust
2021-3, 1.046%, 06/25/2066(c)	667,549	562,353
2021-6, 1.630%, 10/25/2066(c)	578,666	471,446
2022-7, 5.152%, 07/25/2067	872,190	853,769

TOTAL ASSET BACKED SECURITIES (Cost $44,237,229)		41,996,127

CORPORATE BONDS—27.01%
Automobiles & Components—0.68%
Ford Motor Co.
4.750%, 01/15/2043	90,000	67,366
Ford Motor Credit Co. LLC
5.113%, 05/03/2029	310,000	285,456
General Motors Co.
6.125%, 10/01/2025	1,248,000	1,253,708
General Motors Financial Co., Inc.
5.100%, 01/17/2024	320,000	319,014
3.600%, 06/21/2030(e)	605,000	519,872
Goodyear Tire & Rubber Co.
5.250%, 04/30/2031	125,000	109,761

		2,555,177

Banks—3.17%
Bank of America Corp.
3.875%, 08/01/2025	480,000	467,491
3.559% to 04/23/2026, then TSFR3M + 1.322%, 04/23/2027(a)	1,610,000	1,525,939
2.884% to 10/22/2029, then TSFR3M + 1.452%, 10/22/2030(a)	743,000	637,870
1.922% to 10/24/2030, then SOFR + 1.370%, 10/24/2031(a)	2,430,000	1,904,975
Citigroup, Inc.
3.200%, 10/21/2026	1,121,000	1,045,830
3.887% to 01/10/2027, then TSFR3M + 1.825%, 01/10/2028(a)	835,000	789,117
2.976% to 11/05/2029, then SOFR + 1.422%, 11/05/2030(a)	495,000	425,972
JPMorgan Chase & Co.
2.950%, 10/01/2026	1,667,000	1,558,141
Wells Fargo & Co.
2.406% to 10/30/2024, then TSFR3M + 1.087%, 10/30/2025(a)(e)	900,000	863,470
2.393% to 06/02/2027, then SOFR + 2.100%, 06/02/2028(a)	1,020,000	908,163
4.150%, 01/24/2029	1,581,000	1,492,047
5.013% to 04/04/2050, then TSFR3M + 4.502%, 04/04/2051(a)	365,000	329,899

		11,948,914

Capital Goods—1.48%
Boeing Co.
4.875%, 05/01/2025	1,181,000	1,165,306
3.900%, 05/01/2049	160,000	119,851
5.805%, 05/01/2050	1,273,000	1,240,265
Deere & Co.
5.375%, 10/16/2029	999,000	1,032,196
Honeywell International, Inc.
5.000%, 02/15/2033	905,000	912,991
Ingersoll Rand, Inc.
5.400%, 08/14/2028	260,000	260,729
5.700%, 08/14/2033	325,000	329,741

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
RTX Corp.
7.500%, 09/15/2029	$467,000	$520,856

		5,581,935

Commercial & Professional Services—0.27%
ASGN, Inc.
4.625%, 05/15/2028	350,000	314,859
Enviri Corp.
5.750%, 07/31/2027	165,000	143,270
Korn Ferry
4.625%, 12/15/2027	100,000	93,104
Waste Management, Inc.
4.150%, 04/15/2032	503,000	472,087

		1,023,320

Consumer Discretionary Distribution & Retail—0.46%
Amazon.com, Inc.
3.800%, 12/05/2024	1,038,000	1,019,762
eBay, Inc.
2.600%, 05/10/2031	790,000	653,985
Macy’s Retail Holdings LLC
5.875%, 03/15/2030	75,000	65,692

		1,739,439

Consumer Durables & Apparel—0.02%
Shea Homes LP / Shea Homes Funding Corp.
4.750%, 02/15/2028	75,000	69,101

Consumer Services—1.22%
Booking Holdings, Inc.
3.550%, 03/15/2028	1,100,000	1,039,499
McDonald’s Corp.
3.500%, 07/01/2027	1,623,000	1,541,769
5.450%, 08/14/2053	1,440,000	1,442,009
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.750%, 04/15/2026	230,000	225,921
Wyndham Hotels & Resorts, Inc.
4.375%, 08/15/2028	165,000	150,628
Wynn Las Vegas LLC
5.500%, 03/01/2025	52,000	51,417
Yum! Brands, Inc.
5.375%, 04/01/2032	155,000	145,607

		4,596,850

Consumer Staples Distribution & Retail—0.27%
Walmart, Inc.
4.150%, 09/09/2032	392,000	380,100
4.500%, 04/15/2053	673,000	627,172

		1,007,272

Energy—2.38%
BP Capital Markets America, Inc.
4.812%, 02/13/2033	595,000	576,200
Buckeye Partners LP
3.950%, 12/01/2026	75,000	69,245

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
ConocoPhillips Co.
5.550%, 03/15/2054	$435,000	$436,443
CQP Holdco LP / BIP-V Chinook Holdco LLC
5.500%, 06/15/2031	155,000	141,582
DT Midstream, Inc.
4.125%, 06/15/2029(e)	125,000	110,871
Energy Transfer LP
7.125% to 05/15/2030, then 5 Year CMT Rate + 5.306%(a)(g)	910,000	807,516
6.625% to 02/15/2028, then 3 Month LIBOR USD + 4.155%(a)(g)	675,000	544,475
EQM Midstream Partners LP
5.500%, 07/15/2028(e)	350,000	334,727
Exxon Mobil Corp.
3.095%, 08/16/2049	595,000	419,110
Hilcorp Energy I LP / Hilcorp Finance Co.
6.250%, 11/01/2028	160,000	154,506
Kinder Morgan Energy Partners LP
4.150%, 02/01/2024	650,000	644,945
Marathon Petroleum Corp.
4.700%, 05/01/2025	665,000	653,766
MPLX LP
4.700%, 04/15/2048	700,000	562,334
New Fortress Energy, Inc.
6.500%, 09/30/2026(e)	95,000	88,390
Occidental Petroleum Corp.
6.125%, 01/01/2031	468,000	472,058
6.450%, 09/15/2036	430,000	440,135
4.300%, 08/15/2039	260,000	198,827
Phillips 66
1.300%, 02/15/2026	1,110,000	1,008,357
Plains All American Pipeline LP / PAA Finance Corp.
4.650%, 10/15/2025	670,000	653,813
Pioneer Natural Resources Co.
2.150%, 01/15/2031	687,000	557,233
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
6.000%, 09/01/2031	110,000	97,802

		8,972,335

Equity Real Estate Investment Trusts (REITs)—0.77%
Iron Mountain, Inc.
5.250%, 03/15/2028	45,000	42,233
4.875%, 09/15/2029(e)	240,000	217,111
5.250%, 07/15/2030	150,000	135,493
Public Storage Operating Co.
2.300%, 05/01/2031	3,068,000	2,528,440

		2,923,277

Financial Services—2.12%
Capital One Financial Corp.
6.377% to 06/08/2033, then SOFR + 2.860%, 06/08/2034(a)	110,000	108,728
Goldman Sachs Group, Inc.
3.800%, 03/15/2030	1,459,000	1,327,965
Morgan Stanley
0.791% to 01/22/2024, then SOFR + 0.509%, 01/22/2025(a)	1,300,000	1,271,862
6.250%, 08/09/2026	449,000	459,091

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
3.591% (3 Month LIBOR USD + 1.340%), 07/22/2028(b)	$1,625,000	$1,504,168
2.699% to 01/22/2030, then SOFR + 1.143%, 01/22/2031(a)	1,190,000	1,002,216
5.250% to 04/21/2033, then SOFR + 1.870%, 04/21/2034(a)	1,340,000	1,302,118
5.424% to 07/21/2033, then SOFR + 1.880%, 07/21/2034(a)(e)	830,000	816,406
OneMain Finance Corp.
3.500%, 01/15/2027	255,000	222,143

		8,014,697

Food, Beverage & Tobacco—2.27%
Anheuser-Busch InBev Worldwide, Inc.
5.450%, 01/23/2039	1,010,000	1,025,920
4.350%, 06/01/2040	866,000	775,607
4.600%, 04/15/2048(e)	453,000	408,285
4.750%, 04/15/2058	440,000	394,349
Aramark Services, Inc.
5.000%, 02/01/2028(e)	235,000	219,447
Constellation Brands, Inc.
4.900%, 05/01/2033	1,370,000	1,321,772
Mars, Inc.
4.750%, 04/20/2033	1,840,000	1,807,618
Performance Food Group, Inc.
5.500%, 10/15/2027(e)	90,000	86,743
Philip Morris International, Inc.
3.125%, 08/17/2027	407,000	379,408
5.125%, 02/15/2030	1,250,000	1,236,121
5.750%, 11/17/2032	900,000	913,298

		8,568,568

Health Care Equipment & Services—0.96%
Abbott Laboratories
3.400%, 11/30/2023	1,128,000	1,122,007
Acadia Healthcare Co, Inc.
5.000%, 04/15/2029	195,000	179,577
CVS Health Corp.
5.300%, 06/01/2033	1,030,000	1,009,393
4.780%, 03/25/2038	650,000	582,454
4.125%, 04/01/2040	485,000	395,680
Medline Borrower LP
3.875%, 04/01/2029	75,000	65,544
Tenet Healthcare Corp.
6.125%, 10/01/2028(e)	265,000	255,485

		3,610,140

Household & Personal Products—0.12%
Energizer Holdings, Inc.
4.375%, 03/31/2029	250,000	214,405
Procter & Gamble Co.
2.300%, 02/01/2032	297,000	254,031

		468,436

Insurance—0.61%
Alliant Holdings Intermediate LLC
6.750%, 04/15/2028(e)	100,000	98,614

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
MetLife, Inc.
6.500%, 12/15/2032	$1,755,000	$1,904,035
Travelers Cos, Inc.
5.450%, 05/25/2053	310,000	314,767

		2,317,416

Materials—0.06%
Ball Corp.
2.875%, 08/15/2030(e)	125,000	102,371
Standard Industries, Inc.
4.750%, 01/15/2028(e)	130,000	119,861

		222,232

Media & Entertainment—2.18%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.250%, 02/01/2031(e)	298,000	244,713
Comcast Corp.
4.150%, 10/15/2028	1,727,000	1,666,019
5.350%, 05/15/2053(e)	1,175,000	1,150,663
CSC Holdings LLC
4.625%, 12/01/2030(e)	435,000	228,006
DISH DBS Corp.
5.875%, 11/15/2024	110,000	102,417
Fox Corp.
5.576%, 01/25/2049	660,000	590,060
Live Nation Entertainment, Inc.
4.750%, 10/15/2027(e)	145,000	135,213
Meta Platforms, Inc.
4.950%, 05/15/2033	1,355,000	1,349,239
Paramount Global
4.200%, 05/19/2032(e)	1,760,000	1,467,331
Sirius XM Radio, Inc.
4.125%, 07/01/2030(e)	315,000	257,138
Warnermedia Holdings, Inc.
5.141%, 03/15/2052	1,010,000	805,689
Ziff Davis, Inc.
4.625%, 10/15/2030	255,000	219,563

		8,216,051

Pharmaceuticals, Biotechnology & Life Sciences—0.74%
AbbVie, Inc.
4.050%, 11/21/2039	492,000	422,032
4.250%, 11/21/2049(e)	420,000	353,972
Amgen, Inc.
5.750%, 03/02/2063	1,585,000	1,566,465
Biogen, Inc.
2.250%, 05/01/2030	276,000	227,380
Bristol-Myers Squibb Co.
3.550%, 03/15/2042	260,000	207,134

		2,776,983

Real Estate Management & Development—0.14%
Park Intermediate Holdings LLC / PK Domestic Property LLC
5.875%, 10/01/2028(e)	195,000	180,571

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
RHP Hotel Properties LP / RHP Finance Corp.
4.750%, 10/15/2027	$205,000	$190,780
Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC
10.500%, 02/15/2028	150,000	149,780

		521,131

Semiconductors & Semiconductor Equipment—0.99%
Analog Devices, Inc.
2.100%, 10/01/2031(e)	1,394,000	1,141,760
CommScope, Inc.
8.250%, 03/01/2027	377,000	250,155
Intel Corp.
3.750%, 03/25/2027	1,157,000	1,110,550
MPH Acquisition Holdings LLC
5.500%, 09/01/2028	80,000	68,011
QUALCOMM, Inc.
5.400%, 05/20/2033	226,000	234,192
Texas Instruments, Inc.
5.050%, 05/18/2063	965,000	925,482

		3,730,150

Software & Services—1.08%
Microsoft Corp.
3.125%, 11/03/2025	2,684,000	2,591,044
ServiceNow, Inc.
1.400%, 09/01/2030	1,894,000	1,490,770

		4,081,814

Technology Hardware & Equipment—1.22%
Apple, Inc.
1.800%, 09/11/2024	2,818,000	2,722,469
CDW LLC / CDW Finance Corp.
2.670%, 12/01/2026	283,000	256,970
3.569%, 12/01/2031	530,000	448,680
Dell International LLC / EMC Corp.
6.200%, 07/15/2030	980,000	1,009,081
Presidio Holdings, Inc.
4.875%, 02/01/2027	185,000	173,133

		4,610,333

Telecommunication Services—1.66%
AT&T, Inc.
3.550%, 09/15/2055	159,000	103,856
Cox Communications, Inc.
5.700%, 06/15/2033	890,000	888,074
Frontier Communications Holdings LLC
5.875%, 10/15/2027(e)	235,000	214,250
Sprint Capital Corp.
8.750%, 03/15/2032	1,705,000	2,033,656
T-Mobile USA, Inc.
4.375%, 04/15/2040	475,000	408,559
3.000%, 02/15/2041	1,021,000	721,840
4.500%, 04/15/2050	560,000	462,958
3.300%, 02/15/2051	305,000	204,963

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Verizon Communications, Inc.
4.329%, 09/21/2028	$359,000	$343,973
4.016%, 12/03/2029	345,000	320,892
5.050%, 05/09/2033	580,000	563,041

		6,266,062

Transportation—0.51%
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500%, 06/20/2027	160,000	159,603
Southwest Airlines Co.
5.250%, 05/04/2025(e)	690,000	685,993
TransDigm, Inc.
6.250%, 03/15/2026	275,000	272,647
United Airlines Pass Through Trust
5.875%, 10/15/2027	798,915	798,315

		1,916,558

Utilities—1.63%
Calpine Corp.
4.500%, 02/15/2028(e)	310,000	287,254
DTE Energy Co.
3.400%, 06/15/2029	527,000	473,247
Exelon Corp.
5.300%, 03/15/2033(e)	1,410,000	1,393,189
4.700%, 04/15/2050	410,000	348,553
NextEra Energy Capital Holdings, Inc.
5.250%, 02/28/2053	625,000	579,732
Sempra
5.500%, 08/01/2033(e)	675,000	669,380
Southern Co.
5.200%, 06/15/2033	2,235,000	2,175,650
Vistra Operations Co. LLC
4.375%, 05/01/2029(e)	265,000	233,898

		6,160,903

TOTAL CORPORATE BONDS (Cost $110,815,318)		101,899,094

FOREIGN CORPORATE BONDS—2.41%
Banks—0.77%
Banco Santander SA
6.921%, 08/08/2033	1,200,000	1,200,586
Barclays PLC
7.119% to 06/27/2033, then SOFR + 3.570%, 06/27/2034(a)(e)	900,000	899,230
HSBC Holdings PLC
6.000% to 05/22/2027, then 5 Year Mid Swap Rate USD + 3.746%(a)(g)	910,000	816,525

		2,916,341

Consumer Discretionary Distribution & Retail—0.02%
Jaguar Land Rover Automotive PLC
5.500%, 07/15/2029	85,000	73,936

Consumer Services—0.14%
Carnival Corp.
7.625%, 03/01/2026(e)	340,000	339,299

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Royal Caribbean Cruises Ltd.
5.500%, 04/01/2028	$205,000	$192,352

		531,651

Materials—0.10%
First Quantum Minerals Ltd.
8.625%, 06/01/2031	250,000	254,718
Hudbay Minerals, Inc.
6.125%, 04/01/2029	125,000	117,637

		372,355

Pharmaceuticals, Biotechnology & Life Sciences—0.26%
Pfizer Investment Enterprises Pte Ltd.
5.340%, 05/19/2063	475,000	468,410
Takeda Pharmaceutical Co. Ltd.
3.025%, 07/09/2040	690,000	502,031

		970,441

Semiconductors & Semiconductor Equipment—0.23%
NXP BV / NXP Funding LLC / NXP USA, Inc.
5.000%, 01/15/2033	930,000	883,790

Telecommunications—0.15%
Vodafone Group PLC
4.375%, 02/19/2043	715,000	582,893

Transportation—0.74%
American Airlines Inc/AAdvantage Loyalty IP Ltd.
5.500%, 04/20/2026	215,417	211,610
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.500%, 10/20/2025	2,624,270	2,566,375

		2,777,985

TOTAL FOREIGN CORPORATE BONDS (Cost $9,478,647)		9,109,392

FOREIGN GOVERNMENT AGENCY ISSUES—1.15%
Asian Development Bank
4.500%, 08/25/2028	1,170,000	1,175,552
European Investment Bank
4.500%, 10/16/2028	730,000	735,321
Inter-American Development Bank
4.500%, 05/15/2026	585,000	582,574
International Bank for Reconstruction & Development
4.000%, 07/25/2030	890,000	871,442
Province of Manitoba Canada
4.300%, 07/27/2033	645,000	632,470
Saudi Government International Bond
4.500%, 10/26/2046	400,000	338,413

TOTAL FOREIGN GOVERNMENT AGENCY ISSUES (Cost $4,436,310)		4,335,772

FOREIGN GOVERNMENT NOTES/BONDS—1.44%
Colombia Government International Bond
4.000%, 02/26/2024	590,000	584,967
3.000%, 01/30/2030	570,000	454,196
Dominican Republic International Bond
6.875%, 01/29/2026	330,000	333,053
6.850%, 01/27/2045	560,000	503,234
Hungary Government International Bond
7.625%, 03/29/2041(e)	360,000	398,574

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Indonesia Government International Bond
4.350%, 01/08/2027	$550,000	$537,636
Mexico Government International Bond
4.350%, 01/15/2047(e)	740,000	578,965
Province of Quebec
4.500%, 09/08/2033	1,460,000	1,456,999
Republic of South Africa Government International Bond
5.000%, 10/12/2046	150,000	99,830
Romanian Government International Bond
6.125%, 01/22/2044	505,000	477,907

TOTAL FOREIGN GOVERNMENT NOTES/BONDS (Cost $6,083,603)		5,425,361

NON-AGENCY MORTGAGE-BACKED SECURITIES—7.08%
American Tower Trust #1
2023-1, 5.490%, 03/15/2053	924,000	922,212
Angel Oak Mortgage Trust
2019-6, 2.620%, 11/25/2059(c)	65,657	63,109
Bank
2021-BNK31, 1.739%, 02/15/2054	454,000	386,332
2022-BNK39, 2.928%, 02/15/2055(c)	179,000	148,967
2023-BNK45 B, 6.148%, 02/15/2056(c)	483,000	456,907
2023-BNK45 C, 6.489%, 02/15/2056(c)	522,000	445,772
BBCMS Mortgage Trust
2021-C11, 1.495%, 09/15/2054(c)(d)	7,937,238	576,224
2022-C18, 5.710%, 12/15/2055(c)	575,000	587,870
BB-UBS Trust
2012-SHOW, 3.430%, 11/05/2036	1,646,000	1,502,551
Benchmark Mortgage Trust
2020-B17, 3.371%, 03/15/2053(c)	470,000	329,423
2021-B23, 1.766%, 02/15/2054	612,000	509,811
2021-B26, 0.997%, 06/15/2054(c)(d)	9,530,394	436,188
2021-B31 C, 3.195%, 12/15/2054(c)	415,000	269,491
BMO Mortgage Trust
2023-C5, 6.848%, 06/15/2056(c)	180,000	167,282
BX Commercial Mortgage Trust
2021-VOLT, 7.075% (TSFR1M + 1.764%), 09/15/2036(b)	1,085,000	1,033,328
BX Trust
2019-OC11, 3.202%, 12/09/2041	971,000	835,695
BXP Trust
2017-GM, 3.379%, 06/13/2039	331,000	299,737
CAMB Commercial Mortgage Trust
2019-LIFE, 6.675% (TSFR1M + 1.364%), 12/15/2037(b)	978,000	971,545
Citigroup Commercial Mortgage Trust
2023-SMRT, 6.048%, 06/10/2028(c)	298,000	288,970
2023-PRM3, 6.572%, 07/10/2028(c)	244,000	236,063
2013-GC17, 5.095%, 11/10/2046(c)	145,000	143,081
2014-GC25, 1.091%, 10/10/2047(c)(d)	1,260,343	7,899
2015-GC27, 1.451%, 02/10/2048(c)(d)	884,810	10,802
2022-GC48, 4.742%, 05/15/2054(c)	619,207	586,362
COMM Mortgage Trust
2012-CCRE4, 3.251%, 10/15/2045	476,000	416,083
2014-UBS2, 3.472%, 03/10/2047	58,011	57,709
2014-CR16, 1.094%, 04/10/2047(c)(d)	1,192,075	3,405
2014-LC15, 1.204%, 04/10/2047(c)(d)	1,155,012	1,820

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
2014-CR17, 1.104%, 05/10/2047(c)(d)	$1,010,898	$2,591
2014-UBS3, 1.206%, 06/10/2047(c)(d)	843,490	2,523
2014-UBS6, 0.978%, 12/10/2047(c)(d)	1,359,366	9,028
2014-CCRE21, 3.987%, 12/10/2047	281,514	270,291
Connecticut Avenue Securities Trust
2021-R01, 6.838% (SOFR30A + 1.550%), 10/25/2041(b)	480,000	473,620
2021-R03, 6.938% (SOFR30A + 1.650%), 12/25/2041(b)	1,050,000	1,024,734
2022-R01, 7.188% (SOFR30A + 1.900%), 12/25/2041(b)	915,000	898,725
2022-R03, 8.788% (SOFR30A + 3.500%), 03/25/2042(b)	1,065,000	1,102,655
2022-R07, 8.246% (SOFR30A + 2.950%), 06/25/2042(b)	515,047	528,408
2022-R07, 9.946% (SOFR30A + 4.650%), 06/25/2042(b)	1,005,000	1,075,794
2022-R08, 7.838% (SOFR30A + 2.550%), 07/25/2042(b)	921,176	939,256
2023-R02, 7.588% (SOFR30A + 2.300%), 01/25/2043(b)	678,596	687,540
Credit Suisse Mortgage Capital Certificates
2019-ICE4, 6.788% (TSFR1M + 1.477%), 05/15/2036(b)	132,670	131,795
CSAIL Commercial Mortgage Trust
2019-C17, 3.016%, 9/15/2052	850,000	732,910
2015-C1, 4.044%, 04/15/2050(c)	450,000	401,062
2015-C2, 0.851%, 06/15/2057(c)(d)	1,384,398	11,071
CyrusOne Data Centers Issuer I LLC
A-2, 4.300%, 04/20/2048	332,000	299,035
FIVE Mortgage Trust
2023-V1, 5.668%, 02/10/2056(c)	600,000	599,343
2023-V1, 6.618%, 02/10/2056(c)	315,000	288,401
GS Mortgage Securities Trust
2014-GC18, 1.180%, 01/10/2047(c)(d)	2,722,500	589
2014-GC26, 1.061%, 11/10/2047(c)(d)	1,683,552	12,751
2015-GC34, 3.278%, 10/10/2048	54,846	53,174
2019-GC42, 3.817%, 09/10/2052(c)	449,000	338,188
2020-GC47, 2.377%, 05/12/2053	73,000	60,033
Hilton USA Trust
2016-HHV, 3.719%, 11/05/2038	283,000	263,480
J.P. Morgan Chase Commercial Mortgage Securities Trust
2022-OPO, 3.377%, 01/05/2039	501,000	375,788
Morgan Stanley Capital I Trust
2015-MS1, 3.779%, 05/15/2048(c)	200,000	191,179
2018-L1, 4.869%, 10/15/2051(c)	325,000	285,060
2018-H4, 5.237%, 12/15/2051(c)	293,000	243,849
New Residential Mortgage Loan Trust
2019-NQM5, 2.710%, 11/25/2059(c)	136,782	123,416
OBX Trust
2021-NQM3, 1.054%, 07/25/2061(c)	733,309	550,686
Taubman Centers Commercial Mortgage Trust
2022-DPM, 8.242% (TSFR1M + 2.932%), 05/15/2037(b)	1,045,000	1,019,867
UBS Commercial Mortgage Trust
2017-C2, 3.487%, 08/15/2050	625,000	570,280
2017-C4 AS, 3.836%, 10/15/2050(c)	200,000	179,382
Verus Securitization Trust
2019-4, 2.642%, 11/25/2059	36,919	35,330
Wells Fargo Commercial Mortgage Trust
2015-C29, 3.637%, 06/15/2048	130,000	124,198
2016-NXS6, 4.534%, 11/15/2049(c)	625,000	512,672
2018-C48, 4.302%, 01/15/2052	333,945	313,592

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
WFRBS Commercial Mortgage Trust
2014-LC14, 1.397%, 03/15/2047(c)(d)	$588,851	$271
2014-C22 XA, 0.923%, 09/15/2057(c)(d)	2,676,008	12,500
2014-C22 AS, 4.069%, 09/15/2057(c)	290,000	264,695

TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES (Cost $30,073,419)		26,704,400

AGENCY MORTGAGE BACKED SECURITIES—30.42%
Fannie Mae Connecticut Avenue Securities
2017-C06, 8.202% (SOFR30A + 2.914%), 02/25/2030(b)	966,013	992,140
2017-C07, 7.802% (SOFR30A + 2.514%), 05/25/2030(b)	449,361	456,443
2018-C01, 7.652% (SOFR30A + 2.364%), 07/25/2030(b)	981,281	995,457
2018-C02, 7.602% (SOFR30A + 2.314%), 08/25/2030(b)	955,457	969,365
2018-C04, 7.952% (SOFR30A + 2.664%), 12/25/2030(b)	835,340	857,539
Fannie Mae Interest Strip
4.000%, 08/25/2043(d)	1,205,123	223,352
Fannie Mae Pool
MA0096, 4.500%, 06/01/2029	2,403	2,352
AB3000, 4.500%, 05/01/2031	7,395	7,219
AB1389, 4.500%, 08/01/2040	23,382	22,794
MA0510, 4.500%, 09/01/2040	244	238
AE8714, 3.500%, 11/01/2040	9,046	8,337
890310, 4.500%, 12/01/2040	5,596	5,455
AE0954, 4.500%, 02/01/2041	19,288	18,802
AS7001, 3.000%, 04/01/2041	481,147	426,387
AL0065, 4.500%, 04/01/2041	9,237	9,004
AB3194, 4.500%, 06/01/2041	6,246	6,089
AH7395, 4.500%, 06/01/2041	787	754
FM0040, 3.000%, 10/01/2041	88,344	78,299
AL1547, 4.500%, 11/01/2041	3,721	3,627
AJ6346, 3.500%, 12/01/2041	15,120	13,935
AJ9278, 3.500%, 12/01/2041	4,609	4,248
AO1214, 3.500%, 04/01/2042	51,966	47,892
AK9393, 3.500%, 04/01/2042	9,279	8,551
AK6568, 3.500%, 04/01/2042	18,487	17,038
AL4029, 4.500%, 04/01/2042	26,620	25,949
AL7306, 4.500%, 09/01/2042	15,736	15,184
AP8743, 3.500%, 10/01/2042	145,891	134,452
AQ9330, 3.500%, 01/01/2043	18,641	17,178
AL2897, 3.500%, 01/01/2043	20,487	18,881
AL3714, 3.500%, 01/01/2043	13,444	12,389
AB7965, 3.500%, 02/01/2043	11,939	11,002
AB9046, 3.500%, 04/01/2043	35,749	32,945
AT1001, 3.500%, 04/01/2043	14,246	13,128
AT2021, 3.500%, 04/01/2043	12,262	11,300
AB9260, 3.500%, 05/01/2043	32,836	30,240
AS0212, 3.500%, 08/01/2043	32,080	29,544
AU0949, 3.500%, 08/01/2043	28,675	26,435
AU4658, 4.500%, 09/01/2043	5,412	5,216
MA1600, 3.500%, 10/01/2043	13,945	12,842
AS1333, 4.500%, 12/01/2043	9,228	8,938
AL4450, 4.500%, 12/01/2043	10,969	10,630
AS2516, 4.500%, 05/01/2044	11,491	11,131
AS2751, 4.500%, 06/01/2044	14,248	13,800
MA1926, 4.500%, 06/01/2044	11,897	11,524

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
AL6223, 4.500%, 08/01/2044	$12,949	$12,543
AZ0814, 3.500%, 07/01/2045	24,693	22,538
AZ0862, 3.500%, 07/01/2045	42,224	38,531
BM1953, 3.500%, 08/01/2045	52,469	48,354
AZ4775, 3.500%, 10/01/2045	10,469	9,549
CA2929, 3.500%, 12/01/2045	83,663	76,284
AS6311, 3.500%, 12/01/2045	15,120	13,782
AS6464, 3.500%, 01/01/2046	21,086	19,213
BC4114, 3.500%, 02/01/2046	122,065	111,263
AL8219, 4.000%, 02/01/2046	169,831	161,518
AL8387, 4.000%, 03/01/2046	441,819	419,467
FM1370, 3.000%, 04/01/2046	30,592	27,079
BC0793, 3.500%, 04/01/2046	100,774	91,989
AS7200, 4.500%, 05/01/2046	6,334	6,136
AS7388, 3.500%, 06/01/2046	435,015	397,793
AS7580, 3.000%, 07/01/2046	97,209	85,291
AS7801, 3.500%, 08/01/2046	89,915	81,821
MA2737, 3.000%, 09/01/2046	544,436	476,189
AS8056, 3.000%, 10/01/2046	54,062	47,417
MA2771, 3.000%, 10/01/2046	82,466	72,343
BM3932, 3.500%, 10/01/2046	75,604	68,889
AS8269, 3.000%, 11/01/2046	69,552	60,998
MA2872, 4.500%, 01/01/2047	58,182	56,356
AS8700, 4.500%, 01/01/2047	22,231	21,533
BE5475, 3.500%, 02/01/2047	36,457	33,155
AL9879, 3.500%, 02/01/2047	1,321,457	1,202,786
FM4894, 4.000%, 03/01/2047	416,885	394,119
AS8982, 4.500%, 03/01/2047	7,167	6,937
FM1000, 3.000%, 04/01/2047	196,500	172,374
CA5843, 3.000%, 04/01/2047	107,254	94,572
MA2959, 3.500%, 04/01/2047	74,247	67,396
BM5784, 3.500%, 05/01/2047	89,487	81,474
AS9536, 3.500%, 05/01/2047	38,099	34,662
BM5347, 3.500%, 05/01/2047	83,975	76,455
BM5348, 3.500%, 05/01/2047	42,994	39,130
MA3008, 4.500%, 05/01/2047	14,775	14,196
AS9829, 3.500%, 06/01/2047	33,183	30,179
AS9831, 4.000%, 06/01/2047	50,502	47,524
BE3702, 4.000%, 06/01/2047	44,390	41,636
BM5179, 3.000%, 07/01/2047	63,418	55,755
BE3767, 3.500%, 07/01/2047	42,649	38,795
CA0062, 4.000%, 07/01/2047	36,700	34,547
MA3121, 4.000%, 09/01/2047	465,777	437,428
FM4019, 3.500%, 10/01/2047	395,811	359,636
CA0559, 4.500%, 10/01/2047	46,424	44,879
FM1467, 3.000%, 12/01/2047	61,670	54,881
MA3210, 3.500%, 12/01/2047	101,806	92,589
BH7058, 3.500%, 12/01/2047	109,560	99,645
FM2897, 3.000%, 02/01/2048	194,732	171,719
CA4140, 3.000%, 02/01/2048	60,112	52,660
BJ8783, 3.500%, 02/01/2048	65,768	59,816
CA1535, 3.500%, 02/01/2048	21,011	19,109
MA3278, 4.500%, 02/01/2048	197,462	190,054
CA1218, 4.500%, 02/01/2048	33,095	31,803

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
FM5923, 3.500%, 03/01/2048	$535,467	$487,015
BM3590, 3.500%, 03/01/2048	78,512	71,402
BJ0648, 3.500%, 03/01/2048	42,684	38,821
BJ0650, 3.500%, 03/01/2048	45,901	41,746
BM3900, 4.000%, 04/01/2048	81,507	76,586
CA1710, 4.500%, 05/01/2048	58,213	56,103
FM2385, 3.000%, 09/01/2048	118,433	103,744
FM1572, 3.000%, 09/01/2048	196,079	172,298
BM5024, 3.000%, 11/01/2048	52,096	45,609
FM2915, 3.000%, 11/01/2048	427,866	378,156
FM5108, 3.500%, 11/01/2048	559,553	509,330
FM1239, 3.500%, 11/01/2048	69,352	63,076
FM2239, 3.000%, 12/01/2048	105,433	92,463
CA2922, 3.000%, 12/01/2048	168,293	147,247
FM1051, 4.500%, 05/01/2049	136,025	131,198
FM4895, 4.000%, 06/01/2049	351,264	330,557
CA3683, 4.500%, 06/01/2049	48,404	46,651
BO2201, 3.000%, 09/01/2049	147,145	127,900
CA4571, 4.000%, 11/01/2049	351,132	327,751
BO6164, 3.000%, 01/01/2050	64,152	55,815
BO8947, 3.000%, 01/01/2050	77,296	67,273
FM3619, 4.500%, 01/01/2050	87,036	83,107
BP2099, 3.000%, 02/01/2050	322,996	281,114
FM7592, 3.500%, 03/01/2050	533,636	483,956
CA5519, 3.000%, 04/01/2050	70,431	61,180
FM4334, 3.000%, 04/01/2050	165,701	144,252
CA5559, 3.500%, 04/01/2050	533,048	482,130
CA5668, 3.000%, 05/01/2050	268,064	232,854
CA6086, 3.000%, 06/01/2050	1,064,377	928,573
BP6466, 3.000%, 07/01/2050	177,132	153,716
BP6481, 4.500%, 07/01/2050	34,304	32,916
BQ0239, 2.500%, 08/01/2050	178,310	149,977
BP6716, 2.500%, 09/01/2050	326,026	272,871
BK3044, 2.500%, 09/01/2050	312,697	261,731
MA4121, 3.000%, 09/01/2050	521,330	455,041
FM9143, 4.500%, 09/01/2050	123,085	118,490
MA4160, 3.000%, 10/01/2050	439,220	381,004
MA4170, 4.500%, 10/01/2050	258,720	249,691
FM7475, 4.500%, 10/01/2050	20,421	19,685
MA4208, 2.000%, 12/01/2050	2,307,658	1,849,735
FM5316, 2.000%, 12/01/2050	179,144	143,353
BR1269, 2.500%, 01/01/2051	716,231	601,797
MA4256, 2.500%, 02/01/2051	647,464	540,072
MA4282, 2.500%, 03/01/2051	411,629	344,198
BR7795, 2.500%, 04/01/2051	652,069	544,026
MA4306, 2.500%, 04/01/2051	266,408	221,806
MA4325, 2.000%, 05/01/2051	672,009	535,884
BT2488, 2.500%, 05/01/2051	415,548	346,235
MA4326, 2.500%, 05/01/2051	440,033	367,130
FM7189, 2.500%, 05/01/2051	477,258	398,153
FM7738, 2.500%, 06/01/2051	465,723	388,812
MA4356, 2.500%, 06/01/2051	878,183	732,239
BT0417, 2.500%, 06/01/2051	281,979	234,743
MA4378, 2.000%, 07/01/2051	634,067	506,863

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
CB1038, 2.500%, 07/01/2051	$305,609	$255,184
MA4379, 2.500%, 07/01/2051	344,909	287,399
FS1550, 2.500%, 07/01/2051	331,205	277,222
CB1027, 2.500%, 07/01/2051	250,799	208,576
FM8178, 2.500%, 07/01/2051	781,446	649,887
BT1339, 2.500%, 07/01/2051	738,518	614,216
FM8360, 2.500%, 08/01/2051	342,861	285,838
FM8422, 2.500%, 08/01/2051	728,424	606,466
MA4399, 2.500%, 08/01/2051	2,287,598	1,904,245
BT3273, 2.500%, 08/01/2051	748,640	622,321
BT7263, 2.500%, 09/01/2051	440,757	366,556
CB2852, 2.000%, 11/01/2051	1,299,980	1,036,631
MA4493, 2.500%, 12/01/2051	420,545	349,266
FS0121, 2.000%, 01/01/2052	545,297	436,091
MA4562, 2.000%, 03/01/2052	640,752	511,071
FS4110, 2.500%, 03/01/2052	144,507	120,280
BV4139, 2.500%, 03/01/2052	200,061	166,885
MA4578, 2.500%, 04/01/2052	1,472,446	1,222,133
BU8667, 4.000%, 05/01/2052	403,911	373,594
CB3622, 4.000%, 05/01/2052	457,976	423,237
MA4626, 4.000%, 06/01/2052	672,986	621,863
CB3914, 4.000%, 06/01/2052	510,129	471,430
BV2558, 5.000%, 06/01/2052	616,235	598,245
BV2634, 4.000%, 07/01/2052	503,956	465,464
BW0036, 4.500%, 07/01/2052	379,990	362,729
BV2623, 4.500%, 07/01/2052	253,877	240,885
FS2603, 4.500%, 08/01/2052	659,518	625,766
CB4404, 5.000%, 08/01/2052	690,369	669,863
BV7959, 5.000%, 08/01/2052	695,412	675,169
BV8055, 4.500%, 09/01/2052	669,349	635,094
BW6232, 5.000%, 09/01/2052	864,736	839,188
BW1201, 5.000%, 09/01/2052	746,435	724,592
MA4785, 5.000%, 10/01/2052	701,146	680,573
FS3642, 5.000%, 11/01/2052	334,840	324,886
MA4842, 5.500%, 12/01/2052	1,081,705	1,069,365
MA4868, 5.000%, 01/01/2053	650,945	631,762
MA4918, 5.000%, 02/01/2053	688,685	668,260
MA4919, 5.500%, 02/01/2053	617,957	610,670
MA4941, 5.500%, 03/01/2053	664,340	656,301
CB6031, 5.000%, 04/01/2053	380,557	369,472
FS4357, 5.500%, 04/01/2053	542,110	536,181
BW4908, 6.000%, 04/01/2053	458,145	459,897
MA5009, 5.000%, 05/01/2053	171,516	166,410
FS4874, 5.500%, 06/01/2053	1,281,381	1,266,225
MA5073, 6.000%, 07/01/2053	540,687	542,329
MA5108, 6.000%, 08/01/2053	804,490	806,933
Fannie Mae REMICS
2012-70, 0.598% (SOFR30A + 5.886%), 07/25/2042(b)(d)	846,255	89,958
2012-68, 0.648% (SOFR30A + 5.936%), 07/25/2042(b)(d)	1,378,088	137,670
2013-6, 0.698% (SOFR30A + 5.986%), 02/25/2043(b)(d)	901,047	98,474
2013-18, 0.698% (SOFR30A + 5.986%), 03/25/2043(b)(d)	995,080	97,503
2014-90, 0.748% (SOFR30A + 6.036%), 01/25/2045(b)(d)	1,509,066	171,246
2015-32, 0.798% (SOFR30A + 6.086%), 05/25/2045(b)(d)	888,585	95,434
2016-40, 0.448% (SOFR30A + 5.736%), 07/25/2046(b)(d)	580,710	53,304

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
2018-07, 4.000%, 02/25/2048(d)	$1,113,024	$210,586
2020-52, 4.500%, 08/25/2050(d)	1,013,062	209,277
Freddie Mac Gold Pool
G1-4953, 3.500%, 01/01/2029	12,289	11,791
A8-6315, 4.500%, 05/01/2039	13,472	13,114
A8-6521, 4.500%, 05/01/2039	26,609	25,971
A9-3617, 4.500%, 08/01/2040	2,319	2,263
Q0-0285, 4.500%, 04/01/2041	3,415	3,333
Q0-0876, 4.500%, 05/01/2041	21,467	20,952
Q0-2173, 4.500%, 07/01/2041	15,674	15,299
C0-3795, 3.500%, 04/01/2042	106,356	98,142
Q0-9004, 3.500%, 06/01/2042	9,745	8,992
C0-9004, 3.500%, 07/01/2042	10,416	9,612
Q0-9896, 3.500%, 08/01/2042	13,449	12,410
Q1-1348, 3.500%, 09/01/2042	28,283	26,098
Q1-8305, 3.500%, 05/01/2043	11,381	10,501
Q1-9475, 3.500%, 06/01/2043	19,330	17,836
G6-0030, 3.500%, 07/01/2043	59,831	55,251
Q2-0780, 3.500%, 08/01/2043	24,578	22,678
Q2-0857, 3.500%, 08/01/2043	15,600	14,311
G0-7459, 3.500%, 08/01/2043	12,535	11,566
G0-8541, 3.500%, 08/01/2043	21,874	20,183
Q2-6513, 4.500%, 06/01/2044	11,459	11,110
Q4-5219, 3.500%, 01/01/2045	77,492	70,918
G0-7961, 3.500%, 03/01/2045	17,001	15,566
G0-8636, 3.500%, 04/01/2045	19,766	18,036
Q3-5225, 3.500%, 08/01/2045	9,681	8,839
G0-8659, 3.500%, 08/01/2045	53,866	49,178
G0-8676, 3.500%, 11/01/2045	23,521	21,466
G6-0480, 4.500%, 11/01/2045	9,276	8,998
G0-8681, 3.500%, 12/01/2045	17,447	15,921
Q3-9644, 3.500%, 03/01/2046	82,368	75,166
Q3-9434, 3.500%, 03/01/2046	3,700	3,379
G0-8693, 3.500%, 03/01/2046	3,892	3,551
G0-8702, 3.500%, 04/01/2046	40,074	36,549
G0-8706, 3.500%, 05/01/2046	18,407	16,930
Q4-0718, 3.500%, 05/01/2046	115,414	105,238
Q4-0375, 3.500%, 05/01/2046	26,802	24,444
G0-8708, 4.500%, 05/01/2046	24,424	23,687
Q4-1208, 3.500%, 06/01/2046	57,711	52,724
G0-8721, 3.000%, 09/01/2046	39,504	34,699
G0-8735, 4.500%, 10/01/2046	33,881	32,858
G0-8741, 3.000%, 01/01/2047	726,040	637,515
G0-8743, 4.000%, 01/01/2047	31,334	29,539
Q4-6279, 3.500%, 02/01/2047	43,668	39,795
Q4-6539, 4.500%, 03/01/2047	3,387	3,252
G0-8757, 3.500%, 04/01/2047	7,396	6,737
G0-8759, 4.500%, 04/01/2047	11,946	11,585
V8-3204, 4.500%, 05/01/2047	28,142	27,116
Q4-9100, 4.000%, 07/01/2047	66,711	62,853
Q4-9394, 4.500%, 07/01/2047	53,510	51,798
Q4-9888, 3.500%, 08/01/2047	38,503	35,060
Q5-0035, 3.500%, 08/01/2047	56,124	51,112
Q5-0109, 3.500%, 08/01/2047	7,336	6,680

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
G6-1228, 4.000%, 08/01/2047	$104,261	$98,232
G0-8779, 3.500%, 09/01/2047	158,879	143,512
G0-8785, 4.000%, 10/01/2047	81,667	76,364
G6-1631, 3.500%, 11/01/2047	147,998	134,873
Q5-2319, 3.500%, 11/01/2047	123,157	112,145
G6-1467, 4.000%, 11/01/2047	107,128	100,255
G6-1281, 3.500%, 01/01/2048	68,772	62,623
G0-8800, 3.500%, 02/01/2048	93,160	84,830
Q5-4463, 4.000%, 02/01/2048	52,401	49,372
G6-7710, 3.500%, 03/01/2048	130,333	118,680
Freddie Mac Multifamily Structured Pass Through Certificates
K-098, 1.517%, 08/25/2029(c)(d)	1,985,000	138,180
Freddie Mac Pool
ZS-9972, 3.000%, 03/01/2042	665,804	589,992
ZM-1590, 3.000%, 08/01/2046	479,211	419,686
SD-0035, 3.000%, 04/01/2047	433,328	384,087
ZM-4908, 3.500%, 11/01/2047	197,051	179,204
ZA-5250, 4.000%, 01/01/2048	176,510	166,599
ZS-4759, 3.500%, 03/01/2048	118,837	108,073
ZM-6197, 4.000%, 04/01/2048	427,798	403,302
SD-0298, 3.000%, 11/01/2048	306,553	270,620
ZN-2103, 4.500%, 12/01/2048	30,039	28,955
ZA-7141, 3.000%, 06/01/2049	60,480	52,654
SD-8005, 3.500%, 08/01/2049	552,816	501,942
SD-8013, 4.500%, 09/01/2049	79,752	76,755
SI-2009, 3.000%, 10/01/2049	363,961	316,930
QA-5549, 3.000%, 12/01/2049	193,895	168,542
QA-7325, 3.000%, 02/01/2050	147,857	128,704
QA-6750, 3.000%, 02/01/2050	108,945	95,143
QA-8311, 3.000%, 03/01/2050	185,111	162,384
SD-8068, 3.000%, 06/01/2050	506,251	439,901
RA-2970, 2.500%, 07/01/2050	169,551	141,780
SD-8074, 3.000%, 07/01/2050	74,262	64,572
QB-2682, 2.500%, 08/01/2050	128,099	107,194
SD-8084, 3.000%, 08/01/2050	217,551	188,661
SD-8086, 4.000%, 08/01/2050	160,174	149,441
RA-3484, 3.000%, 09/01/2050	251,172	217,777
SD-8098, 2.000%, 10/01/2050	2,242,198	1,796,861
QB-4785, 2.500%, 10/01/2050	182,178	152,448
QB-6037, 2.500%, 11/01/2050	135,524	113,406
SD-1025, 3.500%, 12/01/2050	682,111	614,748
SD-8122, 2.500%, 01/01/2051	386,331	323,283
SD-8129, 2.500%, 02/01/2051	521,893	434,796
RA-4527, 2.500%, 02/01/2051	266,864	223,178
SD-8135, 2.500%, 03/01/2051	187,083	156,557
QC-0945, 2.500%, 04/01/2051	781,667	652,499
SD-8147, 2.500%, 05/01/2051	437,984	365,382
QC-3907, 2.500%, 07/01/2051	409,291	340,595
QC-4235, 2.500%, 07/01/2051	668,954	556,549
SD-8156, 2.500%, 07/01/2051	408,032	339,688
SD-8160, 2.000%, 08/01/2051	787,435	628,326
QC-6209, 2.500%, 08/01/2051	361,281	301,018
QC-5978, 2.500%, 08/01/2051	584,823	487,504
RA-5855, 2.500%, 09/01/2051	699,944	581,535

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
SD-8167, 2.500%, 09/01/2051	$1,061,351	$882,246
QC-8520, 2.500%, 10/01/2051	268,262	222,581
SD-0780, 2.500%, 12/01/2051	474,014	393,967
RA-6686, 4.000%, 01/01/2052	216,648	200,303
QE-4039, 4.000%, 06/01/2052	1,168,591	1,080,184
SD-1883, 4.000%, 06/01/2052	623,815	576,993
SD-1117, 4.500%, 06/01/2052	295,662	281,248
SD-8225, 3.000%, 07/01/2052	846,340	729,866
QE-6058, 4.500%, 07/01/2052	846,726	803,429
SD-8231, 4.500%, 07/01/2052	325,882	309,222
SD-8233, 5.000%, 07/01/2052	638,039	619,196
SD-1576, 5.000%, 08/01/2052	881,246	855,390
QE-9381, 4.000%, 09/01/2052	741,904	685,397
SD-1803, 5.500%, 09/01/2052	299,611	296,544
SD-1709, 5.500%, 09/01/2052	751,252	742,604
SD-8256, 4.000%, 10/01/2052	722,603	667,485
SD-8257, 4.500%, 10/01/2052	382,657	363,064
SD-8258, 5.000%, 10/01/2052	656,433	637,172
SD-1719, 5.500%, 10/01/2052	838,343	830,395
SD-1913, 5.000%, 11/01/2052	401,552	389,863
SD-1884, 5.000%, 11/01/2052	102,233	99,194
SD-8268, 5.500%, 11/01/2052	373,839	369,579
QF-4848, 6.000%, 12/01/2052	591,350	593,745
QF-6551, 5.500%, 01/01/2053	608,498	601,014
SD-8289, 5.500%, 01/01/2053	620,676	613,099
SD-8290, 6.000%, 01/01/2053	376,652	377,855
SD-2174, 6.000%, 01/01/2053	552,822	554,500
SD-2334, 5.000%, 02/01/2053	413,688	401,531
SD-8300, 5.500%, 02/01/2053	894,626	883,566
QF-7085, 5.500%, 02/01/2053	945,943	934,248
SD-8309, 6.000%, 03/01/2053	580,201	581,963
SD-8316, 5.500%, 04/01/2053	479,244	473,319
SD-3218, 5.000%, 05/01/2053	224,146	217,530
SD-2913, 5.500%, 05/01/2053	652,543	644,969
SD-8329, 5.000%, 06/01/2053	758,451	735,772
SD-3136, 5.500%, 06/01/2053	129,604	128,204
SD-3010, 5.500%, 06/01/2053	465,137	459,732
SD-3392, 5.500%, 07/01/2053	323,152	319,422
Freddie Mac REMICS
4121, 0.897% (SOFR30A + 6.086%), 10/15/2042(b)(d)	853,307	80,114
4122, 4.000%, 10/15/2042(d)	888,937	161,557
4159, 0.847% (SOFR30A + 6.036%), 01/15/2043(b)(d)	1,673,164	180,953
4459, 4.000%, 08/15/2043(d)	1,846,077	326,429
4385, 4.500%, 09/15/2044(d)	176,945	34,702
4572, 0.747% (SOFR30A + 5.936%), 04/15/2046(b)(d)	393,194	38,700
4583, 0.697% (SOFR30A + 5.886%), 05/15/2046(b)(d)	406,453	34,749
4616, 0.697% (SOFR30A + 5.886%), 09/15/2046(b)(d)	950,784	100,907
4623, 0.697% (SOFR30A + 5.886%), 10/15/2046(b)(d)	861,507	80,757
4648, 0.697% (SOFR30A + 5.886%), 01/15/2047(b)(d)	367,397	38,551
5013, 3.000%, 09/25/2050(d)	2,420,043	342,917
Freddie Mac STACR REMIC Trust
2021-DNA7, 7.088% (SOFR30A + 1.800%), 11/25/2041(b)	473,000	462,967
2022-DNA2, 7.688% (SOFR30A + 2.400%), 02/25/2042(b)	990,000	987,293
2022-HQA1, 8.788% (SOFR30A + 3.500%), 03/25/2042(b)	309,000	318,874
2022-DNA3, 8.188% (SOFR30A + 2.900%), 04/25/2042(b)	1,162,000	1,181,132

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Freddie Mac Structured Agency Credit Risk Debt Notes
2017-HQA3, 7.752% (SOFR30A + 2.464%), 04/25/2030(b)	$615,752	$623,963
2018-DNA1, 7.202% (SOFR30A + 1.914%), 07/25/2030(b)	270,547	270,758
2018-HQA1, 7.702% (SOFR30A + 2.414%), 09/25/2030(b)	569,566	575,749
Ginnie Mae II Pool
MA0699M, 3.500%, 01/20/2043	22,391	20,765
MA0783M, 3.500%, 02/20/2043	30,564	28,350
MA0934M, 3.500%, 04/20/2043	21,668	20,103
MA3663M, 3.500%, 05/20/2046	37,316	34,459
MA3803M, 3.500%, 07/20/2046	14,483	13,356
MA4510M, 3.500%, 06/20/2047	58,817	54,230
MA4586M, 3.500%, 07/20/2047	81,041	74,752
MA4652M, 3.500%, 08/20/2047	54,689	50,266
MA4900M, 3.500%, 12/20/2047	41,294	38,095
MA6542M, 3.500%, 03/20/2050	220,274	203,636
MA6600M, 3.500%, 04/20/2050	16,477	15,117
MA7192M, 2.000%, 02/20/2051	274,184	226,980
MA7193M, 2.500%, 02/20/2051	274,777	234,175
MA7254M, 2.000%, 03/20/2051	279,712	231,813
MA7255M, 2.500%, 03/20/2051	682,962	582,018
MA7311M, 2.000%, 04/20/2051	797,642	660,059
MA7312M, 2.500%, 04/20/2051	754,782	643,249
MA7367M, 2.500%, 05/20/2051	278,629	237,577
MA7418M, 2.500%, 06/20/2051	582,223	496,097
MA7472M, 2.500%, 07/20/2051	382,624	326,073
MA7589M, 2.500%, 09/20/2051	209,441	178,470
MA7648M, 2.000%, 10/20/2051	280,876	232,158
MA7986M, 2.000%, 04/20/2052	114,591	94,629
MA8099M, 3.500%, 06/20/2052	93,576	85,024
MA8147M, 2.500%, 07/20/2052	251,638	214,379
MA8151M, 4.500%, 07/20/2052	875,226	835,097
MA8201M, 4.500%, 08/20/2052	1,120,190	1,069,036
MA8268M, 4.500%, 09/20/2052	532,957	508,506
MA8269M, 5.000%, 09/20/2052	617,551	601,877
MA8347M, 4.500%, 10/20/2052	203,061	193,744
MA8428M, 5.000%, 11/20/2052	434,938	423,744
MA8429M, 5.500%, 11/20/2052	502,474	497,713
MA8492M, 6.000%, 12/20/2052	434,031	435,876
MA8569M, 5.000%, 01/20/2053	465,556	453,277
MA8570M, 5.500%, 01/20/2053	342,825	339,845
MA8725M, 5.000%, 03/20/2053	345,175	336,071
MA8800M, 5.000%, 04/20/2053	232,666	226,529
MA8801M, 5.500%, 04/20/2053	888,939	880,377
MA8948M, 5.500%, 06/20/2053	497,681	492,885
MA9017M, 5.500%, 07/20/2053	324,362	321,238
MA9018M, 6.000%, 07/20/2053	424,221	426,024
MA9107M, 6.000%, 08/20/2053	175,000	175,744
Government National Mortgage Association
2013-23, 3.500%, 02/20/2043(d)	1,010,281	148,577
2015-162, 1.322% (TSFR1M + 6.636%), 11/20/2045(b)(d)	823,607	105,682
2018-007, 0.772% (TSFR1M + 6.086%), 01/20/2048(b)(d)	899,393	88,612
2020-107, 1.000%, 07/20/2050	982,815	747,909
2020-112, 1.000%, 08/20/2050	852,704	648,959
2020-173, 2.500%, 11/20/2050(d)	2,168,219	284,005

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
2021-103, 2.000%, 06/20/2051	$740,745	$616,724
2021-116, 2.500%, 06/20/2051(d)	2,402,426	326,496

TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost $125,772,710)		114,773,768

U.S. GOVERNMENT AGENCY ISSUES—0.59%
Fannie Mae Principal Strip
0.000%, 07/15/2037	1,370,000	712,147
Federal Home Loan Banks
4.000%, 06/30/2028	755,000	746,442
Federal National Mortgage Association
0.875%, 08/05/2030	575,000	456,378
Tennessee Valley Authority
5.250%, 09/15/2039	320,000	329,481

TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $2,629,475)		2,244,448

U.S. GOVERNMENT NOTES/BONDS—13.93%
United States Treasury Note/Bond
4.125%, 07/31/2028(e)	250,000	248,555
4.000%, 02/28/2030	580,000	572,704
3.500%, 02/15/2033(e)	17,550,000	16,716,375
3.375%, 05/15/2033(e)	11,935,000	11,245,008
3.875%, 08/15/2033	2,210,000	2,170,807
3.875%, 02/15/2043	1,940,000	1,805,413
2.875%, 05/15/2043	2,575,000	2,051,551
3.875%, 05/15/2043(e)	220,000	204,669
3.750%, 11/15/2043	1,960,000	1,783,294
3.375%, 05/15/2044	1,380,000	1,183,646
3.125%, 05/15/2048	1,205,000	978,921
3.000%, 02/15/2049	1,675,000	1,329,859
2.375%, 05/15/2051	2,060,000	1,432,183
2.875%, 05/15/2052(e)	3,900,000	3,028,441
3.000%, 08/15/2052	5,505,000	4,388,732
3.625%, 02/15/2053	1,450,000	1,306,699
3.625%, 05/15/2053	2,360,000	2,128,978

TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $53,896,235)		52,575,835

	Shares
EXCHANGE TRADED FUNDS—3.21%
iShares Core U.S. Aggregate Bond ETF	125,156	12,115,101

TOTAL EXCHANGE TRADED FUNDS (Cost $12,504,291)		12,115,101

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING—13.21%
Investment Company—13.21%
Mount Vernon Liquid Assets Portfolio, LLC, 5.460%(f)	49,844,301	49,844,301

TOTAL INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING (Cost $49,844,301)		49,844,301

MONEY MARKET FUNDS—1.05%
First American Government Obligations Fund, Class X, 5.247%(f)	3,949,998	3,949,998

TOTAL MONEY MARKET FUNDS (Cost $3,949,998)		3,949,998

Total Investments (Cost $453,721,536)—112.63%		424,973,597
Liabilities in Excess of Other Assets—(12.63)%		(47,668,084)

TOTAL NET ASSETS—100.00%		$377,305,513

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2023 (Continued)

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at August 31, 2023.
(b)	Floating rate security; the rate shown represents the rate at August 31, 2023. The coupon is based on an underlying pool of loans and other conditions at the time the loans are securitized.
(c)	Variable rate security; the rate shown represents the rate at August 31, 2023. The coupon is based on an underlying pool of loans and other conditions at the time the loans are securitized.
(d)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(e)	All or portion of this security is out on loan as of August 31, 2023. Total value of securities out on loan is $48,899,480.
(f)	The rate shown represents the seven day yield at August 31, 2023.
(g)	Perpetual maturity. The date referenced is the next call date.

Abbreviations

#	TBA Pool number to be announced

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023

	Shares	Value
COMMON STOCKS—71.83%
Automobiles & Components—2.48%
Bayerische Motoren Werke AG—ADR	91,811	$3,226,239
BorgWarner, Inc.(b)	52,016	2,119,652
Bridgestone Corp.—ADR	18,241	352,599
BYD Co. Ltd.—ADR	2,032	128,300
Cie Generale des Etablissements Michelin SCA—ADR	10,123	157,818
Ford Motor Co.	44,500	539,785
Geely Automobile Holdings Ltd.—ADR	2,379	59,344
General Motors Co.	14,916	499,835
Harley-Davidson, Inc.	6,461	218,059
Honda Motor Co. Ltd.—ADR	154,350	4,990,137
Isuzu Motors Ltd.—ADR	24,418	312,306
Mazda Motor Corp.—ADR(b)	336,453	1,752,920
Mercedes-Benz Group AG—ADR	154,544	2,821,973
Renault SA—ADR	149,336	1,203,648
Subaru Corp.—ADR	135,236	1,292,856
Sumitomo Electric Industries Ltd.—ADR	57,759	703,793
Suzuki Motor Corp.—ADR	3,190	504,307
Thor Industries, Inc.(b)	5,792	607,117
Valeo SE—ADR	3,599	35,450

		21,526,138

Banks—3.92%
Akbank TAS—ADR	152,705	320,894
Associated Banc-Corp(b)	710	12,304
Banco BBVA Argentina SA—ADR(b)	37,299	213,350
Banco Bilbao Vizcaya Argentaria SA—ADR	598,439	4,751,605
Banco de Chile—ADR	11,110	242,420
Banco do Brasil SA—ADR	60,013	573,124
Banco Santander SA—ADR	599,375	2,319,581
Bank Central Asia Tbk PT—ADR(b)	6,198	94,334
Bank Hapoalim BM—ADR	6,906	286,703
Bank Mandiri Persero Tbk PT—ADR	26,646	419,675
Bank of China Ltd.—ADR	152,904	1,293,568
Bank of East Asia Ltd.—ADR	130,225	184,268
Bank OZK(b)	330	13,256
BNP Paribas SA—ADR	104,452	3,379,022
Commerzbank AG—ADR	35,811	392,489
Credit Agricole SA—ADR	25,791	161,710
Erste Group Bank AG—ADR	7,477	133,091
First Citizens BancShares, Inc.(b)	133	180,933
FNB Corp/PA	5,793	67,373
Grupo Financiero Banorte SAB de CV—ADR	790	33,536
HDFC Bank Ltd.—ADR	7,756	483,276
HSBC Holdings PLC—ADR	107,296	4,004,286
Huntington Bancshares, Inc.	4,280	47,465
ICICI Bank Ltd.—ADR	3,229	74,816
ING Groep NV—ADR	302,479	4,280,077
Intesa Sanpaolo SpA—ADR	22,808	367,551
JPMorgan Chase & Co.	24,285	3,553,624
Lloyds Banking Group PLC—ADR	42,779	89,836
Mediobanca Banca di Credito Finanziario SpA—ADR(b)	68,077	887,043
Mitsubishi UFJ Financial Group, Inc.—ADR	142,197	1,127,622
NatWest Group PLC—ADR(a)	5,281	31,105

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
New York Community Bancorp, Inc.(b)	4,108	$50,446
OFG Bancorp	7,117	214,649
Piraeus Financial Holdings SA—ADR	63,772	215,007
S&T Bancorp, Inc.	403	11,417
Sberbank of Russia PJSC—ADR(a)(e)	119,989	—
Shinhan Financial Group Co. Ltd.—ADR	10,524	283,096
Societe Generale SA—ADR	11,304	64,659
Standard Chartered PLC—ADR	20,287	365,369
Sumitomo Mitsui Financial Group, Inc.—ADR	154,068	1,402,019
Swedbank AB—ADR	29,506	521,076
Texas Capital Bancshares, Inc.(a)	238	14,861
Turkiye Garanti Bankasi AS—ADR	268,605	530,495
UniCredit SpA—ADR(b)	30,777	375,172
Woori Financial Group, Inc.—ADR	1,916	51,157

		34,119,360

Capital Goods—6.39%
AAR Corp.(a)	1,198	73,797
ACS Actividades de Construccion y Servicios SA—ADR	215,445	1,505,961
AGCO Corp.	1,101	142,613
Allison Transmission Holdings, Inc.	6,587	398,184
American Woodmark Corp.(a)	2,444	189,825
Apogee Enterprises, Inc.	5,813	293,324
Applied Industrial Technologies, Inc.	81	12,504
Ashtead Group PLC—ADR	339	95,974
Astra International, Tbk PT—ADR	22,191	188,734
Atkore, Inc.(a)(b)	2,685	413,409
Atlas Copco AB—Class A—ADR	11,621	153,746
BAE Systems PLC—ADR	1,245	64,454
Balfour Beatty PLC—ADR	56,705	475,188
Beacon Roofing Supply, Inc.(a)	6,335	505,850
Bidvest Group Ltd.—ADR	173	5,266
Boise Cascade Co.	2,736	299,236
Bouygues SA—ADR(b)	94,499	648,263
Builders FirstSource, Inc.(a)	8,856	1,284,474
Caterpillar, Inc.	2,941	826,803
Cie de Saint-Gobain SA—ADR	102,950	1,340,409
Comfort Systems USA, Inc.	1,476	272,425
Core & Main, Inc.(a)(b)	4,113	135,071
Crane Co.(b)	139	12,666
Cummins, Inc.	6,913	1,590,267
Daimler Truck Holding AG—ADR(b)	3,692	65,090
Deere & Co.	105	43,149
EHang Holdings Ltd.—ADR(a)	1,595	31,469
Embraer SA—ADR(a)	763	11,933
EMCOR Group, Inc.	5,105	1,144,796
Encore Wire Corp.(b)	2,888	475,971
EnerSys	1,523	159,885
Ferguson PLC	333	53,799
General Electric Co.	19,304	2,209,536
Gibraltar Industries, Inc.(a)	2,040	153,061
GMS, Inc.(a)(b)	7,673	532,046
Granite Construction, Inc.	284	11,726
Hitachi Ltd.—ADR	17,637	2,346,426
Hubbell, Inc.	4,212	1,373,323

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
ITOCHU Corp.—ADR	34,187	$2,564,709
JGC Holdings Corp.—ADR	15,754	410,707
Kawasaki Heavy Industries Ltd.—ADR	59,772	616,847
Keppel Corp Ltd.—ADR	48,093	493,242
Kingspan Group PLC—ADR	536	45,485
KOC Holding AS—ADR	8,243	213,082
Komatsu Ltd.—ADR	43,010	1,227,075
Leonardo SpA—ADR	94,753	682,696
Marubeni Corp.—ADR	10,758	1,761,085
Masco Corp.	764	45,084
Mitsubishi Electric Corp.—ADR	3,176	82,385
Mitsui & Co. Ltd.—ADR(b)	3,305	2,463,844
Mueller Industries, Inc.(b)	8,401	648,221
NSK Ltd.—ADR	5,408	62,544
Owens Corning	6,134	882,744
PACCAR, Inc.	35,590	2,928,701
Prysmian SpA—ADR	99,107	2,026,738
Quanex Building Products Corp.	9,874	266,401
Rexel SA—ADR	60,759	1,429,355
Rheinmetall AG—ADR(b)	12,493	679,494
Rolls-Royce Holdings PLC—ADR(a)	198,355	551,427
Rush Enterprises, Inc.—Class A(b)	16,178	669,910
Rush Enterprises, Inc.—Class B	3,311	152,184
Schneider Electric SE—ADR	10,654	365,752
Siemens AG—ADR	19,768	1,485,368
Skanska AB—ADR	2,165	31,869
SKF AB—ADR	1,897	31,111
Snap-on, Inc.	16,224	4,357,765
Standex International Corp.	82	12,598
Sumitomo Corp.—ADR	88,066	1,803,592
Terex Corp.	7,241	438,877
Textron, Inc.	637	49,501
Thermon Group Holdings, Inc.(a)	10,672	293,267
Timken Co.	6,892	526,687
Trane Technologies PLC	248	50,904
Travis Perkins PLC—ADR	17,443	189,169
UFP Industries, Inc.	8,145	849,931
United Rentals, Inc.	4,402	2,097,729
Vinci SA—ADR	33,947	945,424
Volvo AB—ADR	1,949	39,175
Wabash National Corp.(b)	10,648	240,112
WESCO International, Inc.	297	48,069
Westinghouse Air Brake Technologies Corp.	2,962	333,284
WW Grainger, Inc.	1,397	997,654

		55,632,451

Commercial & Professional Services—0.47%
Brady Corp.—Class A	238	12,005
Brambles Ltd.—ADR	28,033	541,878
Clean Harbors, Inc.(a)	87	14,733
Copart, Inc.(a)	970	43,485
Dai Nippon Printing Co. Ltd.—ADR	12,176	165,350
HeadHunter Group PLC—ADR(a)(e)	3,254	—
Mitie Group PLC—ADR	68,415	340,365
Randstad NV—ADR	57,474	1,690,885

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Science Applications International Corp.	3,730	$438,872
TOPPAN, Inc.—ADR	67,798	818,321

		4,065,894

Consumer Discretionary Distribution & Retail—2.28%
Abercrombie & Fitch Co.—Class A(a)(b)	1,687	90,676
Academy Sports & Outdoors, Inc.(b)	7,305	398,634
Alibaba Group Holding Ltd.—ADR(a)	18,497	1,718,370
Arhaus, Inc.(a)(b)	14,148	140,065
Asbury Automotive Group, Inc.(a)(b)	2,175	500,250
AutoNation, Inc.(a)(b)	3,684	578,720
B&M European Value Retail SA—ADR	4,127	120,550
Baozun, Inc.—ADR(a)(b)	46,449	181,616
Best Buy Co., Inc.	4,325	330,646
Brilliant Earth Group, Inc.(a)	6,360	21,497
Buckle, Inc.(b)	6,746	246,499
Caleres, Inc.(b)	6,305	180,764
Carvana Co.(a)(b)	1,304	65,656
Dick’s Sporting Goods, Inc.(b)	2,886	335,757
Dillard’s, Inc.—Class A(b)	367	126,659
D-MARKET Elektronik Hizmetler ve Ticaret AS—ADR(a)	17,764	25,758
Dufry AG—ADR(a)	106,288	466,604
Foot Locker, Inc.	1,333	26,153
Genuine Parts Co.	7,898	1,214,159
Group 1 Automotive, Inc.(b)	2,124	561,628
Guess?, Inc.(b)	7,320	176,119
Industria de Diseno Textil SA—ADR	87,910	1,681,718
JD.com, Inc.—ADR	8,863	294,340
Kingfisher PLC—ADR	82,040	490,599
LKQ Corp.	19,739	1,036,890
Lojas Renner SA—ADR(b)	3,675	11,981
Lowe’s Companies, Inc.	1,416	326,360
MINISO Group Holding Ltd.—ADR(a)	15,214	394,043
Murphy USA, Inc.(b)	866	275,076
Naspers Ltd.—ADR	5,365	181,820
Nitori Holdings Co. Ltd.—ADR	15,249	167,739
ODP Corp.(a)	2,737	134,989
O’Reilly Automotive, Inc.(a)	1,005	944,399
PDD Holdings, Inc.—ADR(a)	10,413	1,030,574
Penske Automotive Group, Inc.(b)	4,013	659,336
Ross Stores, Inc.	3,780	460,442
Signet Jewelers Ltd.	2,529	189,675
TJX Cos., Inc.	20,668	1,911,378
Ulta Beauty, Inc.(a)	1,942	805,988
Upbound Group, Inc.(b)	1,555	47,614
Urban Outfitters, Inc.(a)	6,451	214,238
Vibra Energia SA—ADR	18,341	132,972
Vipshop Holdings Ltd.—ADR(a)	40,502	639,527
Williams-Sonoma, Inc.(b)	687	97,004
Woolworths Holdings Ltd.	60,746	239,036

		19,874,518

Consumer Durables & Apparel—3.78%
Barratt Developments PLC—ADR(b)	51,499	591,724
Burberry Group PLC—ADR	40,060	1,124,084

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Cavco Industries, Inc.(a)	126	$35,220
Cie Financiere Richemont SA—ADR	81,011	1,145,496
Crocs, Inc.(a)	886	86,243
DR Horton, Inc.	31,924	3,799,594
Dream Finders Homes, Inc.(a)(b)	3,607	103,954
Haier Smart Home Co. Ltd.—ADR	8,255	102,279
Hermes International SCA—ADR(b)	6,247	1,287,881
KB Home	9,055	459,994
La-Z-Boy, Inc.(b)	10,221	315,318
Lennar Corp.—Class A	30,550	3,638,200
Lennar Corp.—Class B(b)	23,633	2,520,696
LVMH Moet Hennessy Louis Vuitton SE—ADR	21,454	3,631,732
MDC Holdings, Inc.(b)	3,747	177,795
Meritage Homes Corp.	4,173	580,214
NVR, Inc.(a)	313	1,996,104
Oxford Industries, Inc.(b)	2,921	294,992
Panasonic Holdings Corp.—ADR	54,659	630,765
Pandora A/S—ADR	11,189	289,124
PRADA SpA—ADR	23,923	313,272
PulteGroup, Inc.	57,538	4,721,568
PVH Corp.	2,815	235,334
Ralph Lauren Corp.	2,180	254,253
Sega Sammy Holdings, Inc.—ADR	84,565	421,979
Sekisui House Ltd.—ADR	29,278	597,857
Skechers U.S.A., Inc.—Class A(a)	4,422	222,471
Skyline Champion Corp.(a)(b)	2,941	209,605
Swatch Group AG—ADR	66,884	936,376
Tapestry, Inc.(b)	10,833	360,956
Taylor Morrison Home Corp.(a)	13,043	618,238
Toll Brothers, Inc.	9,651	790,706
Tri Pointe Homes, Inc (a)	11,128	346,081
Yue Yuen Industrial Holdings Ltd.—ADR	18,258	116,030

		32,956,135

Consumer Services—1.08%
Adtalem Global Education, Inc.(a)	7,715	338,303
Booking Holdings, Inc.(a)	245	760,732
Caesars Entertainment, Inc.(a)	11,293	624,051
Carnival Corp.(a)	45,020	712,216
Carnival PLC—ADR(a)	28,635	409,481
Chegg, Inc.(a)	1,237	12,630
Darden Restaurants, Inc.	9,730	1,513,112
DraftKings, Inc.(a)	3,215	95,325
Evolution AB—ADR	3,403	367,524
Flutter Entertainment PLC—ADR(a)	4,368	396,134
Gaotu Techedu, Inc.—ADR(a)	53,482	154,028
Luckin Coffee, Inc.—ADR(a)	11,648	380,307
Meituan—ADR(a)	3,030	100,626
Melco Resorts & Entertainment Ltd.—ADR(a)	2,907	32,617
MGM Resorts International(b)	16,163	710,849
New Oriental Education & Technology Group, Inc.—ADR(a)	8,369	453,934
OPAP SA—ADR	17,498	145,583
Pearson PLC—ADR	2,972	31,414
Royal Caribbean Cruises Ltd.(a)	6,585	651,520
Sodexo SA—ADR	33,242	716,365

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Stride, Inc.(a)	1,963	$83,408
TAL Education Group—ADR(a)	37,405	263,705
Trip.com Group Ltd.—ADR(a)	8,944	351,589
Tuniu Corp.—ADR(a)	64,696	83,458

		9,388,911

Consumer Staples Distribution & Retail—1.54%
111, Inc.—ADR(a)	2,350	5,969
Andersons, Inc.	3,980	204,413
Casey’s General Stores, Inc.	1,556	380,302
J Sainsbury PLC—ADR	52,105	718,007
Jeronimo Martins SGPS SA—ADR(b)	15,899	806,800
Koninklijke Ahold Delhaize NV—ADR	78,182	2,556,551
Kroger Co.	21,972	1,019,281
Marks & Spencer Group PLC—ADR(a)	471,805	2,734,110
Performance Food Group Co.(a)(b)	6,341	393,966
PriceSmart, Inc.	163	12,955
Seven & i Holdings Co. Ltd.—ADR	50,146	1,027,492
Sprouts Farmers Market, Inc.(a)(b)	6,813	277,902
Tesco PLC—ADR	3,616	36,305
US Foods Holding Corp.(a)	725	29,312
Walmart, Inc.	19,793	3,218,539
Weis Markets, Inc.	152	9,860

		13,431,764

Energy—2.54%
BP PLC—ADR	90,256	3,355,718
Chesapeake Energy Corp.(b)	4,484	395,534
Chevron Corp.	275	44,303
Chord Energy Corp.	2,127	343,511
Civitas Resources, Inc.(b)	6,837	562,138
CNX Resources Corp.(a)	11,877	265,451
ConocoPhillips	7,231	860,706
Eni SpA—ADR	65,120	2,016,115
Equinor ASA—ADR(b)	1,013	30,967
Exxon Mobil Corp.	52,470	5,834,139
Galp Energia SGPS SA—ADR	6,487	44,306
Gazprom Neft PJSC—ADR(a)(e)	6,793	—
Gazprom PJSC—ADR(a)(e)	186,205	—
HF Sinclair Corp.	8,351	460,057
Inpex Corp.—ADR	4,779	66,619
International Seaways, Inc.	6,478	278,360
Liberty Energy, Inc.	2,482	39,588
LUKOIL PJSC—ADR(a)(e)	10,626	—
Marathon Petroleum Corp.	12,381	1,767,635
PBF Energy, Inc.—Class A	9,689	454,317
Peabody Energy Corp.(b)	7,913	170,763
Petroleo Brasileiro SA—ADR	18,050	253,603
Phillips 66	2,163	246,928
Range Resources Corp.	636	20,594
Repsol SA—ADR	5,946	91,628
RPC, Inc.(b)	1,899	15,173
Shell PLC—ADR(b)	18,443	1,145,126
Southwestern Energy Co.(a)	5,426	36,788
Surgutneftegas PJSC—ADR(a)(e)	15,549	—

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Tenaris SA—ADR	68,644	$2,191,803
Valero Energy Corp.	4,546	590,525
Vista Energy SAB de CV—ADR(a)	9,679	259,397
YPF SA—ADR(a)	17,435	251,761

		22,093,553

Financial Services—4.11%
3i Group PLC—ADR(b)	185,054	2,344,633
Adyen NV—ADR(a)	1,600	13,328
Affiliated Managers Group, Inc.	5,207	697,790
Affirm Holdings, Inc.(a)(b)	901	18,750
Ameriprise Financial, Inc.	3,116	1,051,899
AMTD IDEA Group—ADR(a)(b)	59,136	72,146
Avantax, Inc.(a)	513	10,732
Berkshire Hathaway, Inc.—Class A(a)	3	1,640,175
Berkshire Hathaway, Inc.—Class B(a)	10,542	3,797,228
Capital One Financial Corp.	5,733	587,002
Coinbase Global, Inc.(a)(b)	538	42,825
Deutsche Bank AG	173,652	1,891,069
Discover Financial Services	15,942	1,435,895
Enact Holdings, Inc.	13,646	391,094
Essent Group Ltd.	14,343	720,305
Euronet Worldwide, Inc.(a)	891	77,838
Evercore, Inc.—Class A(b)	1,887	264,274
Federated Hermes, Inc.	322	11,193
FinVolution Group—ADR	92,437	464,034
FirstCash Holdings, Inc.	3,860	344,775
Fiserv, Inc.(a)	24,752	3,004,645
FleetCor Technologies, Inc.(a)	175	47,553
Franklin Resources, Inc.(b)	54,748	1,463,962
Futu Holdings Ltd.—ADR(a)(b)	5,788	344,965
Interactive Brokers Group, Inc.(b)	524	47,726
Invesco Ltd.	39,666	631,483
Jackson Financial, Inc.	13,093	492,297
Janus Henderson Group PLC	9,835	270,167
Jefferies Financial Group, Inc.	27,043	965,165
Jiayin Group, Inc.—ADR	31,913	176,160
Julius Baer Group Ltd.—ADR	12,535	173,234
LexinFintech Holdings Ltd.—ADR(a)	83,525	216,330
LPL Financial Holdings, Inc.(b)	861	198,538
MasterCard, Inc.—Class A	5,252	2,167,185
MGIC Investment Corp.	48,927	860,137
Mr Cooper Group, Inc.(a)	8,407	476,341
Navient Corp.	9,106	160,721
Nelnet, Inc.—Class A	5,550	509,768
Noah Holdings Ltd.—ADR	2,133	29,670
OneMain Holdings, Inc.(b)	8,540	354,495
ORIX Corp.—ADR	3,021	280,651
PennyMac Financial Services, Inc.(b)	11,961	858,441
PROG Holdings, Inc.(a)(b)	16,394	562,314
Qifu Technology, Inc.—ADR	23,036	391,612
QIWI PLC—ADR(a)(e)	29,317	—
Qudian, Inc.—ADR(a)	40,642	102,418
Radian Group, Inc.(b)	22,857	618,968
Rocket Cos, Inc.—Class A(a)	1,493	15,945

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Shift4 Payments, Inc.(a)(b)	2,701	$153,390
State Street Corp.	12,140	834,504
Synchrony Financial(b)	28,163	909,102
Toast, Inc.(a)	4,088	90,631
Up Fintech Holding Ltd.—ADR(a)	2,858	14,033
Victory Capital Holdings, Inc.(b)	1,166	40,134
Virtus Investment Partners, Inc.	947	196,124
Visa, Inc.(b)	8,628	2,119,727
Yiren Digital Ltd.—ADR(a)	36,509	98,209

		35,753,730

Food, Beverage & Tobacco—2.36%
Ajinomoto Co., Inc.—ADR(b)	13,376	565,805
Altria Group, Inc.	50,662	2,240,274
Anheuser-Busch InBev SA/NV—ADR	552	31,403
Archer-Daniels-Midland Co.	23,431	1,858,077
Associated British Foods PLC—ADR	3,371	85,961
British American Tobacco PLC—ADR	37,208	1,235,306
Cal-Maine Foods, Inc.(b)	7,020	335,486
Campbell Soup Co.(b)	13,981	583,008
Coca-Cola Bottlers Japan Holdings, Inc.—ADR	6,242	39,013
Coca-Cola Femsa SAB de CV—ADR	6,729	570,215
Coca-Cola HBC AG—ADR	1,719	49,748
Conagra Foods, Inc.	18,527	553,587
Embotelladora Andina SA—Class B—ADR	8,592	128,536
First Pacific Co. Ltd.—ADR	241,208	496,888
Fomento Economico Mexicano SAB de CV—ADR	377	42,420
General Mills, Inc.	30,716	2,078,244
Heineken Holding NV—ADR(b)	1,081	43,748
Hershey Co.	180	38,675
Imperial Brands PLC—ADR	1,351	31,114
Ingredion, Inc.	4,440	456,920
Japan Tobacco, Inc.—ADR(b)	359,628	3,923,540
JM Smucker Co.	4,543	658,508
Lamb Weston Holdings, Inc.	485	47,244
Marfrig Global Foods SA—ADR	6,364	9,864
Molson Coors Brewing Co.—Class B(b)	1,564	99,298
Mondelez International, Inc.—Class A	584	41,616
PepsiCo, Inc.	14,583	2,594,608
SLC Agricola SA—ADR	3,418	27,002
Tiger Brands Ltd.—ADR	4,063	35,084
Universal Corp.	1,132	53,906
WH Group Ltd.—ADR	434	4,462
Wilmar International Ltd.—ADR(b)	57,977	1,609,442

		20,569,002

Health Care Equipment & Services—3.38%
Acadia Healthcare Co., Inc.(a)	3,508	270,467
Accolade, Inc.(a)	10,453	141,011
AMN Healthcare Services, Inc.(a)(b)	2,701	238,714
Ansell Ltd.—ADR	12,944	789,390
Avanos Medical, Inc.(a)	6,483	136,402
Cardinal Health, Inc.	11,771	1,027,961
Cencora, Inc.(b)	232	40,827
Chemed Corp.(b)	797	407,618

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Cigna Corp.	6,774	$1,871,385
Cochlear Ltd.—ADR	368	32,347
CONMED Corp.	2,514	280,210
ConvaTec Group PLC—ADR	2,780	32,971
Elekta AB—ADR	5,264	37,348
Elevance Health, Inc.	4,225	1,867,492
Encompass Health Corp.	7,810	554,822
Ensign Group, Inc.	4,034	404,287
EssilorLuxottica SA—ADR(b)	37,726	3,559,826
Fresenius Medical Care AG & Co. KGaA—ADR	27,781	665,633
Globus Medical, Inc.(a)(b)	1,539	83,260
GoodRx Holdings, Inc.(a)	3,847	25,121
Haemonetics Corp.(a)	4,608	413,476
HCA Healthcare, Inc.	8,154	2,261,104
Henry Schein, Inc.(a)	538	41,179
Hims & Hers Health, Inc.(a)	36,715	246,358
Hologic, Inc.(a)	16,706	1,248,606
Hoya Corp.—ADR	289	32,027
Humana, Inc.	2,639	1,218,242
ICU Medical, Inc.(a)(b)	127	18,419
Innovage Holding Corp.(a)	3,680	20,166
Inspire Medical Systems, Inc.(a)	905	205,326
Integer Holdings Corp.(a)	674	57,499
Intuitive Surgical, Inc.(a)	409	127,886
Koninklijke Philips NV(a)	2,211	49,372
Lantheus Holdings, Inc.(a)	3,367	230,437
LifeStance Health Group, Inc.(a)	9,054	74,333
McKesson Corp.	2,907	1,198,614
Merit Medical Systems, Inc.(a)	4,697	306,620
NeoGenomics, Inc.(a)	8,955	134,594
Option Care Health, Inc.(a)	1,667	58,062
Patterson Companies, Inc.	5,737	172,339
Penumbra, Inc.(a)	831	219,800
Progyny, Inc.(a)	3,121	116,538
Quest Diagnostics, Inc.	3,621	476,162
QuidelOrtho Corp.(a)	903	74,371
Schrodinger, Inc.(a)	2,845	104,952
Select Medical Holdings Corp.	4,649	135,797
Shockwave Medical, Inc.(a)	880	193,943
Siemens Healthineers AG—ADR	6,342	158,864
Sinopharm Group Co. Ltd.—ADR(b)	23,765	343,880
Smith & Nephew PLC—ADR	23,875	643,193
Sonic Healthcare Ltd.—ADR	7,497	155,488
Straumann Holding AG—ADR	5,254	78,757
Stryker Corp.	586	166,160
Surgery Partners, Inc.(a)	3,443	124,843
Tenet Healthcare Corp.(a)	4,730	366,859
UnitedHealth Group, Inc.	7,837	3,734,958
Universal Health Services, Inc.—Class B(b)	2,633	354,665
Veradigm, Inc.(a)	2,112	28,259
Zimmer Biomet Holdings, Inc.	11,677	1,390,965

		29,450,205

Household & Personal Products—0.54%
Beiersdorf AG—ADR(b)	13,550	355,281

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Haleon PLC—ADR	106,130	$872,389
L’Oreal SA—ADR	11,528	1,012,850
Unilever PLC—ADR	48,642	2,481,715

		4,722,235

Insurance—3.08%
Aflac, Inc.(b)	64,388	4,801,414
Allianz SE—ADR	15,396	373,969
Ambac Financial Group, Inc.(a)	18,597	239,529
American Equity Invesment Life Holding Co.(a)	5,252	281,927
American International Group, Inc.	40,910	2,394,053
Arch Capital Group Ltd.(a)	577	44,348
Assicurazioni Generali SpA—ADR(b)	101,217	1,044,559
AXA SA—ADR	105,118	3,164,053
BB Seguridade Participacoes SA—ADR	42,074	257,914
Chubb Ltd.	224	44,995
CNO Financial Group, Inc.	9,156	214,250
Everest Group Ltd.	4,342	1,566,073
Fanhua, Inc.—ADR(a)	2,357	15,815
Genworth Financial, Inc.—Class A(a)	57,405	332,375
Globe Life, Inc.(b)	7,082	790,139
Hannover Rueck SE—ADR	1,195	127,507
Hartford Financial Services Group, Inc.	23,193	1,665,721
Loews Corp.	20,312	1,261,172
Markel Group, Inc.(a)	232	343,109
MS&AD Insurance Group Holdings, Inc.—ADR	16,270	291,558
Muenchener Rueckversicherungs-Gesellschaft AG—ADR	17,262	669,938
Old Republic International Corp.	23,260	636,161
Oscar Health, Inc.(a)	9,358	58,675
Ping An Insurance Group Co. of China Ltd.—ADR	11,714	140,334
Principal Financial Group, Inc.	35,169	2,732,983
RLI Corp.(b)	1,173	154,273
Suncorp Group Ltd.—ADR(b)	26,822	227,451
Tokio Marine Holdings, Inc.—ADR	55,467	1,219,719
Unum Group	11,681	574,588
Willis Towers Watson PLC	5,453	1,127,462

		26,796,064

Materials—2.72%
Air Liquide SA—ADR	7,171	259,447
Alpha Metallurgical Resources, Inc.	1,427	289,453
APERAM SA(b)	14,945	425,933
ArcelorMittal SA	26,448	703,781
Arch Resources, Inc.	1,039	135,693
Berry Global Group, Inc.	202	13,199
BHP Group Ltd.—ADR	68,922	3,962,325
Cemex SAB de CV—ADR(a)	5,517	43,970
CF Industries Holdings, Inc.	5,109	393,751
Commercial Metals Co.	12,839	722,707
CRH PLC—ADR	15,311	881,454
Dow, Inc.	797	43,484
Fortescue Metals Group Ltd.—ADR	19,501	537,643
Glencore PLC—ADR(b)	56,643	599,283
Greif, Inc.—Class A(b)	4,885	354,601
Greif, Inc.—Class B	2,222	165,606

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Heidelberg Materials AG—ADR	9,728	$156,524
Holcim Ltd.—ADR	65,168	858,263
Impala Platinum Holdings Ltd.—ADR	4,430	23,169
International Paper Co.	1,343	46,898
Johnson Matthey PLC—ADR	4,075	169,153
K+S AG—ADR	29,486	276,431
Koppers Holdings, Inc.	346	13,248
Kuraray Co. Ltd.—ADR	8,148	277,888
LyondellBasell Industries NV—Class A	524	51,755
Mechel PJSC—ADR(a)(e)	59,509	—
Mosaic Co.	6,446	250,427
Nippon Steel Corp.—ADR(b)	175,863	1,387,559
Nitto Denko Corp.—ADR	939	31,982
Norsk Hydro ASA—ADR	137,353	766,430
Nucor Corp.	9,460	1,628,066
O-I Glass, Inc.(a)	575	11,420
Olin Corp.	189	10,966
Packaging Corp. of America(b)	314	46,817
POSCO Holdings, Inc.—ADR	1,888	207,227
Reliance Steel & Aluminum Co.	4,869	1,387,470
Sappi Ltd.—ADR	27,439	58,994
Sasol Ltd.—ADR	386	4,976
Shin-Etsu Chemical Co. Ltd.—ADR	14,318	227,799
South32 Ltd.—ADR(b)	68,410	750,458
Steel Dynamics, Inc.	9,293	990,541
Suzano SA—ADR(b)	608	6,153
Ternium SA—ADR	7,320	305,830
thyssenkrupp AG—ADR	28,604	220,251
Vale SA—ADR(b)	45,791	603,067
Warrior Met Coal, Inc.	6,058	239,654
Westlake Corp.(b)	4,416	578,408
Wienerberger AG—ADR	179,410	1,004,696
Yara International ASA—ADR	84,414	1,540,556

		23,665,406

Media & Entertainment—4.49%
Alphabet, Inc.—Class A(a)	19,302	2,628,353
Alphabet, Inc.—Class C(a)	15,594	2,141,836
Altice USA, Inc.—Class A(a)	6,453	19,811
Autohome, Inc.—ADR	7,648	221,027
Baidu, Inc.—ADR(a)	1,392	198,819
Cargurus, Inc.(a)	13,198	239,016
Cars.com, Inc.(a)	11,054	206,599
Comcast Corp.—Class A	65,555	3,065,352
Criteo SA—ADR(a)	8,504	250,825
DouYu International Holdings Ltd.—ADR(a)	158,606	161,778
Electronic Arts, Inc.	333	39,953
Eutelsat Communications SA—ADR(b)	236,006	358,729
Fox Corp.—Class A	78,136	2,583,176
Fox Corp.—Class B	82,455	2,516,527
Gravity Co. Ltd.—ADR(a)	2,975	222,560
Hello Group, Inc.—ADR	44,499	384,026
HUYA, Inc.—ADR(a)	52,385	140,392
Informa PLC—ADR	7,199	133,613
Integral Ad Science Holding Corp.(a)	6,438	91,870

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Interpublic Group of Companies, Inc.(b)	56,779	$1,851,563
iQIYI, Inc.—ADR(a)	11,118	56,035
ITV PLC—ADR	29,049	262,603
JOYY, Inc.—ADR	12,322	422,891
Liberty Media Corp-Liberty Live(a)	1	17
Meta Platforms, Inc.—Class A(a)	19,468	5,760,388
NetEase, Inc.—ADR	1,115	115,380
Netflix, Inc.(a)	1,915	830,496
New York Times Co.—Class A	1,351	59,809
News Corp.—Class A	120,572	2,591,092
News Corp.—Class B(b)	70,589	1,552,958
Nexstar Media Group, Inc.—Class A(b)	4,869	792,673
Omnicom Group, Inc.	26,701	2,163,048
Paramount Global—Class A(b)	6,256	114,860
Paramount Global—Class B(b)	11,699	176,538
Pinterest, Inc.(a)	17,846	490,587
Publicis Groupe SA—ADR	83,989	1,635,266
Scholastic Corp.	6,720	291,984
Sciplay Corp.—Class A(a)	21,763	494,020
Sea Ltd.—ADR(a)	1,020	38,383
Sinclair, Inc.(b)	4,700	59,314
Sirius XM Holdings, Inc.(b)	118,064	519,482
So-Young International, Inc.—ADR(a)	29,455	42,415
Tencent Holdings Ltd.—ADR	48,685	2,016,046
Tencent Music Entertainment Group—ADR(a)	14,186	96,749
Trade Desk, Inc.—Class A(a)(b)	4,841	387,425
Trivago NV—ADR(a)	97,320	111,918
WPP PLC—ADR	649	31,412
Yalla Group Ltd.—ADR(a)(b)	58,329	298,644
Yelp, Inc.(a)	3,441	147,447
ZipRecruiter, Inc.(a)	7,668	116,477

		39,132,182

Pharmaceuticals, Biotechnology & Life Sciences—6.12%
10X Genomics, Inc.(a)	957	49,620
Abcam PLC—ADR(a)	7,813	176,730
Amarin Corp. PLC—ADR(a)(b)	153,775	161,464
Amneal Pharmaceuticals, Inc.(a)	23,412	95,755
Astellas Pharma, Inc.—ADR	7,109	107,630
AstraZeneca PLC—ADR	51,885	3,518,841
Avadel Pharmaceuticals PLC—ADR(a)	2,420	32,694
Bavarian Nordic A/S—ADR(a)	27,666	205,558
Bayer AG—ADR	55,470	760,494
BioNTech SE—ADR(a)(b)	4,345	525,441
Bristol-Myers Squibb Co.	45,093	2,779,983
Bruker Corp.	2,824	185,254
Catalent, Inc.(a)	1,833	91,595
Chugai Pharmaceutical Co. Ltd.—ADR	9,932	151,463
CryoPort, Inc.(a)	5,406	76,225
CSPC Pharmaceutical Group Ltd.—ADR	53,162	157,360
Eli Lilly & Co.	3,379	1,872,642
Exact Sciences Corp.(a)(b)	3,633	303,973
Genfit SA—ADR(a)(b)	38,338	131,499
Genmab A/S—ADR(a)(b)	25,831	989,069
Gilead Sciences, Inc.	52,520	4,016,730

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Gracell Biotechnologies, Inc.—ADR(a)	4,746	$15,567
Grifols SA—ADR(a)	50,480	478,046
GSK PLC—ADR	9,909	348,103
HUTCHMED China Ltd.—ADR(a)	5,230	78,555
Hypera SA—ADR(b)	8,624	66,836
Ipsen SA—ADR	30,680	992,498
Kiniksa Pharmaceuticals Ltd.(a)	31,661	545,519
Ligand Pharmaceuticals, Inc.(a)	2,387	156,993
Lonza Group AG—ADR	5,208	287,326
Maravai LifeSciences Holdings, Inc.—Class A(a)	7,006	72,442
Medpace Holdings, Inc.(a)	1,916	517,838
Merck & Co., Inc.	20,139	2,194,748
Moderna, Inc.(a)(b)	2,264	255,990
MorphoSys AG—ADR(a)	10,917	81,878
Novartis AG—ADR	78,670	7,904,761
Novo Nordisk A/S—ADR	22,659	4,205,964
Nuvalent, Inc.(a)	1,708	77,834
Olink Holding AB—ADR(a)	4,828	79,807
Ono Pharmaceutical Co. Ltd.—ADR(b)	4,864	30,740
Otsuka Holdings Co. Ltd.—ADR	48,578	923,468
Pacific Biosciences of California, Inc.(a)	1,323	14,923
Pfizer, Inc.	41,585	1,471,277
ProKidney Corp.(a)	13,340	114,457
Regeneron Pharmaceuticals, Inc.(a)	2,258	1,866,214
Sanofi—ADR	95,441	5,075,552
Shionogi & Co Ltd.—ADR	11,328	124,098
Taisho Pharmaceutical Holdings Co. Ltd.—ADR	45,500	468,650
Takeda Pharmaceutical Co. Ltd.—ADR	266,672	4,106,749
Twist Bioscience Corp.(a)(b)	5,841	128,444
United Therapeutics Corp.(a)	1,798	403,399
Veracyte, Inc.(a)(b)	32,706	863,438
Verona Pharma PLC—ADR(a)	4,328	84,093
Vertex Pharmaceuticals, Inc.(a)	3,674	1,279,801
Viatris, Inc.	148,265	1,593,849
Wuxi Biologics Cayman, Inc.—ADR(a)	441	4,939

		53,304,816

Real Estate Management & Development—0.40%
CBRE Group, Inc.—Class A(a)	543	46,182
Daiwa House Industry Co. Ltd.—ADR(b)	5,517	152,711
Forestar Group, Inc.(a)	15,079	429,902
IRSA Inversiones y Representaciones SA—ADR	4,134	29,765
KE Holdings, Inc.—ADR(a)	3,875	66,650
Longfor Group Holdings Ltd.—ADR	560	12,340
RMR Group, Inc.—Class A	11,065	279,723
Sun Hung Kai Properties Ltd.—ADR(b)	79,442	901,269
Swire Pacific Ltd.—Class A—ADR	150,217	1,234,785
Zillow Group, Inc.—Class A(a)	2,607	132,748
Zillow Group, Inc.—Class C(a)(b)	4,389	228,930

		3,515,005

Semiconductors & Semiconductor Equipment—6.57%
Advanced Micro Devices, Inc.(a)	682	72,101
Advantest Corp.—ADR	242	30,301
Allegro MicroSystems, Inc.(a)	731	27,961

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Amkor Technology, Inc.	13,681	$382,521
Analog Devices, Inc.	23,095	4,198,209
Applied Materials, Inc.	24,294	3,711,151
ASE Technology Holding Co Ltd.—ADR(b)	102,013	838,547
ASML Holding NV	2,307	1,523,843
ASMPT Ltd.—ADR(b)	24,343	729,073
Axcelis Technologies, Inc.(a)	983	188,883
Broadcom, Inc.	7,134	6,583,896
Cirrus Logic, Inc.(a)	3,821	313,475
Daqo New Energy Corp.—ADR(a)(b)	14,511	536,472
Diodes, Inc.(a)	5,158	422,182
Disco Corp.—ADR(b)	90,010	1,774,997
Himax Technologies, Inc.—ADR(b)	33,591	205,241
Infineon Technologies AG—ADR	49,640	1,781,083
JinkoSolar Holding Co. Ltd.—ADR(a)	7,622	255,566
KLA Corp.	3,825	1,919,653
Lam Research Corp.	4,509	3,167,122
Lattice Semiconductor Corp.(a)	234	22,759
MACOM Technology Solutions Holdings, Inc.(a)(b)	149	12,599
Microchip Technology, Inc.	33,481	2,740,085
Monolithic Power Systems, Inc.	299	155,842
NVIDIA Corp.	9,977	4,924,147
ON Semiconductor Corp.(a)	24,120	2,374,855
Onto Innovation, Inc.(a)	5,170	718,527
QUALCOMM, Inc.	17,222	1,972,436
Rambus, Inc.(a)	2,374	134,060
Renesas Electronics Corp.—ADR(a)	214,283	1,782,835
Rohm Co. Ltd.—ADR(b)	31,150	1,301,759
Skyworks Solutions, Inc.	22,497	2,446,324
STMicroelectronics NV	99,604	4,707,284
Taiwan Semiconductor Manufacturing Co. Ltd.—ADR	30,282	2,833,487
Texas Instruments, Inc.	7,863	1,321,456
Tokyo Electron Ltd.—ADR	5,122	380,565
United Microelectronics Corp.—ADR	97,797	701,204
Universal Display Corp.	150	24,384

		57,216,885

Software & Services—2.59%
Adeia, Inc.	11,625	116,948
Agora, Inc.—ADR(a)	2,525	7,070
Atos SE—ADR(a)	57,331	91,793
Capgemini SE—ADR	9,160	342,309
Chindata Group Holdings Ltd.—ADR(a)(b)	18,906	158,243
Cognizant Technology Solutions Corp.—Class A	15,744	1,127,428
Digital Turbine, Inc.(a)	14,025	124,963
Dolby Laboratories, Inc.—Class A	1,563	132,027
DoubleVerify Holdings, Inc.(a)	581	19,644
Dropbox, Inc.(a)	20,565	571,501
Ebix, Inc.(b)	5,081	84,853
EPAM Systems, Inc.(a)	4,265	1,104,592
Fair Isaac Corp.(a)	834	754,428
Gartner, Inc.(a)	4,447	1,555,027
Kingsoft Cloud Holdings Ltd.—ADR(a)	10,682	60,781
Kyndryl Holdings, Inc.(a)	2,935	49,543
Microsoft Corp.	39,216	12,853,435

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
N-able, Inc.(a)	13,519	$180,749
OneConnect Financial Technology Co. Ltd.—ADR(a)	10,513	36,585
Opera Ltd.—ADR(b)	30,669	457,888
Oracle Corp.	7,530	906,537
Palantir Technologies, Inc.(a)(b)	52,041	779,574
Progress Software Corp.(b)	3,982	242,265
Salesforce, Inc.(a)	1,565	346,585
SAP SE—ADR	302	42,186
SPS Commerce, Inc.(a)	143	26,617
Tuya, Inc.—ADR(a)	15,133	27,845
Vnet Group, Inc.—ADR(a)	67,116	251,685
Xunlei Ltd.—ADR(a)	65,557	115,380

		22,568,481

Technology Hardware & Equipment—5.87%
Advanced Energy Industries, Inc.(b)	4,744	560,124
Amphenol Corp.—Class A	73,067	6,457,661
Apple, Inc.	80,322	15,090,094
Arista Networks, Inc.(a)	5,910	1,153,809
Avnet, Inc.	6,174	313,331
Belden, Inc.	5,176	486,026
Canaan, Inc.—ADR(a)	15,394	30,942
CDW Corp.	6,832	1,442,577
Cisco Systems, Inc.	56,300	3,228,806
Corning, Inc.	1,289	42,305
Dell Technologies, Inc.—Class C	18,321	1,030,373
Fabrinet(a)	4,815	774,108
FUJIFILM Holdings Corp.—ADR	2,381	140,622
Hewlett Packard Enterprise Co.	87,571	1,487,831
Insight Enterprises, Inc.(a)(b)	6,480	1,037,383
IonQ, Inc.(a)(b)	1,040	17,878
IPG Photonics Corp.(a)	669	72,493
Jabil, Inc.	12,796	1,464,118
Juniper Networks, Inc.	69,718	2,030,188
Keysight Technologies, Inc.(a)	17,763	2,367,808
Lenovo Group Ltd.—ADR	16,856	380,482
Littelfuse, Inc.	687	183,484
Logitech International SA	16,963	1,167,394
National Instruments Corp.	4,664	277,974
NetApp, Inc.	12,761	978,769
OSI Systems, Inc.(a)	4,358	594,213
Plexus Corp.(a)	1,421	144,303
Ricoh Co Ltd.—ADR(b)	77,028	628,163
Sanmina Corp.(a)	14,008	780,246
Super Micro Computer, Inc.(a)(b)	1,949	536,131
TDK Corp.—ADR(b)	32,026	1,164,786
TE Connectivity Ltd.	19,691	2,606,891
Teledyne Technologies, Inc.(a)	3,146	1,315,972
Vishay Intertechnology, Inc.	23,966	657,627
VTech Holdings Ltd.—ADR(b)	83,297	500,198

		51,145,110

Telecommunication Services—1.13%
America Movil SAB de CV—ADR	1,614	30,940
AT&T, Inc.	70,761	1,046,555

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Deutsche Telekom AG—ADR	101,283	$2,166,443
KT Corp.—ADR	24,902	312,271
Magyar Telekom Telecommunications PLC—ADR	38,733	251,765
Mobile TeleSystems PJSC—ADR(a)(e)	46,068	—
Nippon Telegraph & Telephone Corp.—ADR	58,818	1,694,547
Orange SA—ADR	274,971	3,074,176
Rostelecom PJSC—ADR(a)(e)	24,510	—
SK Telecom Co. Ltd.—ADR	5,072	101,846
SoftBank Group Corp.—ADR	16,970	380,128
Spark New Zealand Ltd.—ADR	32,476	488,114
Swisscom AG—ADR	1,196	72,872
Telecom Italia SpA/Milano—ADR(a)	15,704	48,054
Telecom Italia SpA/Milano—ADR(a)	18,309	55,751
T-Mobile US, Inc.(a)	1,018	138,703

		9,862,165

Transportation—2.09%
Air France-KLM—ADR(a)	25,847	39,287
American Airlines Group, Inc.(a)	52,373	771,454
AP Moeller—Maersk A/S—ADR	78,863	714,499
ArcBest Corp.	2,399	253,310
Avis Budget Group, Inc.(a)(b)	730	155,775
bpost SA—ADR	8,226	38,744
Delta Air Lines, Inc.	18,542	795,081
Deutsche Lufthansa AG—ADR(a)	45,417	405,687
DHL Group—ADR	28,068	1,310,214
DiDi Global, Inc.—ADR(a)	26,293	90,185
DSV A/S—ADR	12,893	1,225,093
Expeditors International of Washington, Inc.	19,357	2,259,155
FedEx Corp.	1,930	503,769
Grupo Aeroportuario del Centro Norte SAB de CV—ADR	1,933	178,996
Grupo Aeroportuario del Pacifico SAB de CV—ADR	190	34,645
Grupo Aeroportuario del Sureste SAB de CV—ADR	1,217	331,364
Hub Group, Inc.—Class A(a)	4,471	348,917
JB Hunt Transport Services, Inc.	4,083	767,115
Kuehne + Nagel International AG—ADR(b)	7,873	474,033
Landstar System, Inc.	1,652	313,566
Matson, Inc.	200	17,576
Nippon Yusen KK—ADR(b)	128,094	680,179
Ryanair Holdings PLC—ADR(a)	32,770	3,252,423
Ryder System, Inc.	6,026	606,818
Schneider National, Inc.—Class B	25,457	735,962
SkyWest, Inc.(a)	268	12,087
Uber Technologies, Inc.(a)	1,714	80,952
United Airlines Holdings, Inc.(a)	35,002	1,743,450
United Parcel Service, Inc.—Class B	237	40,148
Werner Enterprises, Inc.(b)	246	10,236

		18,190,720

Utilities—1.90%
AGL Energy Ltd.—ADR	4,282	30,124
Centrica PLC—ADR	6,974	53,595
Cia Energetica de Minas Gerais—ADR	29,807	120,122
Consolidated Edison, Inc.	45,303	4,030,155
Edison International	679	46,749

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Enel Chile SA—ADR	35,875	$118,388
Enel SpA—ADR(b)	28,186	187,860
Engie SA—ADR	157,549	2,547,567
ENN Energy Holdings Ltd.—ADR	730	22,995
Entergy Corp.	422	40,196
Evergy, Inc.	726	39,908
Iberdrola SA—ADR	65,982	3,129,525
Kunlun Energy Co. Ltd.—ADR(b)	7,803	55,323
National Grid PLC—ADR(b)	28,675	1,812,547
New Jersey Resources Corp.	246	10,374
NorthWestern Corp.	1,463	73,735
Otter Tail Corp.(b)	5,775	475,687
Pampa Energia SA—ADR(a)	3,501	159,506
PG&E Corp.(a)	99,395	1,620,138
Public Service Enterprise Group, Inc.	656	40,068
RWE AG—ADR	736	30,308
Spire, Inc.	181	10,572
Tokyo Gas Co. Ltd.—ADR(b)	73,289	843,557
Veolia Environnement SA—ADR	11,917	185,846
Vistra Corp.	27,216	855,127
Xcel Energy, Inc.	676	38,620

		16,578,592

TOTAL COMMON STOCKS (Cost $501,022,298)		625,559,322

PREFERRED STOCKS—0.08%
Automobiles & Components—0.00%
Volkswagen AG—ADR, 24.260%(c)	2,485	30,392

Energy—0.04%
Petroleo Brasileiro SA—ADR, 10.702%(c)	24,904	322,258
Surgutneftegas PJSC—ADR(a)(c)(e)	47,748	—

		322,258

Materials—0.04%
Gerdau SA—ADR, 14.043%(c)	66,068	344,213

Utilities—0.00%
Cia Energetica de Minas Gerais—ADR, 8.911%(c)	11,233	27,409

TOTAL PREFERRED STOCKS (Cost $826,824)		724,272

EXCHANGE-TRADED FUNDS—24.06%
iShares Core S&P Small-Cap ETF	91,532	9,224,595
iShares MSCI EAFE ETF(b)	331,799	23,733,582
iShares MSCI Emerging Markets ETF	122,575	4,801,263
iShares Russell 1000 ETF(b)	93,242	23,104,435
iShares Russell 2000 ETF(b)	42,205	7,960,285
SPDR S&P 500 ETF Trust(b)	57,896	26,073,464
Vanguard FTSE All-World ex-US ETF	482,389	26,039,359
Vanguard FTSE Developed Markets ETF(b)	566,087	25,898,480
Vanguard FTSE Emerging Markets ETF(b)	131,093	5,313,199
Vanguard Large-Cap ETF(b)	107,950	22,254,972
Vanguard S&P 500 ETF(b)	63,016	26,077,911
Vanguard Small-Cap ETF(b)	45,231	9,092,788

TOTAL EXCHANGE-TRADED FUNDS (Cost $193,120,635)		209,574,333

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS—2.00%
Commercial & Professional Services—0.02%
GEO Group, Inc.(a)(b)	23,556	$170,545

Consumer Durables & Apparel—0.03%
Cyrela Brazil Realty SA Empreendimentos e Participacoes—ADR(b)	56,192	270,284

Equity Real Estate Investment Trusts (REITs)—1.91%
Apple Hospitality REIT, Inc.(b)	61,260	920,125
Boston Properties, Inc.(b)	820	54,751
Brixmor Property Group, Inc.	16,009	351,878
Corporate Office Properties Trust(b)	6,471	167,470
DiamondRock Hospitality Co.	52,401	422,352
Empire State Realty Trust, Inc.—Class A	16,011	139,776
EPR Properties(b)	11,695	523,702
Essential Properties Realty Trust, Inc.(b)	478	11,482
Gaming and Leisure Properties, Inc.	8,760	415,224
Getty Realty Corp.(b)	10,863	326,107
Host Hotels & Resorts, Inc.	226,022	3,568,888
Innovative Industrial Properties, Inc.(b)	300	26,184
Iron Mountain, Inc.(b)	2,610	165,839
Park Hotels & Resorts, Inc.(b)	23,815	305,546
Public Storage	1,963	542,534
Regency Centers Corp.	51,649	3,212,567
RPT Realty(b)	11,286	127,983
Service Properties Trust(b)	28,773	237,665
Simon Property Group, Inc.	19,366	2,197,847
SITE Centers Corp.	894	11,935
Sunstone Hotel Investors, Inc.	36,349	326,414
Tanger Factory Outlet Centers, Inc.(b)	11,782	273,932
VICI Properties, Inc.	21,075	649,953
Weyerhaeuser Co.	18,874	618,124
WP Carey, Inc.(b)	16,164	1,051,468

		16,649,746

Financial Services—0.04%
Apollo Commercial Real Estate Finance, Inc.	7,786	85,023
Ladder Capital Corp.	17,378	190,463
Rithm Capital Corp.	7,790	80,315

		355,801

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $17,509,986)		17,446,376

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING—23.05%
Investment Company—23.05%
Mount Vernon Liquid Assets Portfolio, LLC, 5.460%(d)	200,726,076	200,726,076

TOTAL INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING (Cost $200,726,076)		200,726,076

MONEY MARKET FUNDS—1.73%
First American Government Obligations Fund, Class X, 5.247%(d)	15,104,598	15,104,598

TOTAL MONEY MARKET FUNDS (Cost $15,104,598)		15,104,598

Total Investments (Cost $928,310,417)—122.75%		1,069,134,977
Liabilities in Excess of Other Assets—(22.75)%		(198,167,570)

TOTAL NET ASSETS—100.00%		$870,967,407

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2023 (Continued)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is out on loan as of August 31, 2023. Total value of securities out on loan is $195,341,452.
(c)	Perpetual preferred stock with no stated maturity.
(d)	The rate shown represents the seven day yield at August 31, 2023.
(e)	Fair valued security. Value determined using significant unobservable inputs.

Abbreviations
AB	Aktiebolag is a Swedish term for a stock company.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
A/S	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
ASA	Allmennaksjeselskap is a Norwegian term for a stock company.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtio is a Finnish term for publicly-traded companies.
PJSC	An abbreviation used by many countries to signify an open joint-stock company.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a publicly traded company.
SAB de CV	Sociedad Anonima de Capital Variable is a Spanish term for an SA with variable capital.
SE	Societas Europea is a term for a European Public Limited Liability Company.
SpA	Soicieta per Azioni is an Italian term for limited share company.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC. The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023

	Principal Amount	Value
ASSET BACKED SECURITIES—1.64%
Aqua Finance Trust
2021-A, 1.540%, 07/17/2046	$52,456	$46,313
Avis Budget Rental Car Funding AESOP LLC
2023-2, 6.030%, 10/20/2027	100,000	99,519
2021-2, 1.660%, 02/20/2028	100,000	87,714
BMW Vehicle Owner Trust
2023-A, 5.470%, 02/25/2028	34,000	34,141
Carmax Auto Owner Trust 2023-3
2023-3, 5.280%, 05/15/2028	38,000	38,019
CCG Receivables Trust
2023-1, 5.820%, 09/16/2030	100,000	100,120
DLLAA LLC
2023-1, 5.640%, 02/22/2028	32,000	32,179
Ellington Financial Mortgage Trust
2022-1, 2.206%, 01/25/2067(c)	85,346	70,864
GM Financial Automobile Leasing Trust
2023-3, 5.380%, 11/20/2026	33,000	33,012
Hyundai Auto Receivables Trust
2023-B, 5.480%, 04/17/2028	28,000	28,168
Kubota Credit Owner Trust
2023-2, 5.280%, 01/18/2028	28,000	27,985
MMAF Equipment Finance LLC
2023-A, 5.540%, 12/13/2029	37,000	37,248
MVW LLC
2023-1, 5.420%, 10/20/2040	92,345	90,256
OneMain Financial Issuance Trust
2023-2, 5.840%, 09/15/2036	100,000	100,584
PFS Financing Corp.
2021-B, 0.770%, 08/15/2026	100,000	95,115
Sierra Timeshare Receivables Funding LLC
2021-2 A, 1.350%, 09/20/2038	65,342	61,037
2021-2 B, 1.800%, 09/20/2038	32,671	30,463
Sofi Professional Loan Program LLC
2019-B, 3.090%, 08/17/2048	32,500	30,629
SOFI Professional Loan Program Trust
2021-A, 1.030%, 08/17/2043	175,390	148,339
Towd Point Mortgage Trust
2017-5, 5.118% (TSFR1M + 0.714%), 02/25/2057(b)	49,237	49,369
2022-4, 3.750%, 09/25/2062	117,812	108,264
Toyota Auto Receivables Owner Trust
2023-C, 5.160%, 04/17/2028	53,000	52,910
United Airlines Class B Pass Through Trust
2020-1, 4.875%, 07/15/2027	58,185	56,502
Vantage Data Centers Issuer LLC
2021-1, 2.165%, 10/15/2046	100,000	88,343
Verus Securitization Trust
2021-3, 1.046%, 06/25/2066(c)	104,305	87,868

TOTAL ASSET BACKED SECURITIES (Cost $1,654,292)		1,634,961

CORPORATE BONDS—19.32%
Automobiles & Components—0.67%
American Honda Finance Corp.
4.600%, 04/17/2030	55,000	53,556

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
General Motors Co.
6.800%, 10/01/2027	$55,000	$56,742
General Motors Financial Co, Inc.
4.000%, 01/15/2025	370,000	359,886
4.300%, 07/13/2025	5,000	4,859
6.050%, 10/10/2025	81,000	81,133
5.850%, 04/06/2030	99,000	97,005
Goodyear Tire & Rubber Co.
5.250%, 04/30/2031	25,000	21,952

		675,133

Banks—2.09%
Bank of America Corp.
2.456% to 10/22/2024, then TSFR3M + 1.132%, 10/22/2025(a)	5,000	4,809
1.734% to 07/22/2026, then SOFR + 0.960%, 07/22/2027(a)	92,000	82,363
3.824% to 01/20/2027, then TSFR3M + 1.837%, 01/20/2028(a)	195,000	183,911
5.202% to 04/25/2028, then SOFR + 1.630%, 04/25/2029(a)	264,000	260,094
1.922% to 10/24/2030, then SOFR + 1.370%, 10/24/2031(a)	145,000	113,671
2.299% to 07/21/2031, then SOFR + 1.220%, 07/21/2032(a)	51,000	40,235
5.288% to 04/25/2033, then SOFR + 1.910%, 04/25/2034(a)	19,000	18,548
2.482% to 09/21/2031, then 5 Year CMT Rate + 1.200%, 09/21/2036(a)	115,000	87,409
4.300% to 01/28/2025, then TSFR3M + 2.926%(a)(e)	40,000	36,333
Citigroup, Inc.
3.352% to 04/24/2024, then TSFR3M + 1.158%, 04/24/2025(a)	70,000	68,724
4.600%, 03/09/2026	105,000	102,256
1.122% to 01/28/2026, then SOFR + 0.765%, 01/28/2027(a)	110,000	98,617
3.887% to 01/10/2027, then TSFR3M + 1.825%, 01/10/2028(a)	37,000	34,967
4.075% to 04/23/2028, then TSFR3M + 1.454%, 04/23/2029(a)	80,000	75,046
2.572% to 06/03/2030, then SOFR + 2.107%, 06/03/2031(a)	110,000	90,893
First-Citizens Bank & Trust Co.
6.125%, 03/09/2028	65,000	65,341
JPMorgan Chase & Co.
3.220% to 03/01/2024, then TSFR3M + 1.417%, 03/01/2025(a)	170,000	167,685
1.045% to 11/19/2025, then SOFR + 0.800%, 11/19/2026(a)	60,000	54,117
3.540% to 05/01/2027, then TSFR3M + 1.642%, 05/01/2028(a)	60,000	56,015
4.000% to 04/01/2025, then TSFR3M + 2.745%(a)(e)	47,000	43,254
Synovus Financial Corp.
5.200%, 08/11/2025	11,000	10,683
Truist Financial Corp.
4.260% to 07/28/2025, then SOFR + 1.456%, 07/28/2026(a)	80,000	77,330
US Bancorp
5.836% to 06/10/2033, then SOFR + 2.260%, 06/12/2034(a)	40,000	39,981
Wells Fargo & Co.
2.164% to 02/11/2025, then TSFR3M + 1.012%, 02/11/2026(a)	80,000	75,684
3.908% to 04/25/2025, then SOFR + 1.320%, 04/25/2026(a)	7,000	6,771
2.188% to 04/30/2025, then SOFR + 2.000%, 04/30/2026(a)	110,000	103,503
2.393% to 06/02/2027, then SOFR + 2.100%, 06/02/2028(a)	70,000	62,325
5.389% to 04/24/2033, then SOFR + 2.020%, 04/24/2034(a)	28,000	27,283

		2,087,848

Capital Goods—0.49%
Air Lease Corp.
3.250%, 10/01/2029	60,000	52,365

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Boeing Co.
2.196%, 02/04/2026	$80,000	$73,842
5.040%, 05/01/2027	75,000	74,205
5.705%, 05/01/2040	15,000	14,603
5.805%, 05/01/2050	25,000	24,357
CNH Industrial Capital LLC
1.450%, 07/15/2026	55,000	49,227
4.550%, 04/10/2028	192,000	185,840
Regal Rexnord Corp.
6.050%, 04/15/2028	15,000	14,853

		489,292

Commercial & Professional Services—0.40%
ASGN, Inc.
4.625%, 05/15/2028	25,000	22,490
Equifax, Inc.
5.100%, 12/15/2027	40,000	39,504
Republic Services, Inc.
5.000%, 04/01/2034	212,000	208,398
5.700%, 05/15/2041	129,000	131,832

		402,224

Consumer Discretionary Distribution & Retail—0.21%
Arko Corp.
5.125%, 11/15/2029	60,000	49,331
Lowe’s Cos, Inc.
5.750%, 07/01/2053	119,000	117,777
Macy’s Retail Holdings LLC
5.875%, 03/15/2030	45,000	39,416

		206,524

Consumer Durables & Apparel—0.13%
Whirlpool Corp.
5.500%, 03/01/2033	132,000	130,968

Consumer Services—0.23%
Churchill Downs, Inc.
6.750%, 05/01/2031	25,000	24,488
Marriott International, Inc.
5.000%, 10/15/2027	103,000	102,088
Prime Security Services Borrower LLC / Prime Finance, Inc.
6.250%, 01/15/2028	30,000	28,604
University of Chicago
2.761%, 04/01/2045	87,000	65,474
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.500%, 03/01/2025	13,000	12,854

		233,508

Consumer Staples Distribution & Retail—0.41%
Walmart, Inc.
4.000%, 04/15/2026	160,000	157,127
3.900%, 04/15/2028	150,000	145,510
4.000%, 04/15/2030	69,000	66,710
4.500%, 04/15/2053	45,000	41,936

		411,283

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Energy—1.74%
Antero Resources Corp.
7.625%, 02/01/2029	$35,000	$35,900
BP Capital Markets America, Inc.
4.812%, 02/13/2033	40,000	38,736
4.893%, 09/11/2033	45,000	43,814
Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/2025	4,000	3,989
Comstock Resources, Inc.
6.750%, 03/01/2029	25,000	23,414
Diamondback Energy, Inc.
6.250%, 03/15/2033	55,000	56,856
DT Midstream, Inc.
4.125%, 06/15/2029	25,000	22,174
Energy Transfer LP
2.900%, 05/15/2025	40,000	38,046
5.250%, 04/15/2029	120,000	117,308
EQM Midstream Partners LP
4.125%, 12/01/2026	45,000	42,290
Exxon Mobil Corp.
3.095%, 08/16/2049	45,000	31,697
Gulfstream Natural Gas System LLC
6.190%, 11/01/2025	293,000	292,179
Hilcorp Energy I LP / Hilcorp Finance Co.
6.250%, 11/01/2028	30,000	28,970
Kinder Morgan, Inc.
5.200%, 06/01/2033	70,000	67,085
5.550%, 06/01/2045	45,000	40,707
Marathon Petroleum Corp.
4.700%, 05/01/2025	130,000	127,804
MPLX LP
5.650%, 03/01/2053	30,000	27,220
New Fortress Energy, Inc.
6.500%, 09/30/2026	30,000	27,913
Occidental Petroleum Corp.
6.125%, 01/01/2031	35,000	35,303
6.450%, 09/15/2036	135,000	138,182
Phillips 66
1.300%, 02/15/2026	35,000	31,795
Pioneer Natural Resources Co.
2.150%, 01/15/2031	40,000	32,444
Sabine Pass Liquefaction LLC
4.500%, 05/15/2030	50,000	47,079
Southwestern Energy Co.
5.375%, 03/15/2030	28,000	26,242
Targa Resources Corp.
5.200%, 07/01/2027	45,000	44,573
Transcontinental Gas Pipe Line Co. LLC
4.000%, 03/15/2028	341,000	322,075

		1,743,795

Equity Real Estate Investment Trusts (REITs)—0.31%
Crown Castle, Inc.
3.200%, 09/01/2024	70,000	68,225
1.050%, 07/15/2026	25,000	22,115

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
EPR Properties
4.500%, 04/01/2025	$25,000	$23,976
Iron Mountain, Inc.
5.250%, 07/15/2030	45,000	40,648
Kimco Realty OP LLC
4.600%, 02/01/2033	55,000	50,593
Realty Income Corp.
4.700%, 12/15/2028	103,000	100,053

		305,610

Financial Services—1.76%
Blackstone Private Credit Fund
4.700%, 03/24/2025	197,000	191,633
Capital One Financial Corp.
4.200%, 10/29/2025	5,000	4,808
4.985% to 07/24/205, then SOFR + 2.160%, 07/24/2026(a)	45,000	44,007
1.878% to 11/02/2026, then SOFR + 0.855%, 11/02/2027(a)	90,000	78,948
6.312% to 06/08/2028, then SOFR + 2.640%, 06/08/2029(a)	30,000	30,003
5.817% to 02/01/2033, then SOFR + 2.600%, 02/01/2034(a)	70,000	66,537
6.377% to 06/08/2033, then SOFR + 2.860%, 06/08/2034(a)	20,000	19,769
Goldman Sachs Group, Inc.
3.272% to 09/29/2024, then TSFR3M + 1.463%, 09/29/2025(a)	100,000	97,022
1.093% to 12/09/2025, then SOFR + 0.789%, 12/09/2026(a)	5,000	4,490
1.431% to 03/09/2026, then SOFR + 0.798%, 03/09/2027(a)	155,000	139,053
1.948% to 10/21/2026, then SOFR + 0.913%, 10/21/2027(a)	110,000	97,930
3.814% to 04/23/2028, then TSFR3M + 1.420%, 04/23/2029(a)	105,000	97,204
Jane Street Group / JSG Finance, Inc.
4.500%, 11/15/2029	45,000	39,538
Morgan Stanley
2.720% to 07/22/2024, then SOFR + 1.152%, 07/22/2025(a)	50,000	48,543
3.625%, 01/20/2027	50,000	47,262
2.475% to 01/21/2027, then SOFR + 1.000%, 01/21/2028(a)	160,000	144,416
5.164% to 04/20/2028, then SOFR + 1.590%, 04/20/2029(a)	133,000	130,491
5.250% to 04/21/2033, then SOFR + 1.870%, 04/21/2034(a)	85,000	82,597
5.948% to 01/19/2033, then 5 Year CMT Rate + 2.430%, 01/19/2038(a)	50,000	48,651
Northern Trust Corp.
6.125%, 11/02/2032	4,000	4,086
OneMain Finance Corp.
3.500%, 01/15/2027	25,000	21,779
PRA Group, Inc.
5.000%, 10/01/2029	48,000	36,249
S&P Global, Inc.
3.700%, 03/01/2052	185,000	144,122
3.900%, 03/01/2062	119,000	93,478
United Wholesale Mortgage LLC
5.500%, 04/15/2029	59,000	51,242

		1,763,858

Food, Beverage & Tobacco—0.63%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.
4.700%, 02/01/2036	80,000	76,623
Anheuser-Busch InBev Worldwide, Inc.
5.450%, 01/23/2039	70,000	71,103

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Aramark Services, Inc.
5.000%, 02/01/2028	$45,000	$42,022
Constellation Brands, Inc.
5.000%, 02/02/2026	55,000	54,333
4.900%, 05/01/2033	95,000	91,655
Mars, Inc.
4.750%, 04/20/2033	130,000	127,712
Performance Food Group, Inc.
5.500%, 10/15/2027	15,000	14,457
Philip Morris International, Inc.
5.125%, 02/15/2030	90,000	89,001
5.750%, 11/17/2032	60,000	60,887

		627,793

Health Care Equipment & Services—1.59%
Acadia Healthcare Co, Inc.
5.000%, 04/15/2029	20,000	18,418
Centene Corp.
4.625%, 12/15/2029	70,000	64,431
CVS Health Corp.
3.000%, 08/15/2026	45,000	42,175
5.125%, 02/21/2030	225,000	221,716
5.300%, 06/01/2033	75,000	73,499
4.780%, 03/25/2038	45,000	40,324
5.625%, 02/21/2053	57,000	53,997
HCA, Inc.
5.375%, 09/01/2026	55,000	54,616
4.500%, 02/15/2027	35,000	33,854
5.875%, 02/01/2029	32,000	32,215
5.900%, 06/01/2053	40,000	38,408
Humana, Inc.
5.500%, 03/15/2053	102,000	98,935
SSM Health Care Corp.
4.894%, 06/01/2028	156,000	154,668
Tenet Healthcare Corp.
4.625%, 06/15/2028	45,000	41,485
UnitedHealth Group, Inc.
4.250%, 01/15/2029	631,000	612,421
Zimmer Biomet Holdings, Inc.
1.450%, 11/22/2024	5,000	4,749

		1,585,911

Household & Personal Products—0.24%
Energizer Holdings, Inc.
4.750%, 06/15/2028	30,000	26,522
Kenvue, Inc.
5.050%, 03/22/2053	177,000	173,476
5.200%, 03/22/2063	41,000	40,154

		240,152

Insurance—0.91%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer
6.750%, 04/15/2028	15,000	14,792

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Aon Corp. / Aon Global Holdings PLC
5.350%, 02/28/2033	$211,000	$210,821
Arthur J Gallagher & Co.
5.750%, 03/02/2053	4,000	3,927
CNA Financial Corp.
4.500%, 03/01/2026	85,000	82,901
CNO Financial Group, Inc.
5.250%, 05/30/2029	70,000	66,750
Guardian Life Global Funding
3.246%, 03/29/2027	66,000	61,528
Marsh & McLennan Cos, Inc.
5.450%, 03/15/2053	47,000	46,480
Metropolitan Life Global Funding I
5.150%, 03/28/2033	233,000	228,005
Primerica, Inc.
2.800%, 11/19/2031	75,000	61,735
Principal Financial Group, Inc.
5.500%, 03/15/2053	77,000	71,998
Prudential Financial, Inc.
5.700% to 09/15/2028, then 3 Month LIBOR USD + 2.665%, 09/15/2048(a)	42,000	39,823
Travelers Cos, Inc.
5.450%, 05/25/2053	20,000	20,308

		909,068

Materials—0.13%
Cleveland-Cliffs, Inc.
6.750%, 04/15/2030	35,000	33,410
Packaging Corp of America
4.050%, 12/15/2049	92,000	71,474
Standard Industries, Inc.
4.750%, 01/15/2028	30,000	27,660

		132,544

Media & Entertainment—0.79%
Alphabet, Inc.
2.250%, 08/15/2060	60,000	35,147
CCO Holdings LLC / CCO Holdings Capital Corp.
4.500%, 05/01/2032	40,000	32,464
Comcast Corp.
2.350%, 01/15/2027	45,000	41,302
5.350%, 05/15/2053	75,000	73,447
Cox Communications, Inc.
5.700%, 06/15/2033	55,000	54,881
Meta Platforms, Inc.
4.950%, 05/15/2033	90,000	89,617
Paramount Global
4.200%, 05/19/2032	55,000	45,854
Take-Two Interactive Software, Inc.
4.950%, 03/28/2028	214,000	210,893
TEGNA, Inc.
5.000%, 09/15/2029	29,000	25,556
Walt Disney Co.
3.800%, 05/13/2060	121,000	91,640

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Warnermedia Holdings, Inc.
5.141%, 03/15/2052	$70,000	$55,840
Ziff Davis, Inc.
4.625%, 10/15/2030	35,000	30,136

		786,777

Pharmaceuticals, Biotechnology & Life Sciences—1.54%
AbbVie, Inc.
2.950%, 11/21/2026	175,000	163,874
4.050%, 11/21/2039	20,000	17,156
Amgen, Inc.
5.507%, 03/02/2026	65,000	65,012
5.600%, 03/02/2043	115,000	112,940
5.650%, 03/02/2053	22,000	21,825
5.750%, 03/02/2063	481,000	475,376
Eli Lilly & Co.
5.000%, 02/27/2026	228,000	228,093
4.950%, 02/27/2063	147,000	143,748
Johnson & Johnson
3.400%, 01/15/2038	246,000	209,078
Merck & Co, Inc.
3.900%, 03/07/2039	30,000	26,286
Regeneron Pharmaceuticals, Inc.
2.800%, 09/15/2050	76,000	47,300
Viatris, Inc.
2.700%, 06/22/2030	30,000	24,383

		1,535,071

Real Estate Management & Development—0.95%
Corporate Office Properties LP
2.750%, 04/15/2031	90,000	69,481
2.900%, 12/01/2033	70,000	50,631
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
5.875%, 10/01/2028	25,000	23,150
Prologis LP
4.750%, 06/15/2033	583,000	559,364
RHP Hotel Properties LP / RHP Finance Corp.
4.750%, 10/15/2027	15,000	13,960
Simon Property Group LP
5.850%, 03/08/2053	84,000	82,490
Spirit Realty LP
4.000%, 07/15/2029	40,000	36,017
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC
10.500%, 02/15/2028	25,000	24,963
Ventas Realty LP
3.500%, 04/15/2024	90,000	88,552

		948,608

Semiconductors & Semiconductor Equipment—0.32%
Analog Devices, Inc.
2.100%, 10/01/2031	100,000	81,905
Micron Technology, Inc.
5.375%, 04/15/2028	139,000	136,726
5.875%, 09/15/2033	38,000	37,281

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Texas Instruments, Inc.
5.050%, 05/18/2063	$65,000	$62,338

		318,250

Software & Services—0.12%
CommScope, Inc.
4.750%, 09/01/2029	35,000	26,041
VMware, Inc.
3.900%, 08/21/2027	100,000	94,276

		120,317

Technology Hardware & Equipment—0.62%
Apple, Inc.
3.350%, 02/09/2027	35,000	33,467
Avnet, Inc.
6.250%, 03/15/2028	305,000	307,706
CDW LLC / CDW Finance Corp.
2.670%, 12/01/2026	20,000	18,160
3.569%, 12/01/2031	45,000	38,096
Dell International LLC / EMC Corp.
6.020%, 06/15/2026	14,000	14,151
5.300%, 10/01/2029	30,000	29,635
Hewlett Packard Enterprise Co.
4.900%, 10/15/2025	69,000	68,118
Jabil, Inc.
5.450%, 02/01/2029	107,000	105,901

		615,234

Telecommunication Services—0.57%
AT&T, Inc.
3.500%, 06/01/2041	20,000	14,682
3.500%, 09/15/2053	125,000	82,339
Frontier Communications Holdings LLC
5.875%, 10/15/2027	45,000	41,027
Sprint Capital Corp.
8.750%, 03/15/2032	120,000	143,131
T-Mobile USA, Inc.
2.050%, 02/15/2028	40,000	34,947
3.375%, 04/15/2029	65,000	58,328
2.550%, 02/15/2031	55,000	45,350
4.375%, 04/15/2040	40,000	34,405
3.300%, 02/15/2051	20,000	13,440
Verizon Communications, Inc.
2.355%, 03/15/2032	70,000	55,386
5.050%, 05/09/2033	35,000	33,977
2.650%, 11/20/2040	15,000	10,025

		567,037

Transportation—0.14%
American Axle & Manufacturing, Inc.
6.875%, 07/01/2028	40,000	36,725
Southwest Airlines Co.
5.250%, 05/04/2025	60,000	59,652

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
TransDigm, Inc.
6.750%, 08/15/2028	$45,000	$45,214

		141,591

Utilities—2.33%
American Electric Power Co, Inc.
5.625%, 03/01/2033	4,000	4,009
Arizona Public Service Co.
2.950%, 09/15/2027	92,000	84,632
Calpine Corp.
5.000%, 02/01/2031	45,000	38,117
CenterPoint Energy Houston Electric LLC
4.950%, 04/01/2033	249,000	245,057
5.300%, 04/01/2053	122,000	121,427
DTE Energy Co.
1.050%, 06/01/2025	40,000	36,911
Duke Energy Corp.
5.000%, 08/15/2052	55,000	48,295
Duke Energy Indiana LLC
5.400%, 04/01/2053	113,000	110,020
Edison International
5.750%, 06/15/2027	47,000	47,127
6.950%, 11/15/2029	15,000	15,826
5.000% to 03/15/2027, then 5 Year CMT Rate + 3.901%(a)(e)	65,000	56,062
Essential Utilities, Inc.
2.704%, 04/15/2030	55,000	46,358
Evergy Kansas Central, Inc.
5.700%, 03/15/2053	62,000	62,063
Evergy, Inc.
2.450%, 09/15/2024	20,000	19,300
Evergy Metro, Inc.
4.950%, 04/15/2033	60,000	58,436
Exelon Corp.
5.300%, 03/15/2033	100,000	98,808
5.600%, 03/15/2053	139,000	134,330
Ferrellgas LP / Ferrellgas Finance Corp.
5.875%, 04/01/2029	40,000	35,328
Interstate Power and Light Co.
2.300%, 06/01/2030	25,000	20,544
National Fuel Gas Co.
5.500%, 10/01/2026	77,000	76,389
NextEra Energy Capital Holdings, Inc.
4.900%, 02/28/2028	35,000	34,419
5.250%, 02/28/2053	40,000	37,103
Pacific Gas and Electric Co.
1.700%, 11/15/2023	85,000	84,223
Public Service Co. of Colorado
5.250%, 04/01/2053	104,000	96,183
Public Service Electric and Gas Co.
5.125%, 03/15/2053	117,000	114,312
San Diego Gas & Electric Co.
5.350%, 04/01/2053	48,000	46,576
Sempra
5.500%, 08/01/2033	50,000	49,584

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Southern Co.
3.250%, 07/01/2026	$85,000	$80,446
5.200%, 06/15/2033	155,000	150,884
Southern Co. Gas Capital Corp.
1.750%, 01/15/2031	40,000	31,117
Union Electric Co.
5.450%, 03/15/2053	60,000	59,083
Virginia Electric and Power Co.
5.450%, 04/01/2053	164,000	159,012
Vistra Operations Co. LLC
4.375%, 05/01/2029	30,000	26,479

		2,328,460

TOTAL CORPORATE BONDS (Cost $19,702,444)		19,306,856

FOREIGN CORPORATE BONDS—4.30%
Banks—2.18%
Banco Bilbao Vizcaya Argentaria SA
6.138% to 09/14/2027, then 1 Year CMT Rate + 2.700%, 09/14/2028(a)	167,000	167,861
Bancolombia SA
3.000%, 01/29/2025	203,000	193,805
Bank of Nova Scotia
1.450%, 01/10/2025	788,000	745,760
4.500%, 12/16/2025	70,000	67,923
Credit Suisse AG/New York NY
2.950%, 04/09/2025	251,000	238,480
Deutsche Bank AG/New York NY
4.162%, 05/13/2025	151,000	147,117
Mitsubishi UFJ Financial Group, Inc.
5.719% to 02/20/2025, then 1 Year CMT Rate + 1.080%, 02/20/2026(a)	200,000	199,526
5.475% to 02/22/2030, then 1 Year CMT Rate + 1.530%, 02/22/2031(a)	238,000	236,216
Societe Generale SA
1.488% to 12/14/2025, then 1 Year CMT Rate + 1.100%, 12/14/2026(a)	200,000	179,318
Toronto-Dominion Bank
5.103%, 01/09/2026	4,000	3,971

		2,179,977

Capital Goods—0.25%
Weir Group PLC
2.200%, 05/13/2026	281,000	253,998

Consumer Services—0.05%
Carnival Corp.
7.625%, 03/01/2026	45,000	44,907

Consumer Staples Distribution & Retail—0.18%
Viterra Finance BV
2.000%, 04/21/2026	201,000	181,616

Energy—0.28%
BP Capital Markets PLC
4.375% to 6/22/2025, then 5 Year CMT Rate + 4.036%(a)(e)	19,000	18,226
Enbridge, Inc.
5.700%, 03/08/2033	234,000	234,219
Newcastle Coal Infrastructure Group Pty Ltd.
4.400%, 09/29/2027	32,000	29,115

		281,560

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Financial Services—0.07%
UBS Group AG
2.193% to 06/05/2025, then SOFR + 2.044%, 06/05/2026(a)	$65,000	$60,580
1.305% to 02/02/2026, then SOFRINDX + 0.980%, 02/02/2027(a)	13,000	11,590

		72,170

Health Care Equipment & Services—0.07%
Utah Acquisition Sub, Inc.
3.950%, 06/15/2026	75,000	70,916

Insurance—0.21%
Fairfax Financial Holdings Ltd.
3.375%, 03/03/2031	253,000	212,361

Materials—0.60%
BHP Billiton Finance USA Ltd.
4.900%, 02/28/2033	328,000	323,958
Hudbay Minerals, Inc.
6.125%, 04/01/2029	25,000	23,527
NOVA Chemicals Corp.
4.875%, 06/01/2024	35,000	34,460
OCI NV
6.700%, 03/16/2033	218,000	214,190
UPM-Kymmene Oyj
7.450%, 11/26/2027	6,000	6,282

		602,417

Pharmaceuticals, Biotechnology & Life Sciences -0.04%
Pfizer Investment Enterprises Pte Ltd.
5.340%, 05/19/2063	35,000	34,514

Technology Hardware & Equipment—0.06%
NXP BV / NXP Funding LLC / NXP USA, Inc.
5.000%, 01/15/2033	65,000	61,771

Transportation—0.31%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.500%, 01/15/2025	150,000	144,951
American Airlines Inc/AAdvantage Loyalty IP Ltd.
5.500%, 04/20/2026	77,917	76,540
Canadian Pacific Railway Co.
2.875%, 11/15/2029	33,000	29,069
Delta Air Lines Inc / SkyMiles IP Ltd.
4.750%, 10/20/2028	57,000	54,768

		305,328

TOTAL FOREIGN CORPORATE BONDS—($4,350,321)		4,301,535

FOREIGN GOVERNMENT AGENCY ISSUES—0.05%
International Bank for Reconstruction & Development
4.000%, 07/25/2030	55,000	53,853

TOTAL FOREIGN GOVERNMENT AGENCY ISSUES (Cost $54,890)		53,853

FOREIGN GOVERNMENT NOTES/BONDS—0.08%
Province of Quebec
4.500%, 09/08/2033	85,000	84,786

TOTAL FOREIGN GOVERNMENT NOTES/BONDS (Cost $84,675)		84,786

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
NON-AGENCY MORTGAGE BACKED SECURITIES—1.71%
American Tower Trust #1
2018-1, 3.652%, 03/23/2028	$54,000	$50,090
BANK
2022-BNK39, 2.928%, 02/15/2055(c)	100,000	83,221
Benchmark Mortgage Trust
2020-B21, 1.978%, 12/17/2053	65,000	50,951
2021-B29, 2.388%, 09/15/2054	100,000	79,859
2022-B34, 3.786%, 04/15/2055(c)	100,000	84,666
2019-B15, 3.231%, 12/15/2072	25,000	20,612
BMO Mortgage Trust
2023-C5, 6.848%, 06/15/2056(c)	10,000	9,293
BX Commercial Mortgage Trust
2021-VOLT, 6.525% (TSFR1M + 1.214%), 09/15/2036(b)	100,000	95,788
BX Trust
2019-OC11, 3.202%, 12/09/2041	50,000	43,033
Citigroup Commercial Mortgage Trust
2014-GC19, 4.023%, 03/11/2047	103,000	102,281
2022-GC48, 4.742%, 05/15/2054(c)	55,000	51,950
COMM Mortgage Trust
2014-CCRE21, 3.987%, 12/10/2047	20,000	19,203
Connecticut Avenue Securities Trust
2021-R03, 6.938% (SOFR30A + 1.650%), 12/25/2041(b)	55,000	53,677
2022-R02, 6.488% (SOFR30A + 1.200%), 01/25/2042(b)	52,767	52,517
2022-R04, 8.388% (SOFR30A + 3.100%), 03/25/2042(b)	55,000	55,852
2022-R03, 8.788% (SOFR30A + 3.500%), 03/25/2042(b)	60,000	61,754
2022-R07, 9.946% (SOFR30A + 4.650%), 06/25/2042(b)	55,000	58,874
2022-R08, 7.838% (SOFR30A + 2.550%), 07/25/2042(b)	92,538	94,353
2023-R02, 7.588% (SOFR30A + 2.300%), 01/25/2043(b)	91,826	93,037
FIVE Mortgage Trust
2023-V1, 5.668%, 02/10/2056(c)	100,000	99,891
JPMBB Commercial Mortgage Securities Trust
2015-C33, 3.504%, 12/15/2048	78,971	74,879
Morgan Stanley Capital I Trust
2015-MS1, 3.779%, 05/15/2048(c)	60,000	57,354
2018-H4, 5.237%, 12/15/2051(c)	25,000	20,806
2020-HR8, 2.041%, 07/15/2053	55,000	43,929
SG Residential Mortgage Trust
2021-2, 1.737%, 12/25/2061(c)	81,309	66,670
Taubman Centers Commercial Mortgage Trust
2022-DPM, 7.496% (TSFR1M + 2.186%), 05/15/2037(b)	100,000	97,841
Wells Fargo Commercial Mortgage Trust
2019-C54, 3.146%, 12/15/2052	100,000	86,927

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES (Cost $1,733,431)		1,709,308

AGENCY MORTGAGE BACKED SECURITIES—8.67%
Fannie Mae Connecticut Avenue Securities
2014-C02, 8.002% (SOFR30A + 2.714%), 05/25/2024(b)	134,581	135,624
Fannie Mae Pool
CB1149, 3.000%, 07/01/2051	293,826	254,010
BT6823, 2.500%, 10/01/2051	184,284	153,260
FM9540, 2.000%, 11/01/2051	225,549	180,553
FS0288, 2.000%, 01/01/2052	85,545	68,428
FS0176, 2.500%, 01/01/2052	428,488	355,847

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
MA4512, 2.500%, 01/01/2052	$48,526	$40,291
FS2040, 2.000%, 02/01/2052	93,120	74,336
MA4548, 2.500%, 02/01/2052	31,788	26,365
FS0631, 3.000%, 02/01/2052	33,980	29,373
MA4563, 2.500%, 03/01/2052	61,262	50,810
FS4110, 2.500%, 03/01/2052	24,084	20,047
MA4579, 3.000%, 04/01/2052	52,610	45,370
CB3586, 3.000%, 05/01/2052	194,346	167,742
MA4600, 3.500%, 05/01/2052	275,355	246,470
MA4625, 3.500%, 06/01/2052	84,295	75,398
FS2512, 3.500%, 07/01/2052	331,099	297,523
CB4121, 4.000%, 07/01/2052	247,543	228,963
FS3497, 3.500%, 08/01/2052	216,956	194,057
MA4700, 4.000%, 08/01/2052	283,627	261,964
FS2805, 2.500%, 09/01/2052	354,864	294,380
MA4732, 4.000%, 09/01/2052	23,765	21,955
MA4761, 5.000%, 09/01/2052	227,154	220,507
MA4784, 4.500%, 10/01/2052	23,678	22,465
MA4786, 5.500%, 10/01/2052	31,558	31,172
MA4805, 4.500%, 11/01/2052	190,607	180,843
BX5065, 5.500%, 01/01/2053	23,320	23,044
MA4918, 5.000%, 02/01/2053	173,375	168,233
MA4940, 5.000%, 03/01/2053	28,931	28,066
CB6031, 5.000%, 04/01/2053	54,365	52,782
MA5009, 5.000%, 05/01/2053	171,516	166,410
FS4874, 5.500%, 06/01/2053	24,642	24,350
FS5235, 5.500%, 07/01/2053	219,701	217,143
MA5073, 6.000%, 07/01/2053	24,577	24,651
MA5108, 6.000%, 08/01/2053	54,626	54,792
Fannie Mae or Freddie Mac
#TBA, 5.500%, 9/14/2023	35,000	34,560
Freddie Mac Pool
RA-3661, 2.500%, 10/01/2050	123,774	103,574
SD-8157, 3.000%, 07/01/2051	69,463	60,043
SD-0781, 3.000%, 11/01/2051	83,370	72,219
SD-8188, 2.000%, 01/01/2052	106,832	85,305
SD-8199, 2.000%, 03/01/2052	46,345	36,949
SD-8205, 2.500%, 04/01/2052	204,068	169,245
SD-8214, 3.500%, 05/01/2052	229,036	204,862
SD-8221, 3.500%, 06/01/2052	28,035	25,080
RA-7587, 3.500%, 06/01/2052	208,133	186,244
SD-8222, 4.000%, 06/01/2052	91,039	84,086
SD-1117, 4.500%, 06/01/2052	22,399	21,307
QE-6074, 4.000%, 07/01/2052	34,879	32,218
SD-1505, 4.500%, 08/01/2052	91,816	87,163
SD-8244, 4.000%, 09/01/2052	190,533	176,020
RA-8249, 5.500%, 11/01/2052	147,202	145,405
SD-2253, 3.500%, 12/01/2052	169,951	152,013
SD-8289, 5.500%, 01/01/2053	181,428	179,214
QF-7085, 5.500%, 02/01/2053	70,946	70,069
SD-8315, 5.000%, 04/01/2053	194,798	188,973
SD-8316, 5.500%, 04/01/2053	600,013	592,595
SD-3218, 5.000%, 05/01/2053	24,905	24,170
SD-8324, 5.500%, 05/01/2053	77,429	76,471

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
SD-8325, 6.000%, 05/01/2053	$129,649	$130,042
SD-2862, 6.000%, 05/01/2053	24,222	24,296
Freddie Mac STACR REMIC Trust
2021-DNA6, 6.088% (SOFR30A + 0.800%), 10/25/2041(b)	44,641	44,481
2021-HQA4, 6.238% (SOFR30A + 0.950%), 12/25/2041(b)	85,074	83,422
2022-DNA2, 7.688% (SOFR30A + 2.400%), 02/25/2042(b)	60,000	59,835
2022-HQA1, 8.788% (SOFR30A + 3.500%), 03/25/2042(b)	55,000	56,703
2022-DNA3, 8.188% (SOFR30A + 2.900%), 04/25/2042(b)	55,000	55,998
2022-DNA4, 8.638% (SOFR30A + 3.350%), 05/25/2042(b)	55,000	56,712
Ginnie Mae
#TBA, 5.500%, 9/21/2023	115,000	113,841
Ginnie Mae II Pool
MA7935M, 2.000%, 03/20/2052	91,581	75,627
MA7936M, 2.500%, 03/20/2052	180,493	153,731
MA8147M, 2.500%, 07/20/2052	22,876	19,489
MA8149M, 3.500%, 07/20/2052	38,742	35,201
MA8151M, 4.500%, 07/20/2052	165,583	157,992
MA8492M, 6.000%, 12/20/2052	24,113	24,215
MA8800M, 5.000%, 04/20/2053	119,798	116,638
MA8948M, 5.500%, 06/20/2053	24,884	24,644
MA9018M, 6.000%, 07/20/2053	49,908	50,121
MA9107M, 6.000%, 08/20/2053	25,000	25,106
Government National Mortgage Association
2020-107, 1.000%, 07/20/2050	56,161	42,737
2020-112, 1.000%, 08/20/2050	51,162	38,938
2021-103, 2.000%, 06/20/2051	38,987	32,459

TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost $8,897,682)		8,667,237

U.S. GOVERNMENT NOTES/BONDS—36.47%
United States Treasury Inflation Indexed Bonds
1.250%, 04/15/2028	147,494	142,044
1.125%, 01/15/2033	316,503	295,349
United States Treasury Note/Bond
0.375%, 08/15/2024	405,000	386,128
4.625%, 02/28/2025	1,809,000	1,796,633
3.875%, 03/31/2025	2,285,000	2,243,851
3.875%, 04/30/2025	279,000	273,954
4.750%, 07/31/2025	370,000	369,032
4.250%, 10/15/2025	68,000	67,248
4.000%, 12/15/2025	303,000	298,135
4.000%, 02/15/2026	1,002,000	986,305
0.500%, 02/28/2026	384,000	346,770
4.625%, 03/15/2026	1,657,000	1,655,900
3.750%, 04/15/2026	626,000	612,551
4.125%, 06/15/2026	573,000	566,419
1.875%, 07/31/2026	345,000	320,109
1.500%, 08/15/2026	158,000	144,848
6.750%, 08/15/2026	1,637,000	1,735,795
0.750%, 08/31/2026	132,000	118,197
2.000%, 11/15/2026	111,000	102,788
1.625%, 11/30/2026	205,000	187,463
4.125%, 10/31/2027	791,000	783,739
6.125%, 11/15/2027	1,666,000	1,779,300
4.000%, 02/29/2028	756,000	746,757

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
3.625%, 03/31/2028	$2,160,000	$2,099,924
3.500%, 04/30/2028	697,000	673,925
4.000%, 06/30/2028	230,000	227,269
4.125%, 07/31/2028	806,000	801,340
5.250%, 11/15/2028	1,659,000	1,732,618
3.250%, 06/30/2029	589,000	558,676
4.000%, 02/28/2030	1,610,000	1,589,749
3.625%, 03/31/2030	658,000	635,690
1.875%, 02/15/2032	1,941,000	1,631,805
2.750%, 08/15/2032	1,286,000	1,154,537
3.500%, 02/15/2033	1,600,200	1,524,191
3.375%, 05/15/2033	860,000	810,281
3.875%, 08/15/2033	207,000	203,329
4.750%, 02/15/2037	587,000	627,265
1.125%, 05/15/2040	589,000	365,042
1.125%, 08/15/2040	98,000	60,209
1.375%, 11/15/2040	638,000	407,572
1.875%, 02/15/2041	640,000	444,425
2.250%, 05/15/2041	147,000	108,378
1.750%, 08/15/2041	637,000	428,283
2.000%, 11/15/2041	615,000	430,596
3.125%, 11/15/2041	19,000	16,033
2.375%, 02/15/2042	587,000	436,879
3.125%, 02/15/2042	16,000	13,448
3.875%, 02/15/2043	540,000	502,538
2.875%, 05/15/2043	250,000	199,180
3.750%, 11/15/2043	165,000	150,124
3.375%, 05/15/2044	165,000	141,523
2.500%, 02/15/2045	105,000	77,122
3.125%, 05/15/2048	215,000	174,662
2.250%, 08/15/2049	357,000	242,913
2.000%, 02/15/2050	338,000	216,492
1.375%, 08/15/2050	388,000	209,778
1.625%, 11/15/2050	364,000	210,637
1.875%, 02/15/2051	370,000	228,316
2.375%, 05/15/2051	421,000	292,694
2.000%, 08/15/2051	359,000	227,979
1.875%, 11/15/2051	39,000	23,971
2.250%, 02/15/2052	335,000	226,099
2.875%, 05/15/2052	95,000	73,770
3.000%, 08/15/2052	296,000	235,979
3.625%, 02/15/2053	40,000	36,047
3.625%, 05/15/2053	35,000	31,574

TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $37,781,139)		36,442,177

US GOVERNMENT AGENCY ISSUE—0.12%
Federal Home Loan Banks
4.000%, 06/30/2028	50,000	49,433
Federal National Mortgage Association
7.250%, 05/15/2030	60,000	70,093

TOTAL US GOVERNMENT AGENCY ISSUE (Cost $119,990)		119,526

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
EXCHANGE TRADED FUNDS—26.30%
iShares Core U.S. Aggregate Bond ETF	32,152	$3,112,314
iShares MBS ETF	141,799	13,031,328
Vanguard Total International Bond ETF	207,841	10,134,327

TOTAL EXCHANGE TRADED FUNDS (Cost $26,684,083)		26,277,969

MONEY MARKET FUNDS—0.89%
First American Government Obligations Fund, Class X, 5.247%(d)	886,421	886,421

TOTAL MONEY MARKET FUNDS (Cost $886,421)		886,421

Total Investments (Cost $101,949,368)—99.55%		99,484,629
Other Assets in Excess of Liabilities—0.45%		448,218

TOTAL NET ASSETS—100.00%		$99,932,847

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at August 31, 2023.
(b)	Floating rate security; the rate shown represents the rate at August 31, 2023. The coupon is based on an underlying pool of loans and other conditions at the time the loans are securitized.
(c)	Variable rate security; the rate shown represents the rate at August 31, 2023. The coupon is based on an underlying pool of loans and other conditions at the time the loans are securitized.
(d)	The rate shown represents the seven day yield at August 31, 2023.
(e)	Perpetual maturity. The date referenced is the next call date.

Abbreviations

#	TBA Pool number to be announced

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
MUNICIPAL BONDS—92.01%
Allegheny County Hospital Development Authority
5.000%, 07/15/2028	$345,000	$370,161
5.000%, 07/15/2031	200,000	216,750
Anaheim Public Financing Authority
0.000%, 09/01/2031	170,000	125,657
Bartow County Development Authority
2.875%, 08/01/2043(a)	135,000	130,809
Bay Area Toll Authority
4.000%, 04/01/2032	145,000	148,758
Black Belt Energy Gas District
4.000%, 07/01/2052(a)	20,000	19,789
Board of Regents of the University of Texas System
5.000%, 08/15/2025	85,000	87,776
California State Public Works Board
5.000%, 12/01/2024	320,000	327,427
Canadian County Educational Facilities Authority
3.000%, 09/01/2029	175,000	171,204
Central Florida Expressway Authority
5.000%, 07/01/2028	170,000	185,525
Central Puget Sound Regional Transit Authority
5.000%, 11/01/2024	170,000	173,188
5.000%, 11/01/2030	245,000	277,762
City & County of Honolulu HI
5.000%, 03/01/2031	95,000	106,691
City of Dallas TX
5.000%, 02/15/2031	200,000	224,651
City of Houston TX Airport System Revenue
5.000%, 07/01/2029	220,000	237,408
City of New York NY
5.000%, 08/01/2029	265,000	276,147
5.000%, 08/01/2030	150,000	168,093
5.000%, 12/01/2032	90,000	94,081
City of San Antonio TX Electric & Gas Systems Revenue
5.000%, 02/01/2025	225,000	229,922
5.000%, 02/01/2032	95,000	98,571
Cleveland County Independent School District No 2 Moore
3.000%, 03/01/2025	115,000	114,070
Commonwealth of Massachusetts
5.250%, 09/01/2024	280,000	285,322
Commonwealth of Pennsylvania
5.000%, 10/01/2024	370,000	376,586
3.000%, 03/15/2030	70,000	67,830
5.000%, 08/15/2032	420,000	434,451
Connecticut State Health & Educational Facilities Authority
5.000%, 07/01/2029	160,000	178,652
County of Clark NV
5.000%, 07/01/2026	120,000	125,889
County of Harris TX
5.000%, 08/15/2030	410,000	427,320
County of Harris TX Toll Road Revenue
5.000%, 08/15/2027	220,000	235,501

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
County of King WA Sewer Revenue
5.000%, 07/01/2024	$200,000	$202,797
4.000%, 07/01/2030	290,000	295,268
County of Manatee FL Public Utilities Revenue
5.000%, 10/01/2032	200,000	231,864
County of Montgomery MD
5.000%, 11/01/2028	105,000	107,029
County of Prince George’s MD
5.000%, 09/15/2029	95,000	106,224
County of Wake NC
5.000%, 05/01/2030	95,000	107,343
Curators of the University of Missouri
5.000%, 11/01/2030	250,000	282,741
Dallas College
5.000%, 02/15/2030	35,000	38,779
Dallas Fort Worth International Airport
5.000%, 11/01/2031	55,000	61,570
District of Columbia
5.000%, 10/15/2025	290,000	300,739
5.000%, 06/01/2026	150,000	154,000
5.000%, 10/15/2028	250,000	274,886
Energy Northwest
5.000%, 07/01/2026	150,000	151,927
Ernest N Morial New Orleans Exhibition Hall Authority
5.000%, 07/15/2029	200,000	219,607
Florida Department of Management Services
5.000%, 11/01/2028	295,000	323,865
Georgia State Road & Tollway Authority
5.000%, 06/01/2030	165,000	185,831
Hillsborough County School Board
5.000%, 07/01/2029	355,000	384,475
Houston County Health Care Authority
5.000%, 10/01/2030	135,000	136,563
Illinois Finance Authority
5.000%, 07/01/2027	225,000	237,876
Illinois State Toll Highway Authority
5.000%, 01/01/2030	150,000	165,988
Indiana Finance Authority
5.000%, 06/01/2027	165,000	174,437
5.000%, 06/01/2028	125,000	132,268
Intermountain Power Agency
5.000%, 07/01/2026	200,000	209,926
5.000%, 07/01/2031	320,000	363,002
Iowa Finance Authority
5.000%, 08/01/2032	250,000	285,878
JEA Water & Sewer System Revenue
5.000%, 10/01/2028	160,000	172,220
Johnson County Unified School District No 233 Olathe
2.250%, 09/01/2026	405,000	384,645
Kendall Kane & Will Counties Community Unit School District No 308
5.000%, 02/01/2029	125,000	136,227
Kentucky Asset Liability Commission
5.000%, 09/01/2026	410,000	416,123

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Los Angeles Department of Water & Power
5.000%, 07/01/2026	$200,000	$211,368
Louisville/Jefferson County Metropolitan Government
5.000%, 10/01/2047(a)	110,000	115,924
Lower Colorado River Authority
5.000%, 05/15/2028	200,000	215,274
Maricopa County Industrial Development Authority
5.000%, 01/01/2033	190,000	198,063
Maryland Stadium Authority Built to Learn Revenue
5.000%, 06/01/2025	175,000	179,689
Massachusetts Development Finance Agency
5.000%, 07/01/2050(a)	70,000	77,513
Massachusetts Housing Finance Agency
3.350%, 06/01/2027	265,000	260,516
3.050%, 12/01/2027	520,000	508,965
Metropolitan Atlanta Rapid Transit Authority
5.000%, 07/01/2026	200,000	210,369
Michigan Finance Authority
5.000%, 07/01/2031	50,000	50,545
Michigan State Building Authority
5.000%, 10/15/2030	200,000	209,486
Municipal Improvement Corp. of Los Angeles
5.000%, 11/01/2028	190,000	201,912
New Jersey Economic Development Authority
3.125%, 07/01/2031	255,000	244,193
New Jersey Educational Facilities Authority
4.000%, 07/01/2028	790,000	794,272
New Jersey Transportation Trust Fund Authority
5.000%, 12/15/2031	100,000	108,648
5.000%, 06/15/2032	200,000	222,850
New Jersey Turnpike Authority
5.000%, 01/01/2027	145,000	153,740
5.000%, 01/01/2031	475,000	509,577
5.000%, 01/01/2033	90,000	96,559
New York City Housing Development Corp.
0.600%, 05/01/2061(a)	80,000	74,228
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2027	230,000	247,015
New York City Transitional Finance Authority Future Tax Secured Revenue
5.000%, 08/01/2024	385,000	391,008
5.000%, 08/01/2024	390,000	396,086
New York State Dormitory Authority
5.000%, 02/15/2032	235,000	250,542
5.000%, 03/15/2032	165,000	184,186
New York State Thruway Authority
5.000%, 01/01/2028	425,000	433,110
New York State Urban Development Corp.
5.000%, 03/15/2029	155,000	170,458
North East Independent School District/TX
2.200%, 08/01/2049(a)	255,000	251,188
Ohio Water Development Authority
5.000%, 06/01/2027	175,000	187,342
Oklahoma Water Resources Board
5.000%, 04/01/2026	100,000	104,601

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
Parish of St John the Baptist LA
2.375%, 06/01/2037(a)	$25,000	$23,669
School Board of Miami-Dade County
3.250%, 02/01/2033	235,000	227,666
Seattle Housing Authority
1.000%, 06/01/2026	225,000	205,683
State of California
5.000%, 11/01/2028	155,000	170,868
3.500%, 09/01/2032	100,000	100,001
5.000%, 11/01/2032	210,000	210,512
State of Connecticut Special Tax Revenue
5.000%, 07/01/2027	125,000	133,671
5.000%, 05/01/2031	65,000	72,673
State of Florida
5.000%, 06/01/2027	245,000	262,728
5.000%, 06/01/2030	105,000	118,393
5.000%, 06/01/2031	15,000	17,184
State of Georgia
3.000%, 02/01/2030	35,000	34,484
5.000%, 07/01/2031	225,000	245,529
2.500%, 02/01/2033	10,000	9,074
State of Hawaii
4.000%, 10/01/2031	55,000	55,719
State of Illinois
5.000%, 11/01/2025	50,000	51,322
5.000%, 11/01/2028	45,000	47,307
5.000%, 03/01/2031	45,000	49,201
State of Kansas Department of Transportation
5.000%, 09/01/2025	120,000	123,921
5.000%, 09/01/2026	355,000	366,390
State of Maryland
5.000%, 08/01/2025	175,000	181,051
5.000%, 08/01/2029	210,000	233,967
5.000%, 08/01/2031	245,000	281,788
State of Maryland Department of Transportation
4.000%, 10/01/2030	735,000	774,817
State of Michigan
5.000%, 03/15/2026	190,000	198,099
State of Michigan Trunk Line Revenue
5.000%, 11/15/2031	140,000	159,042
State of Nevada Highway Improvement Revenue
3.000%, 12/01/2029	780,000	760,333
State of New Mexico
5.000%, 03/01/2025	35,000	35,891
State of New Mexico Severance Tax Permanent Fund
4.000%, 07/01/2024	260,000	261,336
State of North Carolina
5.000%, 03/01/2028	620,000	631,321
5.000%, 05/01/2031	125,000	142,647
State of Ohio
5.000%, 08/01/2025	120,000	123,857
State of Oregon
5.000%, 05/01/2028	265,000	288,877

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

August 31, 2023 (Continued)

	Principal Amount	Value
State of Washington
5.000%, 06/01/2029	$200,000	$221,656
State of Wisconsin
5.000%, 05/01/2031	105,000	119,592
Tennessee Energy Acquisition Corp.
4.000%, 11/01/2049(a)	20,000	19,773
Triborough Bridge & Tunnel Authority
0.000%, 11/15/2030	135,000	101,781
Trinity River Authority Central Regional Wastewater System Revenue
5.000%, 08/01/2029	315,000	345,569
Trust for Cultural Resources of The City of New York
5.000%, 07/01/2031	50,000	57,431
Utility Debt Securitization Authority
5.000%, 06/15/2027	145,000	149,712
Virginia College Building Authority
5.000%, 02/01/2025	210,000	215,117
5.000%, 02/01/2031	275,000	311,440
Virginia Public School Authority
5.000%, 08/01/2028	280,000	289,069
West Virginia Commissioner of Highways
5.000%, 09/01/2025	200,000	206,028

TOTAL MUNICIPAL BONDS (Cost $28,787,297)		28,055,505

	Shares
EXCHANGE TRADED FUNDS—5.96%
iShares National Muni Bond ETF	17,230	1,817,076

TOTAL EXCHANGE TRADED FUNDS (Cost $1,832,464)		1,817,076

MONEY MARKET FUNDS—1.07%
First American Government Obligations Fund, 5.247%(b)	325,636	325,636

TOTAL MONEY MARKET FUNDS (Cost $325,636)		325,636

Total Investments (Cost $30,945,397)—99.04%		30,198,217
Other Assets in Excess of Liabilities—0.96%		292,146

TOTAL NET ASSETS—100.00%		$30,490,363

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at August 31, 2023.
(b)	The rate shown represents the seven day yield at August 31, 2023.

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

August 31, 2023

	Shares	Value
COMMON STOCKS—97.83%
Automobiles & Components—3.41%
BYD Co. Ltd.—ADR	2,581	$162,964
Dr Ing hc F Porsche AG—ADR	845	9,270
Honda Motor Co. Ltd.—ADR	43,295	1,399,728
NIO, Inc.—ADR(a)	2,496	25,634
Toyota Motor Corp.—ADR	5,671	976,149
Valeo SE—ADR	5,124	50,471

		2,624,216

Banks—12.14%
Agricultural Bank of China Ltd.—ADR	1,247	10,637
Banco BBVA Argentina SA—ADR	14,072	80,492
Banco Bilbao Vizcaya Argentaria SA—ADR	76,436	606,902
Banco Bradesco SA—ADR	12	33
Banco de Chile—ADR	5,612	122,454
Banco Santander Chile—ADR	8	153
Banco Santander SA—ADR	122,647	474,644
Bank Central Asia Tbk PT—ADR	2,958	45,021
Bank Mandiri Persero Tbk PT—ADR	3,603	56,747
Bank of China Ltd.—ADR	4,233	35,811
Bank Rakyat Indonesia Persero Tbk PT—ADR	3,821	69,217
Barclays PLC—ADR	51,232	384,752
BNP Paribas SA—ADR	1,605	51,922
China Construction Bank Corp.—ADR	84,424	901,648
China Merchants Bank Co. Ltd.—ADR	1,129	22,421
Commonwealth Bank of Australia—ADR	5,418	355,854
HDFC Bank Ltd.—ADR	13,667	851,591
HSBC Holdings PLC—ADR	25,398	947,853
ICICI Bank Ltd.—ADR	16,097	372,967
Industrial & Commercial Bank of China Ltd.—ADR	3,661	33,535
ING Groep NV—ADR	42,754	604,969
KB Financial Group, Inc.—ADR	2,305	93,053
Lloyds Banking Group PLC—ADR	131,093	275,295
Mitsubishi UFJ Financial Group, Inc.—ADR	51,420	407,761
Mizuho Financial Group, Inc.—ADR	197,472	647,708
NatWest Group PLC—ADR(a)	55,366	326,106
Shinhan Financial Group Co. Ltd.—ADR	12,560	337,864
Sumitomo Mitsui Financial Group, Inc.—ADR	86,992	791,627
Swedbank AB—ADR	1,440	25,430
UniCredit SpA—ADR	22,819	278,164
United Overseas Bank Ltd.—ADR	1,586	66,612
Woori Financial Group, Inc.—ADR	2,731	72,918

		9,352,161

Capital Goods—6.70%
Airbus SE—ADR	13,794	505,826
Alstom SA—ADR	138,348	374,923
Ashtead Group PLC—ADR	918	259,895
Daikin Industries Ltd.—ADR	13,357	230,675
Embraer SA—ADR(a)	2,468	38,600
FANUC Corp.—ADR	27,407	388,905
KION Group AG—ADR	17,812	178,296
Rolls-Royce Holdings PLC—ADR(a)	189,674	527,294
Schneider Electric SE—ADR	34,826	1,195,578

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Siemens AG—ADR	15,839	$1,190,142
Sociedad Quimica y Minera de Chile SA—ADR	1,063	66,533
Techtronic Industries Co. Ltd.—ADR	2,440	120,731
Vinci SA—ADR	3,008	83,773

		5,161,171

Commercial & Professional Services—2.97%
RELX PLC—ADR	53,606	1,743,804
Rentokil Initial PLC—ADR	11,431	433,806
Teleperformance SE—ADR	1,586	110,179

		2,287,789

Consumer Discretionary Distribution & Retail—4.49%
Alibaba Group Holding Ltd.—ADR(a)	11,651	1,082,379
Fast Retailing Co. Ltd.—ADR	7,753	176,923
Industria de Diseno Textil SA—ADR	38,125	729,332
JD.com, Inc.—ADR	6,881	228,518
Jumia Technologies AG—ADR(a)	17,904	54,965
MINISO Group Holding Ltd.—ADR(a)	1,309	33,903
MYT Netherlands Parent BV—ADR(a)	20,984	70,716
Naspers Ltd.—ADR	7,896	267,595
Pan Pacific International Holdings Corp.—ADR	11,590	230,409
PDD Holdings, Inc.—ADR(a)	4,148	410,528
Prosus NV—ADR	19	262
Vipshop Holdings Ltd.—ADR(a)	10,736	169,521

		3,455,051

Consumer Durables & Apparel—4.20%
Cie Financiere Richemont SA—ADR	9	127
Hermes International SCA—ADR	3,660	754,546
Kering SA—ADR	1,515	81,207
LVMH Moet Hennessy Louis Vuitton SE—ADR	8,924	1,510,655
Samsonite International SA—ADR(a)	12,682	212,262
Sony Group Corp.—ADR	8,158	678,664

		3,237,461

Consumer Services—2.47%
Amadeus IT Group SA—ADR	1,433	98,189
Carnival PLC—ADR(a)	1,365	19,520
Compass Group PLC—ADR	14,444	363,411
H World Group Ltd.—ADR(a)	5	201
InterContinental Hotels Group PLC—ADR	2,656	201,776
Meituan—ADR(a)	12,980	431,065
New Oriental Education & Technology Group, Inc.—ADR(a)	1,830	99,259
Pearson PLC—ADR	24,101	254,748
TAL Education Group—ADR(a)	4,595	32,395
Trip.com Group Ltd.—ADR(a)	6,832	268,566
Yum China Holdings, Inc.	2,440	131,004

		1,900,134

Consumer Staples Distribution & Retail—0.16%
Carrefour SA—ADR	20,496	78,090
Wal-Mart de Mexico SAB de CV—ADR	1,083	42,605

		120,695

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Energy—5.36%
BP PLC—ADR	28,720	$1,067,810
China Shenhua Energy Co. Ltd.—ADR	966	11,210
Eni SpA—ADR	20,966	649,107
Equinor ASA—ADR	5,503	168,227
Petroleo Brasileiro SA—ADR	14,504	203,781
Shell PLC—ADR	18,693	1,160,649
Tenaris SA—ADR	2,868	91,575
TotalEnergies SE—ADR	8,916	560,906
Vista Energy SAB de CV—ADR(a)	1,178	31,570
Woodside Energy Group Ltd.—ADR	7,808	186,455
YPF SA—ADR(a)	23	332

		4,131,622

Financial Services—3.49%
Adyen NV—ADR(a)	10,980	91,463
AMTD IDEA Group—ADR(a)	66,057	80,590
Deutsche Bank AG	10,736	116,915
FinVolution Group—ADR	21,716	109,014
Futu Holdings Ltd.—ADR(a)	878	52,329
Jiayin Group, Inc.—ADR	6,525	36,018
LexinFintech Holdings Ltd.—ADR(a)	743	1,924
London Stock Exchange Group PLC—ADR	6,302	165,112
Noah Holdings Ltd.—ADR	177	2,462
Nomura Holdings, Inc.—ADR	86,572	335,900
ORIX Corp.—ADR	8,486	788,350
Qifu Technology, Inc.—ADR	3,411	57,987
UBS Group AG	27,347	730,439
Worldline SA/France—ADR(a)	6,588	106,857
X Financial—ADR(a)	2,520	10,836
Yiren Digital Ltd.—ADR(a)	1,063	2,859

		2,689,055

Food, Beverage & Tobacco—6.16%
Ambev SA—ADR	13,300	36,841
Anheuser-Busch InBev SA/NV—ADR	10,785	613,559
British American Tobacco PLC—ADR	19,749	655,666
Coca-Cola Femsa SAB de CV—ADR	3,196	270,829
Danone SA—ADR	17,825	208,196
Diageo PLC—ADR	2,611	432,512
Embotelladora Andina SA—ADR	5,853	71,719
Embotelladora Andina SA—ADR	3,703	55,397
Fomento Economico Mexicano SAB de CV—ADR	2,684	302,004
Kerry Group PLC—ADR	2,423	226,454
Nestle SA—ADR	13,739	1,650,465
Oatly Group AB—ADR(a)	4,506	5,542
Pernod Ricard SA—ADR	5,420	214,524

		4,743,708

Health Care Equipment & Services—1.24%
EDAP TMS SA—ADR(a)	1,669	13,435
Fresenius Medical Care AG & Co KGaA—ADR	8,765	210,009
Koninklijke Philips NV—ADR(a)	15,443	344,843
Smith & Nephew PLC—ADR	8,620	232,223

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Terumo Corp.—ADR	5,002	$151,060

		951,570

Household & Personal Products—3.65%
Haleon PLC—ADR	9,059	74,465
Kose Corp.—ADR(a)	4,438	73,493
L’Oreal SA—ADR	15,234	1,338,459
Reckitt Benckiser Group PLC—ADR	16,004	230,618
Unilever PLC—ADR	21,511	1,097,491

		2,814,526

Insurance—1.69%
AIA Group Ltd.—ADR	11,965	432,057
Allianz SE—ADR	12,153	295,196
AXA SA—ADR	4,933	148,483
Fanhua, Inc.—ADR(a)	1,020	6,844
Legal & General Group PLC—ADR	4,116	57,892
Ping An Insurance Group Co of China Ltd.—ADR	4,185	50,136
Prudential PLC—ADR	9,200	227,332
Zurich Insurance Group AG—ADR	1,708	80,071

		1,298,011

Materials—5.89%
Air Liquide SA—ADR	2,382	86,181
Akzo Nobel NV—ADR	6,466	175,681
AngloGold Ashanti Ltd.—ADR	12	204
ArcelorMittal SA—ADR	12,444	331,135
BHP Group Ltd.—ADR	17,024	978,710
Cemex SAB de CV—ADR(a)	14,698	117,143
CRH PLC—ADR	15,616	899,013
DRDGOLD Ltd.—ADR	858	8,769
Gold Fields Ltd.—ADR	7,215	91,125
Grupo Simec SAB de CV—ADR(a)	1	35
James Hardie Industries PLC—ADR(a)	9,008	271,861
POSCO Holdings, Inc.—ADR	2,924	320,938
Rio Tinto PLC—ADR	9,871	616,938
Sasol Ltd.—ADR	3,773	48,634
Sika AG—ADR	9,200	260,820
Suzano SA—ADR	10,183	103,052
Ternium SA—ADR	1,164	48,632
Vale SA—ADR	13,639	179,626

		4,538,497

Media & Entertainment—3.30%
Baidu, Inc.—ADR(a)	1,359	194,105
Bilibili, Inc.—ADR(a)	3	45
Criteo SA—ADR(a)	1,843	54,359
DouYu International Holdings Ltd.—ADR(a)	94	96
Gravity Co. Ltd.—ADR(a)	916	68,526
Hello Group, Inc.—ADR	6,383	55,085
iQIYI, Inc.—ADR(a)	1,697	8,553
JOYY, Inc.—ADR	1,436	49,284
NetEase, Inc.—ADR	1,824	188,748
Sea Ltd.—ADR(a)	2,514	94,602
Sohu.com Ltd.—ADR(a)	23	243

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Tencent Holdings Ltd.—ADR	38,915	$1,611,469
Tencent Music Entertainment Group—ADR(a)	6,654	45,380
Trivago NV—ADR(a)	16,470	18,941
WPP PLC—ADR	2,664	128,938
Yalla Group Ltd.—ADR(a)	4,721	24,172

		2,542,546

Pharmaceuticals, Biotechnology & Life Sciences—13.88%
Abcam PLC—ADR(a)	5,003	113,168
Amarin Corp. PLC—ADR(a)	28,716	30,152
Argenx SE—ADR(a)	119	59,796
AstraZeneca PLC—ADR	17,132	1,161,892
Avadel Pharmaceuticals PLC—ADR(a)	754	10,187
Bayer AG—ADR	5,982	82,013
BeiGene Ltd.—ADR(a)	198	41,095
BioLine RX Ltd.—ADR(a)	26	46
BioNTech SE—ADR(a)	732	88,521
Calliditas Therapeutics AB—ADR(a)	979	17,348
Cellectis SA—ADR(a)	7,740	15,790
DBV Technologies SA—ADR(a)	11,714	18,508
Dr Reddy’s Laboratories Ltd.—ADR	4,207	285,992
Evotec SE—ADR(a)	2,373	28,084
Galapagos NV—ADR(a)	698	26,447
Genfit SA—ADR(a)	13,634	46,765
Genmab A/S—ADR(a)	18,636	713,572
Grifols SA—ADR(a)	6,535	61,886
GSK PLC—ADR	13,725	482,159
HUTCHMED China Ltd.—ADR(a)	2,035	30,566
Immutep Ltd.—ADR(a)	14,656	27,846
Innate Pharma SA—ADR(a)	6,755	19,387
Lonza Group AG—ADR	5,856	323,076
Mereo Biopharma Group PLC—ADR(a)	8,540	11,700
Mesoblast Ltd.—ADR(a)	4,300	6,923
MorphoSys AG—ADR(a)	2,640	19,800
Novartis AG—ADR	19,978	2,007,390
Novo Nordisk A/S—ADR	8,555	1,587,979
Olink Holding AB—ADR(a)	1,096	18,117
Orchard Therapeutics PLC—ADR(a)	1,022	5,069
Roche Holding AG—ADR	26,857	983,772
Sanofi—ADR	17,562	933,947
Silence Therapeutics PLC—ADR(a)	985	8,767
Takeda Pharmaceutical Co. Ltd.—ADR	90,506	1,393,792
Teva Pharmaceutical Industries Ltd.—ADR(a)	3,201	31,242
Zai Lab Ltd.—ADR(a)	3	76

		10,692,870

Real Estate Management & Development—0.21%
IRSA Inversiones y Representaciones SA—ADR	15,547	111,939
KE Holdings, Inc.—ADR(a)	2,707	46,560

		158,499

Semiconductors & Semiconductor Equipment—5.59%
ASE Technology Holding Co. Ltd.—ADR	28,792	236,670
ASML Holding NV	1,835	1,212,073
Daqo New Energy Corp.—ADR(a)	465	17,191

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
JinkoSolar Holding Co Ltd.—ADR(a)	160	$5,365
Sequans Communications SA—ADR(a)	21,640	60,376
STMicroelectronics NV	10,754	508,234
Taiwan Semiconductor Manufacturing Co. Ltd.—ADR	22,235	2,080,528
Tokyo Electron Ltd.—ADR	290	21,547
United Microelectronics Corp.—ADR	22,923	164,358

		4,306,342

Software & Services—2.89%
AMTD Digital, Inc.—ADR(a)	4,617	25,855
Capgemini SE—ADR	5,092	190,288
Chindata Group Holdings Ltd.—ADR(a)	999	8,362
Endava PLC—ADR(a)	2,251	110,074
Infosys Ltd.—ADR	11,361	197,341
Nice Ltd.—ADR(a)	1,420	276,616
Opera Ltd.—ADR	7,424	110,840
SAP SE—ADR	9,334	1,303,866
Xunlei Ltd.—ADR(a)	2,275	4,004

		2,227,246

Technology Hardware & Equipment—1.66%
Logitech International SA	5,158	354,974
Murata Manufacturing Co Ltd.—ADR	25,986	363,024
Nano Dimension Ltd.—ADR(a)	26,596	84,575
Nokia Oyj—ADR	85,315	340,407
Telefonaktiebolaget LM Ericsson—ADR	26,718	137,865

		1,280,845

Telecommunication Services—3.34%
America Movil SAB de CV—ADR	12,078	231,535
Deutsche Telekom AG—ADR	44,975	962,015
KT Corp.—ADR	11,029	138,304
Nippon Telegraph & Telephone Corp.—ADR	11,134	320,771
Orange SA—ADR	22,005	246,016
SK Telecom Co. Ltd.—ADR	12,846	257,948
Telefonica Brasil SA—ADR	1,080	9,115
Telefonica SA—ADR	20,381	83,358
Telkom Indonesia Persero Tbk PT—ADR	7	170
TIM SA/Brazil—ADR	2,578	37,793
Turkcell Iletisim Hizmetleri AS—ADR	17,075	89,815
Vodafone Group PLC—ADR	21,389	199,345

		2,576,185

Transportation—1.54%
Aena SME SA—ADR	7,667	120,372
Canadian National Railway Co.	1	113
Canadian Pacific Kansas City Ltd.	1,061	84,222
Grupo Aeroportuario del Centro Norte SAB de CV—ADR	799	73,987
Grupo Aeroportuario del Pacifico SAB de CV—ADR	541	98,646
Grupo Aeroportuario del Sureste SAB de CV—ADR	902	245,597
Ryanair Holdings PLC—ADR(a)	5,144	510,542
ZTO Express Cayman, Inc.—ADR	2,086	52,442

		1,185,921

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Utilities—1.40%
Centrais Eletricas Brasileiras SA—ADR	27	$192
Cia de Saneamento Basico do Estado de Sao Paulo SABESP—ADR	1,342	15,567
Cia Energetica de Minas Gerais—ADR	6,540	26,356
Enel Chile SA—ADR	41,724	137,689
Enel SpA—ADR	38,186	254,510
Iberdrola SA—ADR	1,586	75,224
National Grid PLC—ADR	6,316	399,234
Pampa Energia SA—ADR(a)	1,187	54,080
RWE AG—ADR	2,684	110,527

		1,073,379

TOTAL COMMON STOCKS (Cost $74,996,634)		75,349,500

PREFERRED STOCKS—1.01%
Banks—0.34%
Banco Bradesco SA—ADR, 6.406%(b)	19,996	59,788
Bancolombia SA—ADR 9.503%(b)	2,771	73,986
Itau Unibanco Holding SA—ADR 4.316%(b)	23,796	130,878

		264,652

Energy—0.41%
Petroleo Brasileiro SA—ADR 10.702%(b)	23,751	307,338

Materials—0.18%
Gerdau SA—ADR 14.043%(b)	27,206	141,743

Utilities—0.08%
Cia Energetica de Minas Gerais—ADR 8.911%(b)	20,847	50,867
Cia Paranaense de Energia—ADR 4.014%(b)	1,613	13,791

		64,658

TOTAL PREFERRED STOCKS (Cost $714,122)		778,391

MONEY MARKET FUNDS—0.85%
First American Government Obligations Fund, Class X, 5.247%(c)	657,783	657,783

TOTAL MONEY MARKET FUNDS (Cost $657,783)		657,783

Total Investments (Cost $76,368,539)—99.69%		76,785,674
Other Assets in Excess of Liabilities—0.31%		236,715

TOTAL NET ASSETS—100.00%		$77,022,389

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Perpetual preferred stock with no stated maturity.
(c)	The rate shown represents the seven day yield at August 31, 2023.

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

August 31, 2023 (Continued)

Abbreviations
AB	Aktiebolag is a Swedish term for a stock company.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
A/S	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
ASA	Allmennaksjeselskap is a Norwegian term for a stock company.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtio is a Finnish term for publicly-traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a publicly traded company.
SAB de CV	Sociedad Anonima de Capital Variable is a Spanish term for an SA with variable capital.
SE	Societas Europea is a term for a European Public Limited Liability Company.
SpA	Soicieta per Azioni is an Italian term for limited share company.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE U.S. EQUITY ETF	Schedule of Investments

August 31, 2023

	Shares	Value
COMMON STOCKS—87.34%
Automobiles & Components—1.90%
BorgWarner, Inc.	4,997	$203,628
General Motors Co.	6,462	216,542
Rivian Automotive, Inc.(a)	1,997	45,392
Tesla, Inc.(a)	11,434	2,950,886

		3,416,448

Banks—2.42%
Bank of America Corp.	27,352	784,182
Citigroup, Inc.	8,942	369,215
Huntington Bancshares, Inc.	12,361	137,083
JPMorgan Chase & Co.	16,832	2,463,027
Wells Fargo & Co.	14,728	608,119

		4,361,626

Capital Goods—4.83%
Boeing Co.(a)	1,841	412,439
Carrier Global Corp.	8,224	472,469
Cummins, Inc.	746	171,610
Deere & Co.	789	324,232
Eaton Corp PLC	3,577	824,033
Ferguson PLC	1,052	169,961
Fortive Corp.	7,569	596,816
General Electric Co.	10,239	1,171,956
Honeywell International, Inc.	3,626	681,470
Howmet Aerospace, Inc.	3,419	169,138
Hubbell, Inc.	528	172,154
Illinois Tool Works, Inc.	789	195,159
Lockheed Martin Corp.	789	353,748
PACCAR, Inc.	8,524	701,440
Raytheon Technologies Corp.	5,786	497,827
Snap-on, Inc.	1,010	271,286
Textron, Inc.	6,049	470,068
Trane Technologies PLC	1,950	400,257
United Rentals, Inc.	901	429,363
WW Grainger, Inc.	311	222,098

		8,707,524

Commercial & Professional Services—1.60%
Automatic Data Processing, Inc.	3,915	996,799
Cintas Corp.	1,785	899,943
Copart, Inc.(a)	21,904	981,956

		2,878,698

Consumer Discretionary Distribution & Retail—4.35%
Amazon.com, Inc.(a)	37,962	5,239,136
Chewy, Inc.(a)	2,480	59,470
Home Depot, Inc.	4,586	1,514,756
LKQ Corp.	5,523	290,123
Lowe’s Cos, Inc.	789	181,849
Ross Stores, Inc.	435	52,987
TJX Cos, Inc.	4,208	389,156
Ulta Beauty, Inc.(a)	288	119,529

		7,847,006

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE U.S. EQUITY ETF	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Consumer Durables & Apparel—1.56%
DR Horton, Inc.	4,448	$529,401
Garmin Ltd.	1,138	120,651
Lennar Corp.—Class A	5,651	672,978
Lennar Corp.—Class B	5,730	611,162
NIKE, Inc.	1,644	167,211
PulteGroup, Inc.	8,719	715,480

		2,816,883

Consumer Services—1.23%
Caesars Entertainment, Inc.(a)	4,440	245,354
Darden Restaurants, Inc.	2,630	408,991
DoorDash, Inc.(a)	2,104	177,010
McDonald’s Corp.	3,945	1,109,137
MGM Resorts International	3,326	146,277
Starbucks Corp.	1,422	138,560

		2,225,329

Consumer Staples Distribution & Retail—1.24%
Costco Wholesale Corp.	1,087	597,067
Kroger Co.	3,855	178,833
Walmart, Inc.	8,991	1,462,027

		2,237,927

Energy—3.27%
Cheniere Energy, Inc.	333	54,346
Chevron Corp.	5,558	895,394
ConocoPhillips	2,807	334,117
Coterra Energy, Inc.	6,494	183,066
Exxon Mobil Corp.	20,985	2,333,321
Marathon Petroleum Corp.	6,032	861,189
Occidental Petroleum Corp.	3,062	192,263
Phillips 66	4,706	537,237
Valero Energy Corp.	3,925	509,858

		5,900,791

Financial Services—7.29%
Bank of New York Mellon Corp.	11,835	531,036
Berkshire Hathaway, Inc.(a)	9,871	3,555,534
BlackRock, Inc.	1,514	1,060,618
Blackstone, Inc.	546	58,078
Block, Inc.(a)	3,617	208,520
Cboe Global Markets, Inc.	798	119,469
Charles Schwab Corp.	1,762	104,222
Coinbase Global, Inc.(a)	391	31,124
Equitable Holdings, Inc.	9,994	287,827
Fiserv, Inc.(a)	4,127	500,977
Franklin Resources, Inc.	12,854	343,716
Goldman Sachs Group, Inc.	1,841	603,314
Interactive Brokers Group, Inc.	3,682	335,357
MarketAxess Holdings, Inc.	284	68,424
Mastercard, Inc.	4,042	1,667,891
Morgan Stanley	7,683	654,207
PayPal Holdings, Inc.(a)	3,259	203,720
State Street Corp.	6,610	454,371

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE U.S. EQUITY ETF	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Synchrony Financial	4,997	$161,303
Visa, Inc.	8,942	2,196,871

		13,146,579

Food, Beverage & Tobacco—2.49%
Altria Group, Inc.	12,983	574,108
Coca-Cola Co.	2,042	122,173
Hershey Co.	789	169,525
J M Smucker Co.	2,630	381,219
Mondelez International, Inc.	18,410	1,311,896
PepsiCo, Inc.	9,630	1,713,369
Philip Morris International, Inc.	2,199	211,236

		4,483,526

Health Care Equipment & Services—3.92%
Boston Scientific Corp.(a)	10,520	567,449
Cardinal Health, Inc.	2,367	206,710
Cigna Group	1,052	290,626
Elevance Health, Inc.	321	141,885
HCA Healthcare, Inc.	2,293	635,848
Hologic, Inc.(a)	6,871	513,539
Humana, Inc.	467	215,581
Intuitive Surgical, Inc.(a)	1,157	361,771
McKesson Corp.	789	325,320
Medtronic PLC	1,413	115,160
Quest Diagnostics, Inc.	1,216	159,904
Stryker Corp.	1,480	419,654
UnitedHealth Group, Inc.	4,734	2,256,129
Veeva Systems, Inc.(a)	1,578	329,329
Zimmer Biomet Holdings, Inc.	4,491	534,968

		7,073,873

Household & Personal Products—1.20%
Kimberly-Clark Corp.	1,052	135,529
Procter & Gamble Co.	13,189	2,035,590

		2,171,119

Insurance—1.94%
Aflac, Inc.	16,321	1,217,058
Aon PLC	996	332,056
Arch Capital Group Ltd.(a)	5,192	399,057
Everest Group Ltd.	405	146,075
Fidelity National Financial, Inc.	7,101	293,981
Globe Life, Inc.	2,367	264,086
Hartford Financial Services Group, Inc.	2,523	181,202
Principal Financial Group, Inc.	8,656	672,658

		3,506,173

Materials—1.75%
Albemarle Corp.	774	153,802
CF Industries Holdings, Inc.	789	60,808
Corteva, Inc.	4,471	225,830
DuPont de Nemours, Inc.	8,153	626,884
Freeport-McMoRan, Inc.	6,027	240,538
International Paper Co.	4,734	165,311

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE U.S. EQUITY ETF	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Linde PLC	3,260	$1,261,751
Newmont Corp.	827	32,600
Nucor Corp.	422	72,626
Packaging Corp of America	617	91,995
Steel Dynamics, Inc.	2,012	214,459

		3,146,604

Media & Entertainment—7.48%
Activision Blizzard, Inc.	12	1,104
Alphabet, Inc.—Class C(a)	19,896	2,732,716
Alphabet, Inc.—Class A(a)	30,588	4,165,167
Comcast Corp.	16,660	779,022
Endeavor Group Holdings, Inc.(a)	1,144	25,042
Fox Corp.—Class A	15,732	520,100
Fox Corp.—Class B	14,547	443,974
Meta Platforms, Inc.(a)	10,340	3,059,502
Netflix, Inc.(a)	2,026	878,636
ROBLOX Corp.(a)	1,737	49,140
Trade Desk, Inc.(a)	2,620	209,679
Walt Disney Co.(a)	7,490	626,763

		13,490,845

Pharmaceuticals, Biotechnology & Life Sciences—6.94%
AbbVie, Inc.	8,584	1,261,505
Amgen, Inc.	1,143	292,997
Biogen, Inc.(a)	678	181,270
Bristol-Myers Squibb Co.	14,728	907,981
Eli Lilly & Co.	4,150	2,299,930
Gilead Sciences, Inc.	11,624	889,004
Johnson & Johnson	13,350	2,158,428
Merck & Co, Inc.	13,136	1,431,561
Moderna, Inc.(a)	1,602	181,138
Pfizer, Inc.	27,409	969,730
Regeneron Pharmaceuticals, Inc.(a)	575	475,232
Seagen, Inc.(a)	397	81,810
Thermo Fisher Scientific, Inc.	1,841	1,025,621
Vertex Pharmaceuticals, Inc.(a)	1,001	348,688

		12,504,895

Real Estate Management & Development—0.21%
CBRE Group, Inc.(a)	2,367	201,313
Zillow Group, Inc.—Class A(a)	1,024	52,142
Zillow Group, Inc.—Class C(a)	2,360	123,098

		376,553

Semiconductors & Semiconductor Equipment—6.98%
Advanced Micro Devices, Inc.(a)	6,000	634,320
Analog Devices, Inc.	2,864	520,618
Applied Materials, Inc.	7,309	1,116,523
Broadcom, Inc.	2,780	2,565,634
KLA Corp.	526	263,984
Lam Research Corp.	526	369,462
Microchip Technology, Inc.	9,629	788,037
NVIDIA Corp.	10,553	5,208,433
ON Semiconductor Corp.(a)	2,441	240,341

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE U.S. EQUITY ETF	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
QUALCOMM, Inc.	2,250	$257,693
Skyworks Solutions, Inc.	5,677	617,317

		12,582,362

Software & Services—10.65%
Accenture PLC	5,837	1,889,846
Adobe, Inc.(a)	3,239	1,811,703
ANSYS, Inc.(a)	893	284,751
Atlassian Corp.(a)	542	110,601
Cloudflare, Inc.(a)	2,884	187,547
Datadog, Inc.(a)	2,835	273,521
DocuSign, Inc.(a)	2,367	119,060
Microsoft Corp.	31,336	10,270,688
Okta, Inc.(a)	1,044	87,184
Oracle Corp.	3,667	441,470
Palantir Technologies, Inc.(a)	15,480	231,890
Palo Alto Networks, Inc.(a)	1,248	303,638
Roper Technologies, Inc.	1,841	918,769
Salesforce, Inc.(a)	5,930	1,313,258
Snowflake, Inc.(a)	1,917	300,681
Synopsys, Inc.(a)	711	326,271
Twilio, Inc.(a)	1,841	117,290
Zoom Video Communications, Inc.(a)	2,630	186,809

		19,174,977

Technology Hardware & Equipment—8.90%
Amphenol Corp.	9,748	861,528
Apple, Inc.	62,940	11,824,539
Arista Networks, Inc.(a)	1,264	246,771
CDW Corp.	789	166,597
Cisco Systems, Inc.	28,871	1,655,752
Corning, Inc.	11,309	371,161
Hewlett Packard Enterprise Co.	16,569	281,507
Juniper Networks, Inc.	13,574	395,275
Keysight Technologies, Inc.(a)	1,841	245,405

		16,048,535

Telecommunication Services—0.98%
AT&T, Inc.	8,936	132,163
T-Mobile US, Inc.(a)	5,639	768,314
Verizon Communications, Inc.	24,722	864,776

		1,765,253

Transportation—1.71%
American Airlines Group, Inc.(a)	5,374	79,159
Delta Air Lines, Inc.	4,077	174,822
Expeditors International of Washington, Inc.	1,841	214,863
FedEx Corp.	789	205,945
Old Dominion Freight Line, Inc.	1,269	542,333
Uber Technologies, Inc.(a)	9,889	467,057
Union Pacific Corp.	2,842	626,859
United Airlines Holdings, Inc.(a)	3,106	154,710
United Parcel Service, Inc.	3,604	610,518

		3,076,266

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE U.S. EQUITY ETF	Schedule of Investments

August 31, 2023 (Continued)

	Shares	Value
Utilities—2.50%
AES Corp.	8,346	$149,644
Ameren Corp.	5,523	437,808
CenterPoint Energy, Inc.	19,443	542,265
Consolidated Edison, Inc.	4,068	361,889
Edison International	1,841	126,753
Evergy, Inc.	9,994	549,370
NextEra Energy, Inc.	9,963	665,528
NiSource, Inc.	20,757	555,457
PG&E Corp.(a)	22,137	360,833
PPL Corp.	14,728	367,022
Public Service Enterprise Group, Inc.	4,287	261,850
Vistra Corp.	2,411	75,754
Xcel Energy, Inc.	1,052	60,101

		4,514,274

TOTAL COMMON STOCKS (Cost $143,293,454)		157,454,066

EXCHANGE TRADED FUNDS—9.73%
Dimensional US Small Cap ETF	315,600	17,537,892

TOTAL EXCHANGE TRADED FUNDS (Cost $16,177,248)		17,537,892

REAL ESTATE INVESTMENT TRUSTS—2.22%
Equity Real Estate Investment Trusts (REITs)—2.22%
American Tower Corp.	2,878	521,839
Boston Properties, Inc.	2,630	175,605
Host Hotels & Resorts, Inc.	15,007	236,961
Iron Mountain, Inc.	4,471	284,087
Prologis, Inc.	4,945	614,169
Public Storage	289	79,874
Regency Centers Corp.	8,820	548,604
Simon Property Group, Inc.	3,014	342,059
VICI Properties, Inc.	19,550	602,922
Weyerhaeuser Co.	10,783	353,143
WP Carey, Inc.	3,848	250,312

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,011,538)		4,009,575

MONEY MARKET FUNDS—0.59%
First American Government Obligations Fund, Class X, 5.247%(b)	1,069,655	1,069,655

TOTAL MONEY MARKET FUNDS (Cost $1,069,655)		1,069,655

Total Investments (Cost $164,551,895)—99.88%		180,071,188
Other Assets in Excess of Liabilities—0.12%		209,246

TOTAL NET ASSETS—100.00%		$180,280,434

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the seven day yield at August 31, 2023.

Abbreviations
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Envestnet Funds

August 31, 2023

Statements of Assets and Liabilities

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund	ActivePassive Core Bond ETF	ActivePassive Intermediate Municipal Bond ETF	ActivePassive International Equity ETF	ActivePassive U.S. Equity ETF
Assets
Investments, at value(1)(2)	$424,973,597	$1,069,134,977	$99,484,629	$30,198,217	$76,785,674	$180,071,188
Receivables:
Investments sold	6,878,082	—	277,556	—	96,274	—
Dividends and interest	2,509,040	2,415,873	651,511	296,457	203,003	249,532
Fund shares sold	610,438	1,312,907	—	—	—	—
Securities lending	6,705	100,191	—	—	—	—
Other assets	26,412	25,275	—	—	—	—

Total Assets	435,004,274	1,072,989,223	100,413,696	30,494,674	77,084,951	180,320,720

Liabilities
Payables:
Investments purchased	7,288,508	—	456,281	—	38,350	—
Fund shares redeemed	232,752	619,816	—	—	—	—
Collateral on securities loaned	49,844,301	200,726,076	—	—	—	—
Affiliates	148,939	202,042	—	—	—	—
Adviser	125,336	391,739	24,568	4,311	24,212	40,286
Distributor	7,487	18,952	—	—	—	—
Accrued expenses and other liabilities	51,438	63,191	—	—	—	—

Total Liabilities	57,698,761	202,021,816	480,849	4,311	62,562	40,286

Net Assets	$377,305,513	$870,967,407	$99,932,847	$30,490,363	$77,022,389	$180,280,434

Net assets consist of:
Paid-in capital	$441,345,781	$681,698,091	$102,325,481	$31,185,636	$76,391,493	$164,429,552
Total distributable earnings (deficit)	(64,040,268)	189,269,316	(2,392,634)	(695,273)	630,896	15,850,882

Net assets	$377,305,513	$870,967,407	$99,932,847	$30,490,363	$77,022,389	$180,280,434

Advisor Class Shares
Net assets	35,212,452	89,079,371	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	2,395,306	3,101,743	N/A	N/A	N/A	N/A
Net asset value and redemption price per share	$14.70	$28.72	N/A	N/A	N/A	N/A

Institutional Class Shares
Net assets	342,093,061	781,888,036	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	23,382,733	27,306,321	N/A	N/A	N/A	N/A
Net asset value and redemption price per share	$14.63	$28.63	N/A	N/A	N/A	N/A

Total Fund Shares
Net assets	N/A	N/A	99,932,847	30,490,363	77,022,389	180,280,434
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	N/A	N/A	3,425,000	1,250,000	3,050,000	6,575,000
Net asset value and redemption price per share	N/A	N/A	$29.18	$24.39	$25.25	$27.42

(1) Cost of investments	$453,721,536	$928,310,417	$101,949,368	$30,945,397	$76,368,539	$164,551,895
(2) Includes loaned securities with a value of	$48,889,480	$195,341,462	N/A	N/A	N/A	N/A

The accompanying notes are an integral part of these financial statements.

Envestnet Funds

For the Year/Period Ended August 31, 2023

Statements of Operations

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund		ActivePassive Core Bond ETF(2)	ActivePassive Intermediate Municipal Bond ETF(2)	ActivePassive International Equity ETF(2)	ActivePassive U.S. Equity ETF(2)
Investment Income:
Interest	$15,013,303	$460,334		$1,021,234	$228,368	$10,876	$24,653
Dividends	103,658	21,257,602	(1)	165,928	5,197	633,963	860,329
Securities lending, net	48,258	1,504,350		—	—	—	—

	15,165,219	23,222,286		1,187,162	233,565	644,839	884,982

Expenses:
Investment management fees	2,589,631	4,898,995		105,625	32,777	102,214	157,362
Transfer agent fees and expenses	309,395	421,203		—	—	—	—
Fund accounting fees	223,590	251,261		—	—	—	—
Fund administration fees	220,371	422,270		—	—	—	—
Distribution fees—Advisor Class	101,481	246,836		—	—	—	—
Custody fees	70,983	113,390		—	—	—	—
Federal and state registration fees	45,302	49,159		—	—	—	—
Reports to shareholders	37,454	57,634		—	—	—	—
Audit and tax fees	32,964	30,275		—	—	—	—
Trustees’ fees	20,944	20,944		—	—	—	—
Legal fees	20,757	25,386		—	—	—	—
Chief Compliance Officer fees	16,848	12,008		—	—	—	—
Insurance fees	6,687	9,410		—	—	—	—
Other expenses	11,721	52,738		—	—	—	—

Total expenses before waiver or recoupment	3,708,128	6,611,509		105,625	32,777	102,214	157,362
Recoupment or (waivers) by Adviser (Note 4)	(1,216,182)	—		—	—	—	—

Net expenses	2,491,946	6,611,509		105,625	32,777	102,214	157,362

Net Investment Income	12,673,273	16,610,777		1,081,537	200,788	542,625	727,620

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(29,394,666)	43,875,237		(243,469)	—	(328,864)	(396,031)
Foreign currency translations	—	(34)		—	—	—	—

	(29,394,666)	43,875,203		(243,469)	—	(328,864)	(396,031)

Net change in unrealized appreciation/ depreciation on:
Investments	14,364,708	62,550,516		(2,464,739)	(747,180)	417,135	15,519,293
Foreign currency translations	—	175		—	—	—	—

	14,364,708	62,550,691		(2,464,739)	(747,180)	417,135	15,519,293

Net gain (loss) on investments and foreign currency	(15,029,958)	106,425,894		(2,708,208)	(747,180)	88,271	15,123,262

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,356,685)	$123,036,671		$(1,626,671)	$(546,392)	$630,896	$15,850,882

(1)	Net of $2,487,632 in foreign withholding tax and ADR issuance fees.
(2)	The ActivePassive ETFs commenced operations on May 2, 2023.

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Core Fixed Income Fund

	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations:
Net investment income	$12,673,273	$8,061,814
Net realized loss on investments and foreign currency	(28,245,864)	(13,664,537)
Net change in unrealized appreciation/depreciation	13,215,906	(53,405,265)

Net decrease in net assets resulting from operations	(2,356,685)	(59,007,988)

Dividends and distributions to shareholders:
Net dividends and distributions—Advisor Class	(975,810)	(1,595,925)
Net dividends and distributions—Institutional Class	(9,508,545)	(12,321,690)

Net decrease in net assets resulting from distributions paid	(10,484,355)	(13,917,615)

Fund share transactions:
Shares sold—Advisor Class	3,007,135	7,168,556
Shares issued to holders in reinvestment of dividends—Advisor Class	924,231	1,491,948
Shares redeemed—Advisor Class	(15,925,172)	(14,596,658)
Shares sold—Institutional Class	72,607,206	86,898,216
Shares issued to holders in reinvestment of dividends—Institutional Class	9,327,707	12,049,084
Shares redeemed—Institutional Class	(111,997,721)	(69,108,827)

Net increase (decrease) in net assets from share transactions	(42,056,614)	23,902,319

Net decrease in net assets	(54,897,654)	(49,023,284)

Net Assets:
Beginning of year	432,203,167	481,226,451

End of year	$377,305,513	$432,203,167

Change in shares outstanding:
Shares sold—Advisor Class	204,480	441,871
Shares issued to holders in reinvestment of dividends—Advisor Class	62,702	87,096
Shares redeemed—Advisor Class	(1,083,240)	(907,842)
Shares sold—Institutional Class	4,965,378	5,358,720
Shares issued to holders in reinvestment of dividends—Institutional Class	636,704	707,521
Shares redeemed—Institutional Class	(7,601,130)	(4,317,982)

Net increase (decrease)	(2,815,106)	1,369,384

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Diversified Equity Fund

	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations:
Net investment income	$16,610,777	$17,834,029
Net realized gain on investments and foreign currency	43,875,203	18,110,194
Net change in unrealized appreciation/depreciation	62,550,691	(204,917,579)

Net increase (decrease) in net assets resulting from operations	123,036,671	(168,973,356)

Dividends and distributions to shareholders:
Net dividends and distributions—Advisor Class	(2,458,329)	(12,392,239)
Net dividends and distributions—Institutional Class	(21,858,127)	(84,074,812)

Net decrease in net assets resulting from distributions paid	(24,316,456)	(96,467,051)

Fund share transactions:
Shares sold—Advisor Class	4,071,696	7,572,421
Shares issued to holders in reinvestment of dividends—Advisor Class	2,215,697	11,072,585
Shares redeemed—Advisor Class	(34,595,745)	(32,248,448)
Shares sold—Institutional Class	95,220,105	160,802,988
Shares issued to holders in reinvestment of dividends—Institutional Class	21,411,668	81,786,080
Shares redeemed—Institutional Class	(247,585,292)	(134,799,799)

Net increase (decrease) in net assets from share transactions	(159,261,871)	94,185,827

Net decrease in net assets	(60,541,656)	(171,254,580)

Net Assets:
Beginning of year	931,509,063	1,102,763,643

End of year	$870,967,407	$931,509,063

Change in shares outstanding:
Shares sold—Advisor Class	153,167	250,610
Shares issued to holders in reinvestment of dividends—Advisor Class	86,315	363,274
Shares redeemed—Advisor Class	(1,279,701)	(1,120,394)
Shares sold—Institutional Class	3,570,221	5,455,371
Shares issued to holders in reinvestment of dividends—Institutional Class	838,030	2,696,541
Shares redeemed—Institutional Class	(9,121,606)	(4,671,737)

Net increase (decrease)	(5,753,574)	2,973,665

The accompanying notes are an integral part of these financial statements.

ActivePassive ETFs

Statements of Changes in Net Assets

Core Bond ETF

Period Ended August 31, 2023(1)
Operations:
Net investment income	$1,081,537
Net realized loss on investments and foreign currency	(243,469)
Net change in unrealized depreciation	(2,464,739)

Net decrease in net assets resulting from operations	(1,626,671)

Dividends and distributions to shareholders:
Net dividends and distributions	(765,963)

Net decrease in net assets resulting from distributions paid	(765,963)

Fund share transactions:
Shares sold	102,315,967
Transaction fees (Note 7)	9,514

Net increase in net assets from share transactions	102,325,481

Net increase in net assets	99,932,847

Net Assets:
Beginning of period	—

End of period	$99,932,847

Change in shares outstanding:
Shares sold	3,425,000

Net increase	3,425,000

(1)	The Fund commenced operations on May 2, 2023.

The accompanying notes are an integral part of these financial statements.

ActivePassive ETFs

Statements of Changes in Net Assets

Intermediate Municipal Bond ETF

Period Ended August 31, 2023(1)
Operations:
Net investment income	$200,788
Net change in unrealized depreciation	(747,180)

Net decrease in net assets resulting from operations	(546,392)

Dividends and distributions to shareholders:
Net dividends and distributions	(148,881)

Net decrease in net assets resulting from distributions paid	(148,881)

Fund share transactions:
Shares sold	31,183,795
Transaction fees (Note 7)	1,841

Net increase in net assets from share transactions	31,185,636

Net increase in net assets	30,490,363

Net Assets:
Beginning of period	—

End of period	$30,490,363

Change in shares outstanding:
Shares sold	1,250,000

Net increase	1,250,000

(1)	The Fund commenced operations on May 2, 2023.

The accompanying notes are an integral part of these financial statements.

ActivePassive ETFs

Statements of Changes in Net Assets

International Equity ETF

Period Ended August 31, 2023(1)
Operations:
Net investment income	$542,625
Net realized loss on investments and foreign currency	(328,864)
Net change in unrealized appreciation	417,135

Net increase in net assets resulting from operations	630,896

Fund share transactions:
Shares sold	76,391,493

Net increase in net assets from share transactions	76,391,493

Net increase in net assets	77,022,389

Net Assets:
Beginning of period	—

End of period	$77,022,389

Change in shares outstanding:
Shares sold	3,050,000

Net increase	3,050,000

(1)	The Fund commenced operations on May 2, 2023.

The accompanying notes are an integral part of these financial statements.

ActivePassive ETFs

Statements of Changes in Net Assets

U.S. Equity ETF

Period Ended August 31, 2023(1)
Operations:
Net investment income	$727,620
Net realized loss on investments and foreign currency	(396,031)
Net change in unrealized appreciation	15,519,293

Net increase in net assets resulting from operations	15,850,882

Fund share transactions:
Shares sold	164,429,552

Net increase in net assets from share transactions	164,429,552

Net increase in net assets	180,280,434

Net Assets:
Beginning of period	—

End of period	$180,280,434

Change in shares outstanding:
Shares sold	6,575,000

Net increase	6,575,000

(1)	The Fund commenced operations on May 2, 2023.

The accompanying notes are an integral part of these financial statements.

PMC Core Fixed Income Fund—Advisor Class

Financial Highlights

	Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021		Year Ended August 31, 2020		Year Ended August 31, 2019
Net asset value, beginning of year	$15.17	$17.74	$18.50		$17.65		$16.53

Income from investment operations:
Net investment income(1)	0.43	0.25	0.27		0.35		0.42
Net realized and unrealized gain (loss)(4)	(0.57)	(2.36)	0.01		0.92		1.09

Total from investment operations	(0.14)	(2.11)	0.28		1.27		1.51

Less distributions paid:
Dividends from net investment income	(0.33)	(0.24)	(0.33)		(0.40)		(0.39)
Distributions from net realized gains	—	(0.22)	(0.71)		(0.02)		—

Total distributions paid	(0.33)	(0.46)	(1.04)		(0.42)		(0.39)

Net asset value, end of year	$14.70	$15.17	$17.74		$18.50		$17.65

Total return	-0.89%	-12.20%	1.53%		7.39%		9.37%

Ratios / supplemental data
Net assets, end of year (000’s)	$35,212	$48,723	$63,678		$121,267		$399,389
Ratio of expenses to average net assets before waiver and reimbursements	1.16%	1.13%	1.22%		1.31%		1.28%
Ratio of expenses to average net assets after waiver and reimbursements	0.85%	0.85%	0.92	%(3)	1.00	%(2)	1.00	%(2)
Ratio of net investment income to average net assets before waiver and reimbursements	2.63%	1.22%	1.22%		1.72%		2.22%
Ratio of net investment income to average net assets after waiver and reimbursements	2.94%	1.50%	1.52%		2.03%		2.50%
Portfolio turnover rate(5)	195.1%	201.7%	227.0%		180.7%		144.3%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Reflects expense cap of 0.75% (plus Rule 12b-1 fees of 0.25%).
(3)	Effective January 26, 2021, the expense limitation cap was reduced from 0.75% to 0.60% (plus Rule 12b-1 fees of 0.25%).
(4)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(5)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

PMC Core Fixed Income Fund—Institutional Class

Financial Highlights

	Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021		Year Ended August 31, 2020	Period Ended August 31, 2019(1)
Net asset value, beginning of year/period	$15.11	$17.67	$18.47		$17.66	$17.23

Income from investment operations:
Net investment income(2)	0.47	0.29	0.30		0.39	0.07
Net realized and unrealized gain (loss)(6)	(0.57)	(2.35)	0.02		0.92	0.36

Total from investment operations	(0.10)	(2.06)	0.32		1.31	0.43

Less distributions paid:
Dividends from net investment income	(0.38)	(0.28)	(0.41)		(0.48)	—
Distributions from net realized gains	—	(0.22)	(0.71)		(0.02)	—

Total distributions paid	(0.38)	(0.50)	(1.12)		(0.50)	—

Net asset value, end of year/period	$14.63	$15.11	$17.67		$18.47	$17.66

Total return(3)	-0.67%	-11.95%	1.77%		7.65%	2.50%

Ratios / supplemental data
Net assets, end of year/period (000’s)	$342,093	$383,481	$417,548		$284,610	$1
Ratio of expenses to average net assets before waiver and reimbursements(4)	0.91%	0.88%	0.96%		1.06%	0.75%
Ratio of expenses to average net assets after waiver and reimbursements(4)	0.60%	0.60%	0.66	%(5)	0.75%	0.75%
Ratio of net investment income to average net assets before waiver and reimbursements(4)	2.90%	1.49%	1.42%		1.87%	2.33%
Ratio of net investment income to average net assets after waiver and reimbursements(4)	3.21%	1.77%	1.72%		2.18%	2.33%
Portfolio turnover rate(3)(7)	195.1%	201.7%	227.0%		180.7%	144.3%

(1)	Institutional Class shares commenced operations on July 1, 2019.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Effective January 26, 2021, the expense limitation cap was reduced from 0.75% to 0.60%.
(6)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(7)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

PMC Diversified Equity Fund—Advisor Class

Financial Highlights

	Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021		Year Ended August 31, 2020		Year Ended August 31, 2019
Net asset value, beginning of year	$25.83	$33.27	$25.61		$23.77		$28.40

Income (loss) from investment operations:
Net investment income(1)	0.42	0.43	0.32		0.29		0.34
Net realized and unrealized gain (loss)(3)	3.10	(5.10)	7.61		1.86		(2.21)

Total from investment operations	3.52	(4.67)	7.93		2.15		(1.87)

Less distributions paid:
Dividends from net investment income	(0.29)	(0.53)	(0.27)		(0.31)		(0.17)
Distributions from net realized gains	(0.34)	(2.24)	—		—		(2.59)

Total distributions paid	(0.63)	(2.77)	(0.27)		(0.31)		(2.76)

Net asset value, end of year	$28.72	$25.83	$33.27		$25.61		$23.77

Total return	13.94%	-15.34%	31.20%		9.01%		-5.54%

Ratios / supplemental data
Net assets, end of year (000’s)	$89,079	$107,004	$154,671		$235,018		$818,269
Ratio of expenses to average net assets before waiver and reimbursements	0.94%	0.93%	0.93%		0.95%		0.94%
Ratio of expenses to average net assets after waiver and reimbursements	0.94%	0.93%	0.97	%(2)	0.98	%(2)	0.98	%(2)
Ratio of net investment income to average net assets before waiver and reimbursements	1.57%	1.46%	1.14%		1.21%		1.42%
Ratio of net investment income to average net assets after waiver and reimbursements	1.57%	1.46%	1.10%		1.18%		1.38%
Portfolio turnover rate(4)	100.6%	59.6%	72.3%		55.1%		111.4%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Reflects expense cap of 0.73% (plus Rule 12b-1 fees of 0.25%).
(3)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(4)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

PMC Diversified Equity Fund—Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Period Ended August 31, 2019(1)
Net asset value, beginning of year/period	$25.75	$33.22	$25.59	$23.78	$24.69

Income from investment operations:
Net investment income(2)	0.49	0.51	0.42	0.39	0.06
Net realized and unrealized gain (loss)(5)	3.08	(5.09)	7.58	1.84	(0.97)

Total from investment operations	3.57	(4.58)	8.00	2.23	(0.91)

Less distributions paid:
Dividends from net investment income	(0.35)	(0.65)	(0.37)	(0.42)	—
Distributions from net realized gains	(0.34)	(2.24)	—	—	—

Total distributions paid	(0.69)	(2.89)	(0.37)	(0.42)	—

Net asset value, end of year/period	$28.63	$25.75	$33.22	$25.59	$23.78

Total return(3)	14.19%	-15.13%	31.56%	9.36%	-3.69%

Ratios / supplemental data
Net assets, end of year/period (000’s)	$781,888	$824,505	$948,092	$664,055	$1
Ratio of expenses to average net assets(4)	0.69%	0.68%	0.68%	0.71%	0.73%
Ratio of net investment income to average net assets(4)	1.83%	1.73%	1.43%	1.64%	1.42%
Portfolio turnover rate(3)(6)	100.6%	59.6%	72.3%	55.1%	111.4%

(1)	Institutional Class shares commenced operations on July 1, 2019.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(6)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

ActivePassive Core Bond ETF

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

Period Ended August 31, 2023(1)
Net asset value, beginning of period	$30.00

Income from investment operations:
Net investment income(2)	0.35
Net realized and unrealized gain (loss)(5)	(0.93)

Total from investment operations	(0.58)

Less distributions paid:
Dividends from net investment income	(0.24)

Total distributions paid	(0.24)

Net asset value, end of period	$29.18

Total return(3)(6)	-1.96%

Ratios / supplemental data
Net assets, end of period (000’s)	$99,933
Ratio of expenses to average net assets(4)	0.35%
Ratio of net investment income to average net assets(4)	3.58%
Portfolio turnover rate(3)	12.7%

(1)	Fund commenced operations on May 2, 2023.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(6)	Total return represents the rate that investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total return for a period less than one year is not annualized. Total return represented is total return of Net Asset Value. Total return of the Market Value is -1.80%.

The accompanying notes are an integral part of these financial statements.

ActivePassive Intermediate Municipal Bond ETF

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

Period Ended August 31, 2023(1)
Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income(2)	0.17
Net realized and unrealized gain (loss)(5)	(0.66)

Total from investment operations	(0.49)

Less distributions paid:
Dividends from net investment income	(0.12)

Total distributions paid	(0.12)

Net asset value, end of period	$24.39

Total return(3)(6)	-1.94%

Ratios / supplemental data
Net assets, end of period (000’s)	$30,490
Ratio of expenses to average net assets(4)	0.35%
Ratio of net investment income to average net assets(4)	2.14%
Portfolio turnover rate(3)	0.0%

(1)	Fund commenced operations on May 2, 2023.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(6)	Total return represents the rate that investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total return for a period less than one year is not annualized. Total return represented is total return of Net Asset Value. Total return of the Market Value is -1.93%.

The accompanying notes are an integral part of these financial statements.

ActivePassive International Equity ETF

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

Period Ended August 31, 2023(1)
Net asset value, beginning of period	$24.73

Income from investment operations:
Net investment income(2)	0.20
Net realized and unrealized gain (loss)(5)	0.32

Total from investment operations	0.52

Net asset value, end of period	$25.25

Total return(3)(6)	2.12%

Ratios / supplemental data
Net assets, end of period (000’s)	$77,022
Ratio of expenses to average net assets(4)	0.45%
Ratio of net investment income to average net assets(4)	2.39%
Portfolio turnover rate(3)	15.1%

(1)	Fund commenced operations on May 2, 2023.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(6)	Total return represents the rate that investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total return for a period less than one year is not annualized. Total return represented is total return of Net Asset Value. Total return of the Market Value is 2.16%.

The accompanying notes are an integral part of these financial statements.

ActivePassive U.S. Equity ETF

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

Period Ended August 31, 2023(1)
Net asset value, beginning of period	$24.75

Income from investment operations:
Net investment income(2)	0.12
Net realized and unrealized gain (loss)(5)	2.55

Total from investment operations	2.67

Net asset value, end of period	$27.42

Total return(3)(6)	10.78%

Ratios / supplemental data
Net assets, end of period (000’s)	$180,280
Ratio of expenses to average net assets(4)	0.30%
Ratio of net investment income to average net assets(4)	1.39%
Portfolio turnover rate(3)	8.9%

(1)	Fund commenced operations on May 2, 2023.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(6)	Total return represents the rate that investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total return for a period less than one year is not annualized. Total return represented is total return of Net Asset Value. Total return of the Market Value is 10.95%.

The accompanying notes are an integral part of these financial statements.

ENVESTNET FUNDS

Notes to Financial Statements

August 31, 2023

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds and the ActivePassive ETFs (each, a “Fund” and together, the “Funds”) represents a distinct series with its own investment objective and policies within the Trust. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.

The investment objective of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) is to provide current income consistent with low volatility of principal. The investment objective of the PMC Diversified Equity Fund (the “Diversified Equity Fund”) is long-term capital appreciation. The Advisor Class of the Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Institutional Class of the Core Fixed Income Fund became effective and commenced operations on July 1, 2019. The Advisor Class of the Diversified Equity Fund became effective and commenced operations on August 26, 2009. The Institutional Class of the Diversified Equity Fund became effective and commenced operations on July 1, 2019. The Advisor Class shares are subject to a 0.25% Rule 12b-1 distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single class of shares. Envestnet Asset Management, Inc. (the “Adviser”) serves as the PMC Fund’s investment adviser. Neuberger Berman Investment Advisers LLC serves as the Core Fixed Income Fund’s sub-adviser.

The investment objective of the ActivePassive Core Bond ETF (“Core Bond ETF”) is to provide current income consistent with low volatility of principal. The investment objective of the ActivePassive Intermediate Municipal Bond ETF (“Intermediate Municipal Bond ETF”) is to provide current income that is exempt from federal income taxes consistent with low volatility of principal. The investment objective of each of the ActivePassive International Equity ETF (“International Equity ETF”) and the ActivePassive U.S. Equity ETF (“U.S. Equity ETF”) is to provide long-term capital appreciation. The ActivePassive ETFs commenced operations on May 2, 2023. Envestnet Asset Management, Inc. (the “Adviser”) serves as the ActivePassive ETFs’ investment adviser. Neuberger Berman Investment Advisers LLC and Sage Advisory Services, Ltd Co. serve as the Core Bond ETF’s sub-advisers. GW&K Investment Management, LLC serves as the Intermediate Municipal Bond ETF’s sub-adviser. AllianceBernstein L.P. and Causeway Capital Management LLC serve as the International Equity ETF’s sub-advisers.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

Fund securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Odd lots may trade at lower prices than institutional round lots.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Futures contracts are valued at the last settlement price at the close of trading on the relevant exchange or board of trade. Futures contracts for which reliable market quotations are not readily available shall each be valued at a price, supplied by a Pricing Service approved by the Trust’s Board of Trustees (the “Board”) which is in the opinion of such Pricing Service representative of the market value of such positions at the time of determination of the NAV, it being the opinion of the Board that the valuations supplied by such Pricing Service accurately reflect the fair value of such position.

Forward foreign currency contracts are valued at the mean between the bid and asked prices.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Adviser will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical securities.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2023:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset Backed Securities	$—	$41,996,127	$—	$41,996,127
Corporate Bonds*	—	101,899,094	—	101,899,094
Foreign Corporate Bonds*	—	9,109,392	—	9,109,392
Foreign Government Agency Issues	—	4,335,772	—	4,335,772
Foreign Government Notes/Bonds	—	5,425,361	—	5,425,361
Non-Agency Mortgage Backed Securities	—	26,704,400	—	26,704,400
Agency Mortgage Backed Securities	—	114,773,768	—	114,773,768
U.S. Government Agency Issues	—	2,244,448	—	2,244,448
U.S. Government Notes/Bonds	—	52,575,835	—	52,575,835

Total Fixed Income Securities	—	359,064,197	—	359,064,197
Exchange-Traded Funds	12,115,101	—	—	12,115,101
Investments Purchased with Collateral from Securities Lending**	—	—	—	49,844,301
Money Market Funds	3,949,998	—	—	3,949,998

Total Investments in Securities	$16,065,099	$359,064,197	$—	$424,973,597

*	For further breakdown by industry, please refer to the Schedule of Investments.

**	Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been characterized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Statements of Assets and Liabilities. See Note 10 for additional information regarding securities lending activity.

The Fund did not hold any Level 3 securities during the year ended August 31, 2023.

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

Diversified Equity Fund

	Level 1	Level 2	Level 3^	Total
Equity
Common Stocks*	$618,505,931	$7,053,391	$0	$625,559,322
Preferred Stocks*	724,272	—	0	724,272
Exchange-Traded Funds	209,574,333	—	—	209,574,333
Real Estate Investment Trusts*	17,446,376	—	—	17,446,376

Total Equity	846,250,912	7,053,391	0	853,304,303
Investments Purchased with Collateral from Securities Lending**	—	—	—	200,726,076
Money Market Funds	15,104,598	—	—	15,104,598

Total Investments in Securities	$861,355,510	$7,053,391	$0	$1,069,134,977

*	For further breakdown by industry, please refer to the Schedule of Investments.

**	Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been characterized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Statements of Assets and Liabilities. See Note 11 for additional information regarding securities lending activity.

^	The Fund measures Level 3 activity as of the end of each financial reporting period.

As of August 31, 2023, the Fund held Level 3 investments that were valued at the most recent trade price in an inactive market. The Level 3 investments in securities represented less than 1% of the Fund’s net assets and were not considered a significant portion of the Fund’s portfolio. As the Level 3 investments were not considered significant to the financial statements, a reconciliation of Level 3 investments for the year ended August 31, 2023 is not presented.

ActivePassive Core Bond ETF

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset Backed Securities	$—	$1,634,961	$—	$1,634,961
Corporate Bonds*	—	19,306,856	—	19,306,856
Foreign Corporate Bonds*	—	4,301,535	—	4,301,535
Foreign Government Agency Issues	—	53,853	—	53,853
Foreign Government Notes/Bonds	—	84,786	—	84,786
Non-Agency Mortgage Backed Securities	—	1,709,308	—	1,709,308
Agency Mortgage Backed Securities	—	8,667,237	—	8,667,237
U.S. Government Notes/Bonds	—	36,442,177	—	36,442,177
U.S. Government Agency Issues	—	119,526	—	119,526

Total Fixed Income Securities	—	72,320,239	—	72,320,239
Exchange-Traded Funds	26,277,969	—	—	26,277,969
Money Market Funds	886,421	—	—	886,421

Total Investments in Securities	$27,164,390	$72,320,239	$—	$99,484,629

*	For further breakdown by industry, please refer to the Schedule of Investments.

The Fund did not hold any Level 3 securities during the year ended August 31, 2023.

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

ActivePassive Intermediate Municipal Bond ETF

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Municipal Bonds	$—	$28,055,505	$—	$28,055,505

Total Fixed Income Securities	—	28,055,505	—	28,055,505
Exchange-Traded Funds	1,817,076	—	—	1,817,076
Money Market Funds	325,636	—	—	325,636

Total Investments in Securities	$2,142,712	$28,055,505	$—	$30,198,217

The Fund did not hold any Level 3 securities during the year ended August 31, 2023.

ActivePassive International Equity ETF

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks*	$75,137,203	$212,297	$—	$75,349,500
Preferred Stocks*	778,391	—	—	778,391

Total Equity	75,915,594	212,297	—	76,127,891
Money Market Funds	657,783	—	—	657,783

Total Investments in Securities	$76,573,377	$212,297	$—	$76,785,674

*	For further breakdown by industry, please refer to the Schedule of Investments.

The Fund did not hold any Level 3 securities during the year ended August 31, 2023.

ActivePassive U.S. Equity ETF

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks*	$157,454,066	$—	$—	$157,454,066
Exchange-Traded Funds	17,537,892	—	—	17,537,892
Real Estate Investment Trusts*	4,009,575	—	—	4,009,575

Total Equity	179,001,533	—	—	179,001,533
Money Market Funds	1,069,655	—	—	1,069,655

Total Investments in Securities	$180,071,188	$—	$—	$180,071,188

*	For further breakdown by industry, please refer to the Schedule of Investments.

The Fund did not hold any Level 3 securities during the year ended August 31, 2023.

Foreign currencies and other assets denominated in foreign currencies are translated to U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rate as of the close of the New York Stock Exchange (“NYSE”), generally at 4:00 P.M., Eastern time.

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

The Funds may use certain options, futures and forward foreign currency contracts (collectively, “derivative instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Funds did not hold derivative instruments during the year ended August 31, 2023.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts, as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Funds did not enter into any futures contracts during the year ended August 31, 2023.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts may also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) the position provides cash and liquid assets with a value marked-to-market daily, sufficient to cover the counter-party’s potential obligations.

(d)	Forward Foreign Currency Contracts

The Core Fixed Income Fund might purchase a particular currency or enter into a forward foreign currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of currency forward exchange contracts include adverse changes in the value of such instruments and exposure to counterparty credit risk. Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund did not enter into any forward foreign currency contracts during the year ended August 31, 2023.

(e)	Options

The Core Fixed Income Fund may enter into written call options to hedge against changes in the value of equities. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund may enter into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss. The Fund did not enter into any options contracts during the year ended August 31, 2023.

(f)	Security Loans

When the PMC Funds loan securities held in their portfolios, the PMC Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral. The loans are secured by collateral at least equal to: (i) 105% of the market value of the loaned securities that are foreign securities, or 102% of the market value of any other loaned securities, at the time the securities are loaned; and (ii) 100% of the market value of the loaned securities at all times. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the PMC Funds. The PMC Funds have the right under the lending agreement to recover the securities from the borrower on demand. See Note 11 for additional information.

(g)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2023, the Funds did not incur any interest or penalties. The PMC Funds are not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2019.

(h)	Distributions to Shareholders

The Funds will distribute net investment income and net realized capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(i)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

(j)	Share Valuation

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The Funds do not charge a redemption fee, therefore the offering and redemption price per share are equal to a Fund’s net asset value per share.

(k)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Advisor Class shares of the PMC Funds. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means.

(l)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts, premiums and interest-only strips are accreted or amoritzed over the expected life of the respective securities using the constant yield method. Gains and losses on principal payments and short-falls of mortgage backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statements of Operations.

(m)	LIBOR Transition

Certain instruments in which the Funds may invest previously relied in some fashion upon the London Interbank Offered Rate (LIBOR). As of June 30, 2023, the ICE Benchmark Administration (“IBA”), as LIBOR administrator, ceased publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months), and as of December 31, 2021, the IBA had ceased publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR. Until September 30, 2024, the IBA will continue to publish the one-month, three-month and six-month USD LIBOR tenors using a synthetic methodology that is permanently unrepresentative of the underlying markets such tenors previously sought to measure. The U.S. Congress passed the Adjustable Interest Rate (LIBOR) Act on March 15, 2022. The LIBOR Act replaces references to LIBOR for U.S. contracts that did not mature before June 30, 2023 with benchmark replacements based on the Secured Overnight Financing Rate (“SOFR”). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities and is published daily by the Federal Reserve Bank of New York. The benchmark replacement rate may not have the same value or economic equivalence as LIBOR. The transition from LIBOR could have a significant impact on the financial markets, including increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments. The transition to an alternative interest rate may not be orderly, may occur over various time periods or may have unintended consequences.

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

PMC Core Fixed Income Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains
Year Ended August 31, 2023	$10,484,355	$—	$—
Year Ended August 31, 2022	$9,240,233	$—	$4,677,382

PMC Diversified Equity Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains
Year Ended August 31, 2023	$12,064,740	$—	$12,251,716
Year Ended August 31, 2022	$21,468,568	$—	$74,998,483

ActivePassive Core Bond ETF	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains
Period Ended August 31, 2023	$765,963	$—	$—

ActivePassive Intermediate Municipal Bond ETF	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains
Period Ended August 31, 2023	$22,927	$125,954	$—

ActivePassive International Equity ETF	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains
Period Ended August 31, 2023	$—	$—	$—

ActivePassive U.S. Equity ETF	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains
Period Ended August 31, 2023	$—	$—	$—

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

As of August 31, 2023, the components of distributable earnings (deficit) for income tax purposes were as follows:

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund	ActivePassive Core Bond ETF	ActivePassive Intermediate Municipal Bond ETF	ActivePassive International Equity ETF	ActivePassive U.S. Equity ETF
Cost basis of investments for federal income tax purposes	$454,634,959	$932,776,465	$101,985,505	$30,945,397	$76,580,220	$164,661,425

Gross tax unrealized appreciation	$1,070,075	$159,617,200	$75,527	$1	$3,610,822	$17,938,243
Gross tax unrealized depreciation	(30,157,036)	(23,258,637)	(2,576,403)	(747,181)	(3,405,368)	(2,528,480)

Net tax unrealized appreciation	$(29,086,961)	$136,358,563	$(2,500,876)	$(747,180)	$205,454	$15,409,763

Undistributed ordinary income	$8,804,784	$19,859,389	$316,066	$51,907	$671,642	$727,620
Undistributed long-term capital gain	—	33,051,364	—	—	—	—

Total distributable earnings	$8,804,784	$52,910,753	$316,066	$51,907	$671,642	$727,620
Other accumulated loss	(43,758,088)	—	(207,824)	—	(246,200)	(286,501)

Total accumulated earnings	$(64,040,265)	$189,269,316	$(2,392,634)	$(695,273)	$630,896	$15,850,882

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments and PFIC mark-to-market adjustments.

At August 31, 2023, the Funds had capital loss carryovers as follows:

	Short-Term	Long-Term
PMC Core Fixed Income Fund	$(20,029,413)	$(23,728,675)
PMC Diversified Equity Fund	—	—
ActivePassive Core Bond ETF	(207,824)	—
ActivePassive Intermediate Municipal Bond ETF	—	—
ActivePassive International Equity ETF	(246,200)	—
ActivePassive U.S. Equity ETF	(286,501)	—

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

asset value per share. For the year ended August 31, 2023, the following reclassifications were made for permanent tax differences due to equalization on the Statements of Assets and Liabilities:

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund	ActivePassive Core Bond ETF	ActivePassive Intermediate Municipal Bond ETF	ActivePassive International Equity ETF	ActivePassive U.S. Equity ETF
Total distributable earnings	$—	$(8,175,223)	$—	$—	$—	$—
Paid-in capital	$—	$8,175,223	$—	$—	$—	$—

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2023. Also, the Funds recognized no interest and penalties related to uncertain tax benefits in fiscal year 2023. At August 31, 2023, the fiscal years 2020 through 2023 remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”), on behalf of the PMC Funds, with the Adviser to furnish investment advisory services to the PMC Funds. Under terms of the Agreement, the Trust, on behalf of the PMC Funds, the Adviser is entitled to receive from the Diversified Equity Fund a management fee equal to 0.53% of the Fund’s average daily net assets and is entitled to receive from the Core Fixed Income Fund a management fee equal to 0.65% of the Fund’s average daily net assets if the Fund’s net assets are $2,500,000,000 or less; 0.625% if the Fund’s net assets are greater than $2,500,000,000 but less than $5,000,000,000; and 0.60% if the Fund’s assets are greater than $5,000,000,000.

The Adviser has contractually agreed to waive its management fees and/or reimburse other expenses of each PMC Fund at least through December 29, 2023 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses incurred in connections with any merger or reorganizations, dividends or interest on short positions, acquired fund fees and expenses, or extraordinary expenses such as litigation) do not exceed 0.60% for the Core Fixed Income Fund and 0.73% for the Diversified Equity Fund (the “Expense Limitation Cap”) of each Fund’s average daily net assets.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Core Fixed Income Fund	Diversified Equity Fund
August 31, 2024	$1,255,760	$—
August 31, 2025	$1,309,991	$—
August 31, 2026	$1,216,182	$—

Sub-advisory services are provided to the Core Fixed Income Fund, pursuant to an agreement between the Adviser and Neuberger Berman Investment Advisers LLC (the “Sub-Adviser”). Under the terms of the sub-advisory agreement, the Adviser compensates the Sub-Adviser based on the Fund’s average daily net assets.

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

In addition, the Trust, on behalf of the ActivePassive ETFs (“ETFs”), has entered into an investment advisory agreement (the “ETF Agreement”) with the Adviser to furnish investment advisory services to the ETFs. Pursuant to the ETF Agreement, the Core Bond ETF, Intermediate Municipal Bond ETF, International Equity ETF and U.S. Equity ETF pay a unitary management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.35%, 0.35%, 0.45% and 0.30%, respectively, of the ETF’s average daily net assets. Pursuant to the ETF Agreement, the Adviser has agreed to pay all expenses of the ETFs except the unitary management fee paid to the Adviser under the ETF Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the ETFs under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Sub-advisory services are provided to the ETFs, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the subadvisers based on each Fund’s average daily net assets.

ActivePassive Core Bond ETF

Neuberger Berman Investment Advisers LLC

Sage Advisory Services, Ltd Co.

ActivePassive Intermediate Municipal Bond ETF

GW&K Investment Management, LLC

ActivePassive International Equity ETF

AllianceBernstein L.P.

Causeway Capital Management LLC

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Advisor Class shares of the PMC Funds, which authorizes the Trust to pay Foreside Fund Services, LLC (the “Distributor”), the Funds’ principal distributor, a distribution fee of 0.25% of each Fund’s average daily net assets of Advisor Class shares. During the year ended August 31, 2023, the PMC Funds incurred fees pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$101,481
Diversified Equity Fund	$246,836

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred by the PMC Funds for the year ended August 31, 2023, and owed as of August 31, 2023, are as follows:

	Incurred	Owed
Core Fixed Income Fund	$220,371	$48,929
Diversified Equity Fund	$422,270	$70,210

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as each Fund’s custodian. Fees incurred for the year ended August 31, 2023, and owed as of August 31, 2023 are as follows:

Fund Accounting	Incurred	Owed
Core Fixed Income Fund	$223,590	$35,723
Diversified Equity Fund	$251,261	$41,068

Transfer Agency	Incurred	Owed
Core Fixed Income Fund	$309,395	$49,639
Diversified Equity Fund	$421,203	$69,222

Custody	Incurred	Owed
Core Fixed Income Fund	$70,983	$11,453
Diversified Equity Fund	$113,390	$19,604

Under the terms of the ETF Agreement, the Adviser pays the fund administration and accounting, transfer agency and custody fees for the ActivePassive ETFs.

The PMC Funds each have an unsecured line of credit with U.S. Bank (see Note 9).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred by the PMC Funds for the year ended August 31, 2023, and owed as of August 31, 2023 is as follows:

	Incurred	Owed
Core Fixed Income Fund	$16,848	$3,195
Diversified Equity Fund	$12,008	$1,938

Under the terms of the ETF Agreement, the Adviser pays the chief compliance officer fees for the ActivePassive ETFs.

(7)	Creation and Redemption Transactions

Shares of the ActivePassive ETFs are listed and traded on the NYSE Arca, Inc. The ActivePassive ETFs issue and redeem shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of each ActivePassive ETF will be equal to the ActivePassive ETF’s total assets minus the ActivePassive ETF’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places.

Only “Authorized Participants” may purchase or redeem shares directly from the ActivePassive ETFs. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the ActivePassive ETFs. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) in connection with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee for each ActivePassive ETF is $500.

An additional variable fee of up to a maximum of 3% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial purchase of Creation Units. For orders comprised entirely of cash, a variable fee of 0.25% of the value of the order will be charged by each ActivePassive ETF. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each ActivePassive ETF may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the ActivePassive ETF’s shareholders.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to the ActivePassive ETFs and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of each ActivePassive ETF will be issued to such authorized participant notwithstanding the fact that the ActivePassive ETF’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the ActivePassive ETFs or their agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the ActivePassive ETFs for losses, if any.

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended August 31, 2023 are summarized below.

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund	ActivePassive Core Bond ETF	ActivePassive Intermediate Municipal Bond ETF	ActivePassive International Equity ETF	ActivePassive U.S. Equity ETF
Purchases:
U.S. Government	$608,965,981	$—	$56,075,335	$—	$—	$—
Other	171,801,860	915,303,374	56,992,748	30,774,995	11,663,292	17,160,324

Total Purchases	$780,767,841	$915,303,374	$113,068,083	$30,774,995	$11,663,292	$17,160,324
Sales
U.S. Government	$616,916,757	$—	$8,998,257	$—	$—	$—
Other	224,673,908	1,090,388,741	3,038,591	—	10,934,834	15,166,494

Total Sales	$841,590,665	$1,090,388,741	$12,036,848	$—	$10,934,834	$15,166,494

The above ActivePassive International Equity ETF and ActivePassive U.S. Equity ETF purchases and sales exclude any in-kind transactions associated with creations and redemptions. During the period ended August 31, 2023, the International Equity ETF had $75,312,025 of creations in-kind and $0 of redemptions in-kind, and the U.S. Equity ETF had $161,890,707 of creations in-kind and $0 of redemptions in-kind.

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

(9)	Line of Credit

At August 31, 2023, the Core Fixed Income Fund and Diversified Equity Fund had unsecured lines of credit in the lesser amount of $20,000,000 and $35,000,000, respectively, or 33.33% of the fair value of unencumbered assets of each Fund, as defined, which both mature August 5, 2024. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. Interest was scheduled to be incurred at the bank’s prime rate of 5.50% from September 1, 2022 through September 21, 2022, 6.25% from September 22, 2022 through November 2, 2022, 7.00% from November 3, 2022 through December 14, 2022, 7.50% from December 15, 2022 through February 1, 2023, 7.75% from February 2, 2023 through March 22, 2023, 8.00% from March 23, 2023 through May 3, 2023, 8.25% from May 4, 2023 through July 26, 2023, 8.50% from July 27, 2023 through August 31, 2023. The following table provides information regarding usage of the line of credit for the year ended August 31, 2023 for the Funds. The Funds did not have an outstanding balance on either line of credit as of August 31, 2023.

	Days Utilitized	Average Amount of Borrowing	Weighted Average Borrowing Rate	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Core Fixed Income Fund	7	$27,000	7.18%	$38	$45,000	1/30/2023
Diversified Equity Fund	23	$4,895,391	7.58%	$23,719	$32,269,000	1/6/2023

*	Interest expense is reported within Other Expenses on the Statements of Operations.

(10)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2023, National Financial Services, LLC, for the benefit of its customers, held 43.02% and 94.79%, respectively, of the PMC Core Fixed Income Fund’s outstanding Advisor Class and Institutional Class shares. At August 31, 2023, National Financial Services, LLC, for the benefit of its customers, held 54.43% and 93.65%, respectively, of the PMC Diversified Equity Fund’s outstanding Advisor Class and Institutional Class shares.

(11)	Securities Lending

Pursuant to the terms of a securities lending agreement with U.S. Bank, each PMC Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a PMC Fund. During the time securities are on loan, the borrower will pay the applicable PMC Fund any accrued income on those securities, and the PMC Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.

Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a PMC Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A PMC Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a PMC Fund on a timely basis and that PMC Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable PMC Fund.

ENVESTNET FUNDS

Notes to Financial Statements, continued

August 31, 2023

As of August 31, 2023, the value of the securities on loan and value of collateral received for securities lending were as follows:

	Loaned Securities Value	Value of Cash Collateral	% of Net Assets
Core Fixed Income Fund	$48,899,480	$49,844,301	12.96%
Diversified Equity Fund	$195,341,462	$200,726,076	22.43%

The PMC Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC as noted on the Schedules of Investments. The investment objective is to seek to maximize current income with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The PMC Funds are not subject to a master netting agreement with respect to securities lending; therefore, no additional disclosures regarding netting arrangements are required.

The net fee and interest income earned by the PMC Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the PMC Funds’ Statements of Operations.

(12)	Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

(13)	Subsequent Events

The ActivePassive Core Bond ETF paid distributions to shareholders as follows:

Record Date	Ex-Date	Payable Date	Ordinary Income Rate	Ordinary Income Distribution Paid
9/5/2023	9/1/2023	9/6/2023	$0.09106299	$311,891
10/3/2023	10/2/2023	10/4/2023	$0.08432858	$301,475

The ActivePassive Intermediate Municipal Bond ETF paid distributions to shareholders as follows:

Record Date	Ex-Date	Payable Date	Ordinary Income Rate	Ordinary Income Distribution Paid
9/5/2023	9/1/2023	9/6/2023	$0.04284544	$53,557
10/3/2023	10/2/2023	10/4/2023	$0.04096220	$51,203

The Funds have evaluated events and transactions that have occurred subsequent to August 31, 2023 through the date the financial statements were issued and determined there were no other subsequent events that would require disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of PMC Funds and ActivePassive ETFs and

Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PMC Funds and ActivePassive ETFs comprising the funds listed below (the “Funds”), each a series of Trust for Professional Managers, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
PMC Core Fixed Income Fund	For the year ended August 31, 2023*
PMC Diversified Equity Fund	For the year ended August 31, 2023*
ActivePassive Core Bond ETF	For the period from May 2, 2023 (commencement of operations) through August 31, 2023
ActivePassive Intermediate Municipal Bond ETF	For the period from May 2, 2023 (commencement of operations) through August 31, 2023
ActivePassive International Equity ETF	For the period from May 2, 2023 (commencement of operations) through August 31, 2023
ActivePassive U.S. Equity ETF	For the period from May 2, 2023 (commencement of operations) through August 31, 2023

*	The Funds’ financial statements and financial highlights for the years ended August 31, 2022, and prior, were audited by other auditors whose report dated October 27, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31,

2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

October 26, 2023

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (PMC FUNDS)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 17, 2023 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Envestnet Asset Management, Inc., the Funds’ investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 22, 2023 (the “June 22, 2023 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, biographical information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2024.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ operation by the Adviser’s staff. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, including its recommendations with respect to the hiring, termination or replacement of the PMC Core Fixed Income Fund’s sub-adviser and its oversight of investment strategies implemented by the PMC Core Fixed Income Fund’s sub-adviser. The Trustees also considered the qualifications of key personnel at the Adviser involved in the day-to-day activities of the Funds, including Brandon R. Thomas, who serves as a portfolio manager to the Diversified Equity Fund and for the segment of the Core Fixed Income Fund’s assets managed by the Adviser, and Janis Zvingelis, who serves as a portfolio manager to the Diversified Equity Fund. The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser’s compliance program. The Trustees noted that during the course of the prior year the Adviser had participated in a Trust board meeting to discuss the Funds’ performance and outlook, along with the compliance efforts made by the Adviser, including reports provided by the Adviser in its role as the Funds’ valuation designee. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program and oversight of the compliance program of the PMC Core Fixed Income Fund’s sub-adviser. The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the PMC Core Fixed Income Fund under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Advisor Class shares of the PMC Core Fixed Income Fund and PMC Diversified Equity Fund for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2023. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Advisor Class shares of the Funds on both an absolute basis and in comparison to a benchmark index (the Bloomberg U.S. Aggregate Bond Index for the PMC Core Fixed Income Fund and the MSCI World Index Net Return for the PMC Diversified Equity Fund) and in comparison to a peer group of funds as constructed using publicly-available data provided by Morningstar, Inc. and presented by Barrington Financial Group, LLC d/b/a Barrington Partners, an independent third-party benchmarking firm, through its cohort selection process (a peer group of U.S. open-end intermediate core-plus bond and intermediate core bond funds for the PMC Core Fixed Income Fund and a peer group of U.S. open-end global large-cap stock blend, global large-cap stock value and large-cap value funds for the PMC Diversified Equity Fund) (each, a “Barrington Cohort”). The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as either Fund.

The Trustees noted the PMC Core Fixed Income Fund’s performance for Institutional Class shares for each of the one-year and three-year periods ended March 31, 2023 was above the Barrington Cohort average. The Trustees noted that for each of the quarter, one-year and since inception periods ended March 31, 2023, the Institutional Class shares of the PMC Core Fixed Income Fund had underperformed the Bloomberg U.S. Aggregate Bond Index. The Trustees then noted that for the three-year period ended March 31, 2023, the Institutional Class shares of the PMC Core Fixed Income Fund had outperformed the Bloomberg U.S. Aggregate Bond Index.

The Trustees noted the PMC Diversified Equity Fund’s performance for Institutional Class shares for each of the one-year and three-year periods ended March 31, 2023 was above the Barrington Cohort average. The Trustees noted that for the quarter and since inception period ended March 31, 2023, the Institutional Class shares of the PMC Diversified Equity Fund had underperformed the MSCI World Index Net Return. The Trustees noted that for the one-year and three-year periods ended March 31, 2023, the Institutional Class shares of the PMC Diversified Equity Fund had outperformed the MSCI World Index Net Return.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for each Fund was satisfactory under current market conditions and that the Adviser has developed the necessary expertise and resources in selecting and managing the sub-adviser to the PMC Core Fixed Income Fund and providing investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and Barrington Cohort comparisons. The Trustees considered the cost structure of each Fund relative to its Barrington Cohort, as well as any fee waivers, expense reimbursements and expense recoupments of the Adviser. In reviewing the PMC Core Fixed Income Fund’s fees and total expense structure, the Trustees took into account the Fund’s “manager of managers” structure, noting that the Adviser pays the Fund’s sub-advisory fees out of its own management fees, and that the Fund was not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of the Adviser and reviewed the Adviser’s financial information and noted that the Adviser had subsidized each Fund’s operations since inception and had not yet fully recouped those subsidies for the PMC Core Fixed Income Fund. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Advisory Agreement and the expense subsidizations undertaken by the Adviser, as well as the Funds’ brokerage practices, noting that the Adviser makes no effort to seek soft dollar arrangements. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 22, 2023 meeting and the August 17, 2023 meeting at which the Advisory Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the PMC Core Fixed Income Fund’s contractual management fee of 0.65% was above the Barrington Cohort average of 0.39%. The Trustees noted that the PMC Core Fixed Income Fund was operating above its expense cap of 0.60% for Institutional Class shares. The Trustees observed that the PMC Core Fixed Income Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.60% was above the Barrington Cohort average of 0.48%. The Trustees also compared the fees paid by the PMC Core Fixed Income Fund to the fees associated with the Adviser’s fixed-income separately-managed account portfolios.

The Trustees noted that the PMC Diversified Equity Fund’s contractual management fee of 0.53% was below the Barrington Cohort average of 0.69%. The Trustees noted that the PMC Diversified Equity Fund was operating below its expense cap of 0.73% for Institutional Class shares. The Trustees observed that the PMC Diversified Equity Fund’s total expense ratio of 0.68% was below the Barrington Cohort average of 0.83%. The Trustees also compared the fees paid by the PMC Diversified Equity Fund to the fees associated with the Adviser’s equity/balanced separately-managed account portfolios.

The Trustees concluded that each Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information and, with respect to the PMC Core Fixed Income Fund, considering the Fund’s “manager-of-managers” structure. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profits from sponsoring each of the Funds were not excessive and that the Adviser maintained adequate profit levels to support the services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the PMC Core Fixed Income Fund’s operations.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Adviser, as applicable, with respect to the Funds. The Trustees noted that the PMC Core Fixed Income Fund’s management fee structure contained breakpoint reductions as the Fund’s assets grow in size, and that while the PMC Diversified Equity Fund’s did not, the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. The Trustees concluded that the Adviser’s management fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and each Fund at the Fund’s current asset level.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees examined the brokerage practices of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term ending August 31, 2024 as being in the best interests of each Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT (PMC CORE FIXED INCOME FUND)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 17, 2023 to consider the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the PMC Core Fixed Income Fund (the “Fund”), entered into between Envestnet Asset Management, Inc. (“Envestnet”), the Fund’s investment adviser and Neuberger Berman Investment Advisers LLC (“NBIA”), the Fund’s sub-adviser. The Trustees also met at a prior meeting held on June 22, 2023 (the “June 22, 2023 Meeting”) to review materials related to the renewal of the Sub-Advisory Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreement, due diligence materials relating to NBIA (including a due questionnaire, Form ADV, biographical information of key management and compliance personnel, a summary detailing key provisions of NBIA’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Fund. Based on their evaluation of the information provided by Envestnet and NBIA, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the Sub-Advisory Agreement for an additional one-year term ending August 31, 2024.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between Envestnet, on behalf of the PMC Core Fixed Income Fund, and the Core Fixed Income Fund’s sub-adviser, NBIA, the Board reviewed and analyzed various factors that it determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NBIA

The Trustees considered the nature, extent and quality of services provided by NBIA to the Fund. The Trustees considered NBIA’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of David M. Brown, Thanos Bardas, Nathan Kush and Olumide Owolabi, and other key personnel at NBIA. The Trustees noted that NBIA was the sole third-party sub-adviser to the Fund and was responsible for managing approximately 88% of the Fund’s portfolio, with Envestnet managing the remaining portion of the Fund’s portfolio. The Trustees also considered information provided by NBIA at the June 15, 2023 meeting and the August 17, 2023 meeting at which the Sub-Advisory Agreement was formally considered, relating to the investment objective and strategies for the Fund, brokerage practices and compliance and risk management. The Trustees also noted any services that extended beyond portfolio management. The Trustees also considered the overall financial condition, as well as the implementation and operational effectiveness of the business continuity plan for NBIA. The Trustees concluded that NBIA had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided by NBIA to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND NBIA

The Trustees discussed the Fund’s performance, including the performance relating specifically to the segment of the Fund’s portfolio managed by NBIA. The Trustees discussed the performance of the segment of the Fund’s portfolio managed by NBIA for the quarter, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2023. The Trustees compared the short-term and longer-term performance of the segment of the Fund’s portfolio managed by NBIA on both an absolute basis and in comparison to a benchmark index (the Bloomberg U.S. Aggregate Bond Index) and in comparison to a separate sub-advised fund with similar investment strategies to that utilized by NBIA in managing its segment of the Fund’s portfolio. The Trustees noted that for the quarter, three-year, five-year, ten-year, and since inception periods ended March 31, 2023, the segment of the Fund’s portfolio managed by NBIA outperformed the benchmark index. The Trustees also noted that for the one-year period ended March 31, 2023, the segment of the Fund’s portfolio managed by NBIA underperformed the benchmark index. The Trustees noted the performance of the segment of the Fund’s portfolio managed by NBIA generally outperformed the historical performance of a composite of other separately-managed accounts of NBIA that were the same or similar to the Fund in terms of investment strategies.

After considering all the information, the Trustees concluded that the performance obtained by NBIA for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by NBIA.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY NBIA

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to NBIA under the Sub-Advisory Agreement. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreement were reasonable in light of the quality of the services performed by NBIA. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to NBIA. Consequently, the Trustees did not consider the costs of services provided by NBIA or the profitability of its relationship with the Fund to be material factors for consideration given that NBIA is not affiliated with Envestnet and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to NBIA by Envestnet were reasonable in light of the services provided by NBIA.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to NBIA are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by NBIA from its association with the Fund. The Trustees concluded that the benefits that NBIA may receive, such as greater name recognition and increased ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreement with NBIA, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreement with NBIA for an additional one-year term ending August 31, 2024 as being in the best interests of the Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (ACTIVEPASSIVE ETFS)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on January 19, 2023 to consider the initial approval of the Investment Advisory Agreement (the “ActivePassive ETFs Advisory Agreement”) between the Trust, on behalf of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF, ActivePassive International Equity ETF and ActivePassive U.S. Equity ETF (collectively, the “ActivePassive ETFs” or the “Funds”), each a series of the Trust, and Envestnet Asset Management, Inc., the Funds’ investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the ActivePassive ETFs Advisory Agreement, including a memorandum provided by the Funds’ legal counsel, which outlined the Trustees’ responsibilities in considering the ActivePassive ETFs Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the ActivePassive ETFs Advisory Agreement, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, biographical information of the Adviser’s key management and compliance personnel, comparative fee information for each Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. In considering approval of the ActivePassive ETFs Advisory Agreement, the Trustees also reviewed the Trust’s post effective amendment to its Form N-1A registration statement, including the prospectus and statement of additional information included therein, relating to the initial registration of the Funds.

Based on its evaluation of information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the ActivePassive ETFs Advisory Agreement for an initial term ending two years following the Funds’ commencement of operations pursuant to an effective registration statement.

1. NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED TO THE ACTIVEPASSIVE ETFS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the ActivePassive ETFs and the amount of time devoted by the Adviser’s staff to the ActivePassive ETFs’ operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of each ActivePassive ETF, including its recommendations with respect to the hiring, termination or replacement of one or more sub-advisers to the ActivePassive ETFs and its oversight of investment strategies implemented by any such sub-advisers. The Trustees also considered the qualifications, experience and responsibilities of Brandon R. Thomas, Janis Zvingelis, Greg Classen, and Tim Murphy, who serve as co-portfolio managers for the ActivePassive U.S. Equity ETF and for the segment of the assets managed by the Adviser for each of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF and ActivePassive International Equity ETF, and other key personnel at the Adviser involved in the day-to-day activities of the ActivePassive ETFs. The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser’s compliance program and discussed the Adviser’s commitment to the growth of assets for each ActivePassive ETF. The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Adviser. The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program with respect to other series of the Trust managed by the Adviser. The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the ActivePassive ETFs Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the ActivePassive ETFs, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE ACTIVEPASSIVE ETFS AND THE ADVISER

The Trustees noted that the ActivePassive ETFs had not yet commenced operations and, therefore, that performance of the ActivePassive ETFs was not a relevant factor for consideration. In assessing the portfolio management services to be provided by the Adviser, the Trustees considered the investment management experience of Messrs. Thomas, Zvingelis, Classen, and Murphy, who will serve as co-portfolio managers for the ActivePassive U.S. Equity ETF and for the segment of the assets managed by the Adviser for each of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF and ActivePassive International Equity ETF. The Trustees also discussed the Adviser’s process for identifying, recommending, and monitoring one or more sub-advisers for each ActivePassive ETF, as applicable, and for allocating and reallocating assets among such sub-advisers consistent with each ActivePassive ETF’s investment objectives and strategies. The Trustees considered the Adviser’s role in assessing each sub-adviser’s investment style and historical performance and in allocating each ActivePassive ETF’s assets to such sub-adviser on the basis of the particular strategy assigned to it as well as the strategies assigned to other sub-advisers for such ActivePassive ETF, as applicable. The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the ActivePassive ETFs. After considering all of the information, the Trustees determined that each ActivePassive ETF and its shareholders were likely to benefit from the Adviser’s management.

3. COSTS OF SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s proposed management fee, including a review of the expense analyses and other pertinent material with respect to each ActivePassive ETF. The Trustees took into consideration that the management fee was a “unitary management fee” whereby the Adviser agrees to pay all expenses incurred by each ActivePassive ETF, except the unitary management fee payable to the Adviser and certain other costs of each ActivePassive ETF, specifically interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and any Rule 12b-1 plan fees. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees also considered the cost structure of each ActivePassive ETF relative to a peer group of funds as constructed using publicly-available data provided by Morningstar, Inc. and presented by Barrington Financial Group, LLC d/b/a Barrington Partners, an independent third-party benchmarking firm, through its cohort selection process (a peer group of U.S. intermediate core bond and intermediate core-plus bond exchange-traded funds for the ActivePassive Core Bond ETF, a peer group of U.S. municipal national intermediate bond exchange-traded funds for the ActivePassive Intermediate Municipal Bond ETF, a peer group of U.S. foreign large blend exchange-traded funds for the ActivePassive International Equity ETF, and a peer group of U.S. large blend, mid-cap value, large value and large growth exchange-traded funds for the ActivePassive U.S. Equity ETF) (each, a “Barrington Cohort”).

The Trustees noted that the ActivePassive Core Bond ETF’s proposed contractual management fee of 0.35% was below the Barrington Cohort average of 0.37%. The Trustees further noted that the ActivePassive Core Bond ETF’s proposed unitary fee structure will limit the Fund’s total annual fund operating expenses to 0.35% of the Fund’s average annual assets and was lower than the Barrington Cohort average of 0.38%.

The Trustees noted that the ActivePassive Intermediate Municipal Bond ETF’s proposed contractual management fee of 0.35% was below the Barrington Cohort average of 0.40%. The Trustees further noted that the ActivePassive Intermediate Municipal Bond ETF’s proposed unitary fee structure will limit the Fund’s total annual fund operating expenses to 0.35% of the Fund’s average annual assets and was lower than the Barrington Cohort average of 0.36%.

The Trustees noted that the ActivePassive U.S. Equity ETF’s proposed contractual management fee of 0.30% was below the Barrington Cohort average of 0.46%. The Trustees further noted that the ActivePassive U.S. Equity ETF’s proposed unitary fee structure will limit the Fund’s total annual fund operating expenses to 0.30% of the Fund’s average annual assets and was lower than the Barrington Cohort average of 0.51%.

The Trustees noted that the ActivePassive International Equity ETF’s proposed contractual management fee of 0.45% was below the Barrington Cohort average of 0.47%. The Trustees further noted that the ActivePassive International Equity ETF’s proposed unitary fee structure will limit the Fund’s total annual fund operating expenses to 0.45% of the Fund’s average annual assets and was lower than the Barrington Cohort average of 0.47%.

The Trustees also considered the overall profitability that may result from the Adviser’s management of each ActivePassive ETF and reviewed the Adviser’s financial information. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the ActivePassive ETFs Advisory Agreement anticipated by the Adviser.

The Trustees concluded that the estimated expenses and the proposed management fees paid to the Adviser for each ActivePassive ETF were fair and reasonable in light of the comparative performance, expense and management fee information and the investment management services to be provided to each ActivePassive ETF by the Adviser. The Trustees noted, based on a pro forma profitability analysis prepared by the Adviser, that the Adviser did not anticipate that the ActivePassive ETFs would be profitable to the Adviser during each ActivePassive ETF’s first twelve months of operation, but the Adviser maintained adequate profit levels to support its services to each ActivePassive ETF.

4. EXTENT OF ECONOMIES OF SCALE AS THE ACTIVEPASSIVE ETFS GROW

The Trustees compared each ActivePassive ETF’s estimated expenses relative to its peer group and discussed economies of scale. The Trustees noted that each ActivePassive ETF’s proposed management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would be reviewed on a regular basis. With respect to the Adviser’s fee structure, the Trustees concluded that the potential economies of scale with respect to each ActivePassive ETF were acceptable.

5. BENEFITS TO BE DERIVED FROM THE RELATIONSHIP WITH THE ACTIVEPASSIVE ETFS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the ActivePassive ETFs. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the ActivePassive ETFs.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the approval of the ActivePassive ETFs Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the ActivePassive ETFs’ surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the proposed ActivePassive ETFs Advisory Agreement for an initial two-year term as being in the best interests of each ActivePassive ETF and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENTS (ACTIVEPASSIVE ETFS)

ActivePassive Core Bond ETF—Investment Sub-Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on January 19, 2023 to consider the initial approval of the investment sub-advisory agreement (the “NBIA Sub-Advisory Agreement”) for the ActivePassive Core Bond ETF (the “Fund”) entered into between Envestnet Asset Management, Inc. (the “Adviser”) and Neuberger Berman Investment Advisers LLC (“NBIA”), a sub-adviser to the Fund, and to consider the initial approval of the investment sub-advisory agreement (the “Sage Sub-Advisory Agreement,” and together with the NBIA Sub-Advisory Agreement, the “Sub-Advisory Agreements”) for the Fund entered into between the Adviser and Sage Advisory Services, Ltd Co. (“Sage”), a sub-adviser to the Fund. Prior to the meeting, the Trustees requested and received materials to assist them in considering the approval of the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including copies of each Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Sub-Advisory Agreements, due diligence materials relating to each of NBIA and Sage (including a due questionnaire, Form ADV, biographical information of key management and compliance personnel, a summary detailing key provisions of each of NBIA’s and Sage’s written compliance program, including its code of ethics) and other pertinent information.

Based on its evaluation of information provided by NBIA and Sage, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved each of the NBIA Sub-Advisory Agreement and the Sage Sub-Advisory Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

DISCUSSION OF FACTORS CONSIDERED

1. NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services to be provided by NBIA and Sage to the ActivePassive Core Bond ETF (the “Fund”). The Trustees considered NBIA’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Nathan Kush, David M. Brown, and Thanos Bardas, who would serve as the portfolio managers for the segment of the Fund’s assets managed by NBIA, and other key personnel at NBIA. The Trustees also considered Sage’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Robert G. Smith III and Thomas H. Urano, who would serve as the portfolio managers for the segment of the Fund’s assets managed by Sage, and other key personnel at Sage.

The Trustees also considered information provided by each of NBIA and Sage and included in a due diligence questionnaire, relating to each of their investment strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees also considered the overall financial condition of each of NBIA and Sage, as well as the implementation and operational effectiveness of each firm’s business continuity plan. The Trustees concluded that each of NBIA and Sage had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under each Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided by each of NBIA and Sage to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees did not consider the performance of the Fund, as it has no performance history. However, the Trustees reviewed the qualifications, backgrounds and experience of the personnel of NBIA and Sage, as well as information concerning the performance history of NBIA and Sage with respect to a sub-advised registered investment company and separately managed accounts, respectively, that use a strategy similar to the strategy NBIA and Sage will apply to its respective segment of Fund assets. After considering all of the information provided to them, the Trustees concluded that the Fund and its shareholders were likely to benefit from each of NBIA’s and Sage’s management of the Fund’s portfolio.

3. COSTS OF SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE SUB-ADVISERS

The Trustees then considered the cost of services and the structure of the proposed sub-advisory fees schedules for each of NBIA and Sage, under the respective Sub-Advisory Agreement. The Trustees noted that Envestnet had confirmed to the Trustees that the sub-advisory fees payable under the NBIA Sub-Advisory Agreement and the Sage Sub-Advisory Agreement were reasonable in light of the quality of the services to be performed by each of NBIA and Sage. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to each of NBIA and Sage. Consequently, the Trustees did not consider the costs of services to be provided by each of NBIA and Sage or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to each of NBIA and Sage by Envestnet were reasonable in light of the services to be provided by NBIA and Sage.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to each of NBIA and Sage are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS TO BE DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees next considered the direct and indirect benefits that could be received by each of NBIA and Sage from its association with the Fund. The Trustees concluded that the benefits each of NBIA and Sage may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

In considering the NBIA Sub-Advisory Agreement and the Sage Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of Envestnet with respect to each of NBIA and Sage. Based on this review, the Trustees, including a majority of the Independent Trustees, approved each of the proposed NBIA Sub-Advisory Agreement and the Sage Sub-Advisory Agreement for an initial two-year term as being in the best interests of the Fund and its shareholders.

ActivePassive Intermediate Municipal Bond ETF—Investment Sub-Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on January 19, 2023 to consider the initial approval of the investment sub-advisory agreement (the “GW&K Sub-Advisory Agreement”) for the ActivePassive Intermediate Municipal Bond ETF (the “Fund”) entered into between Envestnet Asset Management, Inc. (the “Adviser”) and GW&K Investment Management, LLC (“GW&K”), the sub-adviser to the Fund. Prior to the meeting, the Trustees requested and received materials to assist them in considering the approval of the GW&K Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the GW&K Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the GW&K Sub-Advisory Agreement, due diligence materials relating to GW&K (including a due questionnaire, Form ADV, biographical information of key management and compliance personnel, a summary detailing key provisions of GW&K’s written compliance program, including its code of ethics) and other pertinent information.

Based on its evaluation of information provided by GW&K, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the GW&K Sub-Advisory Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

DISCUSSION OF FACTORS CONSIDERED

1. NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE SUB-ADVISER TO THE FUND

The Trustees considered the nature, extent and quality of services provided by GW&K to the Fund. The Trustees considered GW&K’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of John B. Fox, Kara M. South, Martin R. Tourigny, Nancy G. Angell, and Brian T. Moreland, who would serve as the portfolio managers for the segment of the Fund’s assets managed by GW&K, and other key personnel at GW&K.

The Trustees also considered information provided by GW&K and included in a due diligence questionnaire, relating to GW&K’s investment strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees also considered the overall financial condition of GW&K, as well as the implementation and operational effectiveness of the firm’s business continuity plan. The Trustees concluded that GW&K had sufficient quality and depth of personnel, resources, investment methods and compliance program essential to performing its duties under the GW&K Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided by GW&K to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISER

The Trustees did not consider the performance of the Fund, as it has no performance history. However, the Trustees reviewed the qualifications, backgrounds and experience of the personnel of GW&K, as well as information concerning the performance history of GW&K with respect to separately managed accounts that use a strategy similar to the strategy GW&K will apply to its respective segment of Fund assets. After considering all of the information provided to them, the Trustees concluded that the Fund and its shareholders were likely to benefit from GW&K’s management of the Fund’s portfolio.

3. COSTS OF SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE SUB-ADVISER

The Trustees then considered the cost of services and the structure of the proposed sub-advisory fees schedule for GW&K, under the GW&K Sub-Advisory Agreement. The Trustees noted that Envestnet had confirmed to the Trustees that the sub-advisory fees payable under the GW&K Sub-Advisory Agreement were reasonable in light of the quality of the services to be performed by GW&K. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to GW&K.

Consequently, the Trustees did not consider the costs of services to be provided by GW&K or its profitability from its relationship with the Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to GW&K by Envestnet were reasonable in light of the services to be provided by GW&K.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to GW&K are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS TO BE DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees next considered the direct and indirect benefits that could be received by GW&K from its association with the Fund. The Trustees concluded that the benefits GW&K may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

In considering the GW&K Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of Envestnet with respect to GW&K. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the proposed GW&K Sub-Advisory Agreement for an initial two-year term as being in the best interests of the Fund and its shareholders.

ActivePassive International Equity ETF—Investment Sub-Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on January 19, 2023 to consider the initial approval of the investment sub-advisory agreement (the “Causeway Sub-Advisory Agreement”) for the ActivePassive International Equity ETF (the “Fund”) entered into between Envestnet Asset Management, Inc. (the “Adviser”) and Causeway Capital Management LLC (“Causeway”), a sub-adviser to the Fund, and to consider the initial approval of the investment sub-advisory agreement (the “AllianceBernstein Sub-Advisory Agreement,” and together with the Causeway Sub-Advisory Agreement, the “Sub-Advisory Agreements”) for the Fund entered into between the Adviser and AllianceBernstein L.P. (“AllianceBernstein”), a sub-adviser to the Fund. Prior to the meeting, the Trustees requested and received materials to assist them in considering the approval of the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including copies of each Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Sub-Advisory Agreements, due diligence materials relating to each of Causeway and AllianceBernstein (including a due questionnaire, Form ADV, biographical information of key management and compliance personnel, a summary detailing key provisions of each of Causeway’s and AllianceBernstein’s written compliance program, including its code of ethics) and other pertinent information.

Based on its evaluation of information provided by Causeway and AllianceBernstein, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved each of the Causeway Sub-Advisory Agreement and the AllianceBernstein Sub-Advisory Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

DISCUSSION OF FACTORS CONSIDERED

1. NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services to be provided by Causeway and AllianceBernstein to the Fund. The Trustees considered Causeway’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Sarah Ketterer, Harry Hartford, Jonathan Eng, Conor Muldoon, Alessandro Valentini, Ellen Lee, Steven Nguyen, and Brian Cho, who would serve as the portfolio managers for the segment of the Fund’s assets managed by Causeway, and other key personnel at Causeway. The Trustees also considered AllianceBernstein’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Dev Chakrabarti, who would serve as the portfolio manager for the segment of the Fund’s assets managed by AllianceBernstein, and other key personnel at AllianceBernstein.

The Trustees also considered information provided by each of Causeway and AllianceBernstein and included in a due diligence questionnaire, relating to each of their investment strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees also considered the overall financial condition of each of Causeway and AllianceBernstein, as well as the implementation and operational effectiveness of each firm’s business continuity plan. The Trustees concluded that each of Causeway and AllianceBernstein had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under each Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided by each of Causeway and AllianceBernstein to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees did not consider the performance of the Fund, as it has no performance history. However, the Trustees reviewed the qualifications, backgrounds and experience of the personnel of Causeway and AllianceBernstein, as well as information concerning the performance history of Causeway and AllianceBernstein with respect to separately managed accounts that use a strategy similar to the strategy Causeway and

AllianceBernstein will apply to its respective segment of Fund assets. After considering all of the information provided to them, the Trustees concluded that the Fund and its shareholders were likely to benefit from each of Causeway’s and AllianceBernstein’s management of the Fund’s portfolio.

3. COSTS OF SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE SUB-ADVISERS

The Trustees then considered the cost of services and the structure of the proposed sub-advisory fees schedules for each of Causeway and AllianceBernstein, under the respective Sub-Advisory Agreement. The Trustees noted that Envestnet had confirmed to the Trustees that the sub-advisory fees payable under the Causeway Sub-Advisory Agreement and the AllianceBernstein Sub-Advisory Agreement were reasonable in light of the quality of the services to be performed by each of Causeway and AllianceBernstein. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to each of Causeway and AllianceBernstein. Consequently, the Trustees did not consider the costs of services to be provided by Causeway and AllianceBernstein or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to each of Causeway and AllianceBernstein by Envestnet were reasonable in light of the services to be provided by Causeway and AllianceBernstein.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to each of Causeway and AllianceBernstein are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS TO BE DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees next considered the direct and indirect benefits that could be received by each of Causeway and AllianceBernstein from its association with the Fund. The Trustees concluded that the benefits each of Causeway and AllianceBernstein may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

In considering the Causeway Sub-Advisory Agreement and the AllianceBernstein Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of Envestnet with respect to each of Causeway and AllianceBernstein. Based on this review, the Trustees, including a majority of the Independent Trustees, approved each of the proposed Causeway Sub-Advisory Agreement and the AllianceBernstein Sub-Advisory Agreement for an initial two-year term as being in the best interests of the Fund and its shareholders.

Statement Regarding Liquidity Risk Management Program—PMC Funds

(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Envestnet Asset Management, Inc. (“Envestnet”), the investment adviser to the PMC Core Fixed Income Fund and PMC Diversified Equity Fund (the “Funds”), each a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to each Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Envestnet as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to an appointed committee of officers of the Adviser. The Program Administrator also requires the investment sub-adviser to the PMC Core Fixed Income Fund, specifically Neuberger Berman Investment Advisers, LLC, to adopt a liquidity risk management program applicable to the Fund and to provide portfolio investment classification information to the Program Administrator on a monthly basis. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of each Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 20, 2023, the Board reviewed the Program Administrator’s written annual report for the period January 1, 2022 through December 31, 2022 (the “Report”). The Report provided an assessment of each Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that each Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that each Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and each Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of a Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that each Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

Notice of Privacy Policy & Practices

(Unaudited)

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security numbers;
•	account balances;
•	account transactions;
•	transaction history;
•	wire transfer instructions; and
•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

How We Protect Your Information

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

ENVESTNET FUNDS

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended August 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	100.00%
ActivePassive Core Bond ETF	0.00%
ActivePassive Intermediate Bond ETF	0.00%
ActivePassive International Equity ETF	0.00%
ActivePassive U.S. Equity ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2023 was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	42.43%
ActivePassive Core Bond ETF	0.00%
ActivePassive Intermediate Bond ETF	0.00%
ActivePassive International Equity ETF	0.00%
ActivePassive U.S. Equity ETF	0.00%

For the fiscal year ended August 31, 2023, taxable ordinary income distributions are designated as short-term capital gain distributions under Section 871(k)(2)(c) of the Code for the Funds as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	0.00%
ActivePassive Core Bond ETF	0.00%
ActivePassive Intermediate Bond ETF	0.00%
ActivePassive International Equity ETF	0.00%
ActivePassive U.S. Equity ETF	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (866) PMC-7338.

Envestnet Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	28	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company (2001-2021).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	28	Retired; Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company (2001-2021).

Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	28	Executive Director, Milwaukee Succeeds (education advocacy organization) (2023-present); System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-2022); President and Chief Executive Officer, Boys & Girls Club of Greater Milwaukee (2012-2018).	Independent Director, BMO Funds, Inc. (an open-end investment company) (2017–2022).

Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 6, 2022	28	Retired; President and Chief Operating Officer (2000-2020), Vice President of Sales and Chief Operating Officer (1995-2000), Olstein Capital Management, L.P. (asset management firm); Secretary and Assistant Treasurer, The Olstein Funds (1995-2018).	Trustee, The Olstein Funds (an open-end investment company) (1995–2018).

Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	28	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020); Partner and Senior Portfolio Manager, Denver Investments LLC (asset management firm) (2009-2018).	Director, Peoples Financial Services Corp. (a publicly-traded bank holding company) (2022-present).

Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	28	Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-present).	N/A

Envestnet Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Interested Trustee and Officers

John P. Buckel* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Chairperson, Trustee, President and Principal Executive Officer	Indefinite Term; Chairperson and Trustee (since January 19, 2023); President and Principal Executive Officer (since January 24, 2013)	28	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer of Keeley-Teton Advisors, LLC and Teton Advisors, Inc. (2017-2021).	N/A

Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath LLP (2016-2018).	N/A

Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Laura Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

Shannon Coyle 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1990	Assistant Treasurer	Indefinite Term; Since August 26, 2022	N/A	Officer, U.S. Bancorp Fund Services, LLC (2015-present).	N/A
*	Mr. Buckel is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser, Sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at (866) PMC-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Funds toll free at (866) PMC-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Funds’ filings on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) PMC-7338 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the ActivePassive ETFs trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) NAV is available without charge, on the ActivePassive ETFs’ website at www.activepassive.com.

PMC FUNDS and ActivePassive ETFs

Investment Adviser	Envestnet Asset Management, Inc. One North Wacker Drive, Suite 1925 Chicago, Illinois 60606

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 324 North Water Street, Suite 830 Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accounting and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2023	FYE 8/31/2022
(a) Audit Fees	$102,000	$67,900
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$19,000	$13,400
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Co. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2023	FYE 8/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 8/31/2023	FYE 8/31/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November  9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date 10/31/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date 10/31/2023

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date 10/31/2023

*	Print the name and title of each signing officer under his or her signature.